UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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FINANCIAL INVESTORS TRUST
(Name of Registrant as Specified In Its Charter)
(Name of Person Filing Proxy Statement, if other than the Registrant)

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Rondure New World Fund

Rondure Overseas Fund

each, a series of

Financial Investors Trust

April 28, 2023

Dear Fellow Shareholder,

You are receiving this letter because you own shares of one or more Rondure Global Funds. I am reaching out to request your proxy vote for the upcoming shareholder meeting at which it is proposed to reorganize each existing Rondure Global Fund from the Financial Investors Trust into a new trust for the Funds. There will be no material changes to the principal investment strategies of either Rondure Global Fund or to the way in which we as the investment adviser manage the Funds. This is simply a structural change to facilitate the Funds moving to a new back-office service provider. If approved by shareholders of the Funds, the reorganizations will result in the Funds being overseen by a new board of trustees and new officers. We are recommending shareholders approve the reorganizations because, although not guaranteed, we believe they could, over time, result in lower total annual fund operating expenses (before waivers and recoupment). The gross advisory fee payable to Rondure will not change as a result of either reorganization. The Board of Trustees of Financial Investors Trust has determined that the reorganizations are in the best interests of the Funds and their shareholders, and both we and the Board recommend shareholders approve the reorganizations.

If each reorganization is approved at the May shareholder meeting, the Funds are expected to move to the correspondingly named new series of a separate trust called the Northern Lights Fund Trust III sometime in June 2023, although the date may be adjusted. The reorganizations are anticipated to be tax-free reorganizations for federal income tax purposes, as described in the attached proxy statement. You will not be assessed any fees or charges in connection with the reorganizations.

Attached is a questions and answers section, full detail of the planned reorganizations, and the proxy statement. The greatest challenge to these types of reorganizations can be simply getting enough shareholders to vote. Please take a minute to vote your shares, as we believe the reorganizations will be meaningfully beneficial to shareholders, if approved. The instructions to vote your shares can be found in the paragraph titled “How Do I Place My Vote?” in the attached questions and answers section.

If you have additional questions about the reorganizations, please feel free to contact our client services team at client@rondureglobal.com.

Thank you for your help,

Laura

Laura Geritz

Chairman & Founder

Rondure Global Advisors

Rondure New World Fund

Rondure Overseas Fund

each, a series of
Financial Investors Trust

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD MAY 31, 2023

Dear Shareholders:

The Board of Trustees of Financial Investors Trust (“FIT”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders (the “Shareholder Meeting”) of the Rondure New World Fund and the Rondure Overseas Fund, each a series of FIT (each, an “Existing Fund” and together, the “Existing Funds”) to be held telephonically, on May 31, 2023 at 11:00 a.m. Mountain time.

At the Shareholder Meeting, shareholders will be asked to vote on the following proposals with respect to each Existing Fund in which they own shares:

1.	To approve an Agreement and Plan of Reorganization and Termination, a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Existing Fund will be transferred to a correspondingly named new series of Northern Lights Fund Trust III. The transfer would be (a) an exchange of your shares of the Existing Fund for shares of the corresponding New Fund equivalent in value to the outstanding shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the relevant Existing Fund.
2.	To transact other business that may properly come before the Shareholder Meeting and any adjournments thereof.

THE BOARD OF TRUSTEES OF THE FUNDS RECOMMENDS THAT YOU VOTE FOR THE PROPOSALS.

Shareholders of record at the close of business on April 5, 2023, are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof.

Shareholders are invited to attend the Shareholder Meeting telephonically. Any shareholder who does not expect to attend the Shareholder Meeting is urged to vote using the telephone or Internet voting instructions found below or indicate voting instructions on each enclosed proxy card, date and sign it, and return it in the envelope provided, which needs no postage if mailed in the United States. In order to avoid unnecessary calls to solicit your vote, we ask your cooperation in responding promptly, no matter how large or small your holdings may be.

By Order of the Board of Trustees,

Michael Lawlor, Secretary
April 28, 2023

Important Information to Help you Understand and Vote on the Proposal

Q & A: Questions and Answers

While we encourage you to read the full text of the enclosed Proxy Statement, here is a brief overview of the matter affecting you as a shareholder of an Existing Fund that requires your vote.

What is the Purpose of the Shareholder Meeting?

The purpose of the meeting is to seek shareholder approval in connection with a proposal to reorganize each Existing Fund into a newly created series (each, a “New Fund” and together, the “New Funds”) of Northern Lights Fund Trust III (“NL3”), a Delaware statutory trust with its principal offices at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246 (each, a “Reorganization,” and together, the “Reorganizations”). The shareholder meeting will be held telephonically on May 31, 2023, at 11:00 a.m. Mountain time (the “Shareholder Meeting”).

What is the Purpose of the Reorganizations?

Although not guaranteed, the primary purpose of the Reorganizations is to move the Existing Funds from FIT to NL3 in an attempt to, over time, achieve lower total annual fund operating expenses (before waivers and recoupment) for each Fund.

Rondure Global Advisors, LLC (“Rondure” or the “Adviser”) will continue to serve as investment adviser for the New Funds and the persons responsible for the day-to-day management of the Funds will not change. Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes, and, therefore, no gain or loss should be recognized by an Existing Funds or its shareholders as a result of the Reorganization.

The Board of Trustees of FIT is different than the Board of Trustees of NL3. FIT also has different officers than NL3. In addition, the third-party service providers of the Funds will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganizations with respect to the Board of Trustees, officers and service providers are that: (1) the New Funds will be overseen by a different Board of Trustees, (2) the New Funds will have different officers, and (3) the New Funds will have different service providers, except for the Funds’ Custodian and Auditor, which will remain Brown Brothers Harriman & Co., and Deloitte & Touche LLP, respectively.

Service Provider	FIT	NL3
Fund Accounting and Administration	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Transfer Agent	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Distributor	ALPS Distributors, Inc.	Northern Lights Distributors, LLC
Legal Counsel	Davis Graham & Stubbs LLP	Thompson Hine LLP

How Will Approval of the Reorganizations Affect the Operation of each Existing Fund?

Each New Fund’s investment objective will be identical to that of the corresponding Existing Fund. Each New Fund’s principal investment strategies will be the same in all material respects to those of the corresponding Existing Fund. Except for the removal of the futures and forward contracts risk and gold and gold related issuers risk with respect to each New Fund, and the removal of the participatory notes risk with respect to the New Rondure New World Fund, the principal risks of each New Fund will be the same in all material respects to those of the corresponding Existing Fund. Rondure, the current adviser to each Existing Fund, will continue to act as the adviser to the corresponding New Fund. The day-to-day investment management of the portfolio of each New Fund will be provided by the same portfolio managers that currently manage the Existing Funds. The gross advisory fees will be unchanged. Further, based on the pro forma estimates for the New Funds, the Reorganizations are projected to result in lower total annual fund operating expenses (before waivers and recoupment) for each Fund, although such results are not guaranteed.

What Will Happen if a Reorganization is Not Approved?

Shareholders of each Existing Fund will vote separately on the applicable Reorganization; however, to achieve the desired benefits of the Reorganizations, each Reorganization is contingent upon shareholders of the other Existing Fund approving the Reorganization of such other Existing Fund. In the event the shareholders of either Existing Fund do not approve the Reorganization of that Existing Fund, the FIT Board will consider other actions with respect to the Existing Funds, including, but not limited to, further solicitations of that Existing Fund’s shareholders, continuing to operate the Existing Funds within FIT, or liquidation of the Existing Funds.

Who is Paying the Expenses Related to the Shareholder Meeting and the Reorganizations?

The Adviser will be responsible for paying the costs of the Reorganizations, including the payment of any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies from shareholders, regardless of whether the Reorganizations are consummated. The Adviser will not be permitted to recoup any such expenses.

How Will the Reorganizations Work?

Each Reorganization will involve three steps:

1.	The transfer of all of the assets and liabilities of the Existing Fund to the corresponding New Fund in exchange for the number of full and fractional shares of the New Fund equal to the number of full and fractional shares of the Existing Fund then outstanding;
2.	The pro rata distribution of shares of the New Fund to shareholders of record of the Existing Fund as of the effective date of the Reorganization in full redemption of all shares of the Existing Fund; and
3.	The complete liquidation and termination of the Existing Fund.

The total value of New Fund shares that you receive in a Reorganization will be the same as the total value of the corresponding Existing Fund shares you held immediately before the Reorganization. Rondure is the investment adviser to each Existing Fund and will continue to act as the investment adviser to each New Fund. The day-to-day investment management of the portfolios of the New Funds will be provided by the same portfolio managers that currently manage the Existing Funds.

How Does the Board Suggest that I Vote?

After careful consideration, FIT’s Board of Trustees determined that each Reorganization was in the best interests of each Existing Fund and its shareholders and recommends that you vote “FOR” the Reorganization with respect to each Existing Fund in which you own shares. Please see the Proxy Statement for a discussion of the FIT Board’s considerations in making its recommendations.

Will My Vote Make a Difference?

Yes. Your vote is needed to ensure that the proposals can be acted upon, and we encourage all shareholders to participate in the governance of each Existing Fund. Your immediate response will help prevent the need for any further solicitations for a shareholder vote. We encourage all shareholders to participate, including small investors. If other shareholders like you do not vote, the Existing Funds may not receive enough votes to go forward with the Shareholder Meeting. If this happens, the Reorganizations would be delayed, and we may need to solicit votes again.

How Do I Place My Vote?

You may provide FIT with your vote by mail, via the internet, or over the phone. You may use the enclosed postage-paid envelope to mail your proxy card to the address on the enclosed envelope. You may also vote by calling 1-888-227-9349 (toll-free), via the Internet at vote.proxyonline.com using the control number printed on your proxy card, or via the Internet during the Shareholder Meeting.

Only shareholders of record of an Existing Fund at the close of business on April 5, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Fund shares as of the Record Date, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the Shareholder Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Shareholder Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Proof of ownership can be in the form of a copy/photo of your brokerage statement or your vote instruction form, or a letter from your intermediary. Please be aware that if you wish to vote at the Shareholder Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the meeting login information and instructions for voting during the Shareholder Meeting.

Additional information about attending the Shareholder Meeting can be found in the attached Proxy Statement.

Whom Do I Call If I Have Questions?

We are happy to answer your questions about this proxy solicitation. For any questions about how to vote, please call AST, (toll-free) at 877-283-0321. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time and Saturday between 10:00 a.m. and 6:00 p.m. Eastern time. If there are any questions regarding the Reorganizations, please email Rondure at client@rondureglobal.com.

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 31, 2023:

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Agreement and Plan of Reorganization and Termination), and Proxy Voting Ballot are available at https://vote.proxyonline.com/rondure/docs/2023proxy.pdf.

Rondure New World Fund

Rondure Overseas Fund

each, a series of

Financial Investors Trust

with its principal offices at
1290 Broadway, Suite 1000

Denver, Colorado 80203

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

To Be Held May 31, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board of Trustees” or the “Board”) of Financial Investors Trust (“FIT”) on behalf of the Rondure New World Fund and the Rondure Overseas Fund (each, an “Existing Fund” and together, the “Existing Funds”), each a series of FIT, for use at a special meeting of shareholders (the “Shareholder Meeting”) to be held telephonically on May 31, 2023 at 11:00 a.m. Mountain time, and at any and all adjournments thereof. The Notice of Meeting, Proxy Statement, and accompanying form of proxy will be mailed to shareholders on or about April 29, 2023.

The Board of Trustees called the Shareholder Meeting to ask shareholders to vote on the following proposals with respect to each Existing Fund in which they own share:

1.	To approve an Agreement and Plan of Reorganization and Termination, a copy of which is attached as Appendix A to the Proxy Statement, under which all of the assets of the Existing Fund will be transferred to a correspondingly named new series of Northern Lights Fund Trust III. The transfer would be (a) an exchange of your shares of the Existing Fund for shares of the corresponding New Fund equivalent in value to the outstanding shares of the Existing Fund, and (b) the assumption by the New Fund of all of the liabilities of the relevant Existing Fund.
2.	To transact other business that may properly come before the Shareholder Meeting and any adjournments thereof.

Only shareholders of record of an Existing Fund at the close of business on April 5, 2023 (the “Record Date”) are entitled to notice of, and to vote at, the Shareholder Meeting and any adjournments or postponements thereof. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Fund shares as of the record date, please e-mail AST Fund Solutions, LLC (“AST”) at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the Shareholder Meeting. Shareholders may vote via the Internet during the Shareholder Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Shareholder Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Proof of ownership can be in the form of a copy/photo of your brokerage statement or your vote instruction form, or a letter from your intermediary. Please be aware that if you wish to vote at the Shareholder Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the meeting login information and instructions for voting during the Shareholder Meeting.

Shareholders who wish to participate at the Shareholder Meeting are recommended to dial into the Shareholder Meeting a few minutes before the Shareholder Meeting begins.

A copy of each Existing Fund’s most recent annual report and semi-annual report, including financial statements and schedules, and copies of each Existing Fund’s prospectus and statement of additional information, are available at no charge by sending a written request to FIT at 1290 Broadway, Suite 1000, Denver, Colorado 80203 or by calling 855-775-3337. Proxy materials, proxy statements, reports and other information filed by the Existing Funds can also be found on the SEC’s website at http://www.SEC.gov.

The Funds’ investor relations email where shareholders may send questions regarding the Reorganizations is: client@rondureglobal.com.

PROPOSAL 1: TO APPROVE AN AGREEMENT AND PLAN OF REORGANIZATION

Overview

At the conclusion of meetings held on December 13, 2022 and January 30, 2023, the Board of Trustees, including a majority of the Trustees who are not “interested persons” (as that term is defined in Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”)) of FIT (the “Independent Trustees”), considered and unanimously approved a Plan of Reorganization and Termination (the “Plan of Reorganization”) that is the same in all material respects to the copy attached to this Proxy Statement as Appendix A. Under the Plan of Reorganization, each Existing Fund will assign all of its assets to the corresponding newly organized series (each, a “New Fund” and collectively, the “New Funds”) of Northern Lights Fund Trust III (“NL3”), in exchange solely for (1) the number of the New Fund shares equivalent in value to shares of the relevant Existing Fund outstanding immediately prior to the Closing Date (as defined below), and (2) the New Fund’s assumption of all of the relevant Existing Fund’s liabilities, followed by a distribution of those shares to such Existing Fund’s shareholders so that the Existing Fund’s shareholders receive shares of the corresponding New Fund equivalent in value to the shares of the Existing Fund held by such shareholder on the closing date of the transaction (each, a “Reorganization” and together, the “Reorganizations”), which is currently set to be on or about June 2, 2023 (the “Closing Date”), although the date may be adjusted in accordance with the Plan of Reorganization. The Existing Funds and New Funds are sometimes referred to in this Proxy Statement as a “Fund.” Like FIT, NL3 is an open-end investment company registered with the SEC.

If the Plan of Reorganization is approved by the shareholders of an Existing Fund, they will become shareholders of the corresponding New Fund. Each New Fund’s investment objective will be identical to that of the corresponding Existing Fund. Each New Fund’s principal investment strategies will be the same in all material respects to those of the corresponding Existing Fund. Except for the removal of the futures and forward contracts risk and gold and gold related issuers risk with respect to each New Fund, and the removal of the participatory notes risk with respect to the New Rondure New World Fund, the principal risks of each New Fund will be the same in all material respects to those of the corresponding Existing Fund. In addition, the current investment adviser to each Existing Fund, Rondure Global Advisors, LLC (“Rondure” or the “Adviser”), will continue to serve as the investment adviser to each New Fund.

Shareholders of each Existing Fund will vote separately on the applicable Reorganization; however, to achieve the desired benefits of the Reorganizations, each Reorganization is contingent upon shareholders of the other Existing Fund approving the Reorganization of such other Existing Fund. In the event the shareholders of either Existing Fund do not approve the Reorganization of that Existing Fund, the FIT Board will consider other actions with respect to the Existing Funds, including, but not limited to, further solicitations of that Existing Fund’s shareholders, continuing to operate the Existing Funds within FIT, or liquidation of one or both Existing Funds.

The Board of Trustees of FIT is different than the Board of Trustees of NL3. NL3 also has different officers than FIT. In addition, the third-party service providers of the Funds will change as shown in the table below. Therefore, the only changes that will occur as a result of the Reorganizations with respect to the Board of Trustees, officers and service providers are: (1) the New Funds will be overseen by a different Board of Trustees, (2) the New Funds will have different officers, and (3) the New Funds will have different service providers, except for the Funds’ Custodian and Auditor, which will remain Brown Brothers Harriman & Co., and Deloitte & Touche LLP, respectively.

Service Provider	FIT	NL3
Fund Accounting and Administration	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Transfer Agent	ALPS Fund Services, Inc.	Ultimus Fund Solutions, LLC
Distributor	ALPS Distributors, Inc.	Northern Lights Distributors, LLC
Legal Counsel	Davis Graham & Stubbs LLP	Thompson Hine LLP

Each Reorganization is expected to be a tax-free reorganization for federal income tax purposes and therefore no gain or loss should be recognized by an Existing Fund or its shareholders as a result of the Reorganization. The costs of each Reorganization, including any costs associated with the Shareholder Meeting, the Proxy Statement, and soliciting proxies, will be paid by the Adviser, and not the Existing Funds or the New Funds. The Adviser will not be permitted to recoup any such expenses.

If approved, the Reorganizations are expected to take effect on or about June 2, 2023, although the date may be adjusted in accordance with the Plan of Reorganization.

Reasons For the Reorganizations

Although not guaranteed, the primary purpose of the Reorganizations is to move each Existing Fund from FIT to NL3 in an attempt to, over time, achieve lower total annual fund operating expenses (before waivers and recoupment) for each Fund.

Summary Of Agreement and Plan of Reorganization

Below is a summary of the material terms of the Plan of Reorganization. Shareholders are encouraged to read the entire Plan of Reorganization, which is set forth in Appendix A to this Proxy Statement.

The Plan of Reorganization provides that the number of full and fractional shares to be issued by each New Fund in connection with each Reorganization will be the same as the number of shares owned by each of the corresponding Existing Fund’s shareholders on the Closing Date. The Plan of Reorganization also provides that the net asset value of shares of each New Fund will be the same as the net asset value of shares of the corresponding Existing Fund. The value of the assets to be transferred by each Existing Fund will be calculated at the time of the closing of the Reorganization.

Each Existing Fund will distribute the corresponding New Fund shares it receives in the Reorganization to its shareholders. Shareholders of record of each Existing Fund will be credited with shares of the corresponding New Fund having an aggregate value equal to the corresponding Existing Fund shares that the shareholder holds of record on the Closing Date.

The Plan of Reorganization may be terminated by resolution of the Board of Trustees of FIT or the Board of Trustees of NL3 on behalf of an Existing Fund or on behalf of a New Fund, respectively, under certain circumstances. Completion of each Reorganization is subject to numerous conditions set forth in the Plan of Reorganization. An important condition to closing is that each Existing Fund receive a tax opinion to the effect that the Reorganization will qualify as a “reorganization” under Section 368(a)(1)(F) of the Internal Revenue Code of 1986, as amended (the “Code”), subject to certain qualifications. As such, subject to such qualification, the Reorganization will not be taxable for such purposes to an Existing Fund, the corresponding New Fund or the Existing Fund’s shareholders. See “FEDERAL INCOME TAX CONSEQUENCES.” Each closing is also conditioned upon both the Existing Fund and the corresponding New Fund receiving the necessary documents to transfer the Existing Fund’s assets and liabilities in exchange for shares of the corresponding New Fund.

FIT Board Considerations

At the conclusion of meetings held on December 13, 2022 and January 30, 2023, at which all Trustees of the FIT Board were present in-person, the Board of Trustees of FIT, including all of the Independent Trustees of FIT, unanimously approved the proposed Reorganizations and Plan of Reorganization after reviewing detailed information from the Adviser and NL3 regarding each Reorganization and its effect on the shareholders of each Existing Fund. The Independent Trustees of the FIT Board were assisted by independent legal counsel in connection with their evaluation of the Reorganizations. The FIT Board considered the following matters, among others, in unanimously approving the proposal (each reference to the “Board” in the below discussion refers to the FIT Board):

•	Terms and Conditions of each Reorganization. The Board reviewed the terms of the Plan of Reorganization, noting that each Reorganization would be submitted to the relevant Existing Fund’s shareholders for approval. The Board discussed Rondure’s determination that, through the Reorganizations, it may be able to, over time, achieve lower total annual fund operating expenses (before waivers and recoupment) for each New Fund compared to the corresponding Existing Fund, although such outcome is not guaranteed.
•	Oversight of the Funds following each Reorganization. The Board considered that following the Reorganizations, the Funds would be overseen by a new board of trustees and officers.
•	No Dilution of Shareholder Interests and Continuity of Advisory Services. In considering the Reorganizations, the Board noted that neither Reorganization would result in any dilution of shareholder interests in an Existing Fund. The Board noted that each New Fund would continue to be managed by Rondure through the same portfolio managers, and as such, each New Fund would receive at least a comparable level of advisory services as is currently being provided to each Existing Fund.
•	Expenses Relating to the Reorganizations, Assumption of Liabilities and Tax Consequences. The Board also reflected on the fact that Rondure has agreed to assume responsibility for the payment of the expenses associated with the Reorganizations. The Board further discussed the fact that, under the Plan of Reorganization, each New Fund would assume all of the liabilities of the relevant Existing Fund, and that such liabilities would not remain with FIT. Finally, the Board considered that each Reorganization is expected to not result in taxable income or gain or other adverse federal tax consequences to shareholders.
•	Effect of the Reorganizations on Fund Expenses and Advisory Fees. The Board reviewed information regarding fees and expenses and noted that Rondure’s gross advisory fees would not change. The Board also noted that each New Fund’s pro forma total annual fund operating expenses (before waivers and recoupment) would be lower than that of the corresponding Existing Fund, at least in part as a result of changes in certain service providers. Finally, the Board noted that each Fund’s expense waiver would be adopted by NL3 and would be in effect for at least one year after the New Fund commences operations. The Board also considered that following the Reorganizations, the Adviser will maintain the right to recoup expenses waived with respect to a Fund prior to each Reorganization.
•	Investment Objectives, Principal Investment Strategies, Principal Risks, and Fundamental Investment Restrictions. The Board reviewed the investment objectives, principal investment strategies, principal risks, fundamental investment restrictions, initial and subsequent investment minimums, and redemption fees, and noted no material changes between an Existing Fund and the corresponding New Fund.
•	No Assurance of Continuation of Waivers Beyond One-Year Period. The Board considered that if the Reorganizations were to be consummated, there is no assurance that the expense waivers will continue beyond a one-year period following the Reorganizations, but also noted that there is no assurance that the Funds’ expense waivers would continue beyond a one-year period if the Reorganizations did not occur.

Based on the Board’s review of the circumstances presented and the recommendation of Rondure and the FIT officers, the Board, including all of the Independent Trustees of FIT, determined that each Reorganization was in the best interests of the relevant Existing Fund and its shareholders and unanimously approved the Plan of Reorganization with respect to each Existing Fund, subject to the approval by each Existing Fund’s shareholders, and recommends that each Existing Fund’s shareholders vote “FOR” the approval of the Plan of Reorganization.

COMPARISON OF THE EXISTING FUNDS AND THE NEW FUNDS

Each Existing Fund is a series of FIT, a Delaware statutory trust, and each New Fund will be organized as a series of NL3, a Delaware statutory trust. Each New Fund will be created as a shell series of NL3 solely for the purpose of the proposed Reorganization. Set forth below is a comparison of each Existing Fund’s and the corresponding New Fund’s investment objectives, principal investment strategies and risks, fees and expenses, third party service providers, shareholder information, governing documents and other aspects of the Funds.

The investment objectives and fundamental investment restrictions for each New Fund will be identical to those of the corresponding Existing Fund. Each New Fund’s principal investment strategies will be the same in all material respects to those of the corresponding Existing Fund. Except for the removal of the futures and forward contracts risk and gold and gold related issuers risk with respect to each New Fund, and the removal of the participatory notes risk with respect to the New Rondure New World Fund, the principal risks of each New Fund will be the same in all material respects to those of the corresponding Existing Fund. For detailed information about the principal investment strategies and risks of each Existing Fund, as well as its fundamental investment restrictions, see the current Prospectus and Statement of Additional Information, each dated August 31, 2022, as amended, (Securities Act of 1933 Registration No. 33-72424) for the Existing Funds, which are incorporated herein by reference.

Investment Objectives

Each Existing Fund and its corresponding New Fund have the identical investment objective of long-term growth of capital. The relevant Board of Trustees may change a Fund’s investment objective or a Fund’s principal investment strategies without a shareholder vote.

Principal Investment Strategies

While the New Funds have made certain revisions to their principal investment strategies (as further described below), as compared to the Existing Funds, each Existing Fund and its corresponding New Fund have principal investment strategies that are the same in all material respects. Those principal investment strategies are described below.

Existing Rondure New World Fund and New Rondure New World Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund will, under normal market conditions, invest at least 40% of its assets, calculated at the time of purchase, in equity securities of (i) issuers either organized or having headquarters in countries outside the United States, or (ii) issuers having a majority of their assets or revenues attributable to countries outside the United States. Collectively, such issuers will typically be organized, headquartered or economically linked to not less than three different countries other than the United States. Though the Fund may, subject to the requirements described above, invest in issuers located throughout the world, the Adviser expects that such issuers will typically have exposure to emerging or frontier markets, which the Adviser collectively regards as those countries excluded from the MSCI World Index of developed countries.

There is no minimum or maximum with respect to the cap ranges that the Fund may invest in, however it will primarily invest in companies with market capitalizations above $1.5 billion at the time of purchase. Equity securities include common stock, preferred stocks, warrants and rights, and other securities with equity characteristics (e.g. participatory notes and exchange traded funds “ETFs” linked to underlying equity securities).

The Fund primarily invests in equity securities of mid-cap or large-cap companies located in countries around the world, typically with exposure to emerging or frontier markets. The Fund’s adviser, Rondure Global Advisors, LLC (the “Adviser”), defines mid-cap and large-cap to be companies with market capitalizations above $1.5 billion at the time of purchase. Companies with a smaller market capitalization may also be held in the Fund’s portfolio. Equity securities include common stock, preferred stocks, warrants and rights, and other securities with equity characteristics. The Adviser considers frontier and emerging markets generally to include those countries excluded from the MSCI World Index of developed countries.

The Fund, under normal market conditions, invests at least 40% of its assets, calculated at the time of purchase, in equity securities of (i) issuers either organized or having headquarters in countries outside the United States, or (ii) issuers having a majority of their assets or revenues attributable to countries outside the United States. Collectively, such issuers are typically organized, headquartered or economically linked to not less than three different countries other than the United States.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by ‘bottom up’ fundamental analysis to identify high quality companies that it believes have long-term growth potential and can provide sustainable return, and also to assess when it is time to sell a holding. The Adviser may shift Fund assets to companies in different sectors (such as the consumer sector) and regions (such as Asia) based on where it believes the best growth opportunities and valuations currently exist.

The New Fund will move the focus of its investment strategy disclosure to the first paragraph of the Fund’s principal investment strategy disclosures.

The New Fund will add additional disclosure regarding the analytical criteria to be used by the New Fund and will deleted non-principal investment strategies.

The New Fund will make non-material changes to its principal investment strategies disclosures so that they more closely tie to the Fund’s principal investment risks.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by ‘bottom up’ fundamental analysis to identify high quality companies that it believes can provide sustainable returns and also to assess when it is time to sell a holding. The Advisor seeks to evaluate each company’s long-term potential and sustainability, which includes understanding its approach to environmental, social and governance issues.

At times, the Fund may invest in Initial Public Offerings (IPOs). The Fund may also invest in investment grade (rated Baa3/BBB- or higher by Moody’s or Standard & Poor’s respectively) corporate or government debt obligations (from U.S. as well as non-U.S. issuers, typically with average durations of two years or less, with a variety of maturities), and in foreign exchange futures contracts or currency forward contracts (for risk management purposes). The Fund does not intend to invest in unrated debt instruments.

The Fund may, from time to time and primarily for risk management purposes, hold either gold bullion or equity securities of issuers principally engaged in the gold industry (including securities of gold mining finance companies, gold mining operating companies, or gold-related investment companies). The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). For purposes of the Fund’s 40% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

The Adviser also seeks to evaluate each company’s long-term sustainability, which includes understanding its approach to environmental, social and governance issues. The Adviser uses an analytical framework to assess such issues that examines factors the Adviser believes are relevant to the sustainable long-term growth prospects of a company, which may include: local and national economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and human capital considerations. A company’s approach to environmental, social and governance issues are just one of various factors that the Adviser uses as part of its fundamental analysis.

When not invested in equities, the Fund may invest in investment grade (rated Baa3/BBB- or higher by Moody’s or Standard & Poor’s respectively) corporate or government debt obligations (from U.S. as well as non-U.S. issuers, typically with average durations of two years or less, with a variety of maturities). The Fund does not intend to invest in unrated debt instruments. The Fund may also invest in initial public offerings (IPOs).

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). For purposes of the Fund’s 40% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

Existing Rondure Overseas Fund and New Rondure Overseas Fund

Existing Fund Principal Investment Strategies	New Fund Principal Investment Strategies	Comments

The Fund will, under normal market conditions, invest at least 80% of its assets, calculated at the time of purchase, in equity securities of (i) issuers either organized or having headquarters in countries outside the United States, or (ii) issuers having a majority of their assets or revenues attributable to countries outside the United States. Though the Fund may, subject to the requirements described above, invest in issuers located throughout the world, the Adviser expects that such issuers will typically have primary exposure to developed foreign markets, which the Adviser collectively regards as those countries within the MSCI World Index of developed countries.

There is no minimum or maximum with respect to the cap ranges that the Fund may invest in, however it will primarily invest in companies with market capitalizations above $1.5 billion at the time of purchase. Equity securities include common stock, preferred stocks, warrants and rights, and other securities with equity characteristics (e.g. exchange traded funds “ETFs” linked to underlying equity securities).

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by ‘bottom up’ fundamental analysis to identify high quality companies that it believes can provide sustainable returns and also to assess when it is time to sell a holding. The Advisor seeks to evaluate each company’s long-term potential and sustainability, which includes understanding its approach to environmental, social and governance issues.

At times, the Fund may invest in Initial Public Offerings (IPOs). The Fund may also invest in investment grade (rated Baa3/BBB- or higher by Moody’s or Standard & Poor’s respectively) corporate or government debt obligations (from U.S. as well as non-U.S. issuers, typically with average durations of two years or less, with a variety of maturities), and in foreign exchange futures contracts or currency forward contracts (for risk management purposes). The Fund does not intend to invest in unrated debt instruments.

The Fund may, from time to time and primarily for risk management purposes, hold either gold bullion or equity securities of issuers principally engaged in the gold industry (including securities of gold mining finance companies, gold mining operating companies, or gold-related investment companies). The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). For purposes of the Fund’s 80% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

The Fund primarily invests in equity securities of mid-cap or large-cap companies located in countries around the world, typically with primary exposure to developed foreign markets. The Fund’s adviser, Rondure Global Advisors, LLC (the “Adviser”), defines mid-cap and large-cap to be companies with market capitalizations above $1.5 billion at the time of purchase. Companies with a smaller market capitalization may also be held in the Fund’s portfolio. Equity securities include common stock, preferred stocks, warrants and rights, and other securities with equity characteristics. The Adviser considers developed foreign markets generally to include those countries within the MSCI World Index of developed countries.

The Fund, under normal market conditions, invests at least 80% of its assets, calculated at the time of purchase, in equity securities of (i) issuers either organized or having headquarters in countries outside the United States, or (ii) issuers having a majority of their assets or revenues attributable to countries outside the United States.

The Adviser uses a process of quantitative screening of the financial trends and health of each company in its investment universe followed by ‘bottom up’ fundamental analysis to identify high quality companies that it believes have long-term growth potential and can provide sustainable returns, and also to assess when it is time to sell a holding. The Adviser may shift Fund assets between sectors (such as the consumer and industrials sectors) and regions based on where it believes the best growth opportunities and valuations currently exist.

The Adviser also seeks to evaluate each company’s long-term potential and sustainability, which includes understanding its approach to environmental, social and governance issues. The Adviser uses an analytical framework to assess such issues that examines factors the Adviser believes are relevant to the sustainable long-term growth prospects of a company, which may include: local and national economic development priorities, shareholder rights, management oversight and transparency, board membership and structure, accounting standards, environmental policies, social justice policies, and human capital considerations. A company’s approach to environmental, social and governance issues are just one of various factors that the Adviser uses as part of its fundamental analysis.

At times, the Fund may invest in initial public offerings (IPOs). The Fund may also invest in investment grade (rated Baa3/BBB- or higher by Moody’s or Standard & Poor’s respectively) corporate or government debt obligations (from U.S. as well as non-U.S. issuers, typically with average durations of two years or less, with a variety of maturities). The Fund does not intend to invest in unrated debt instruments.

The Fund is classified as “diversified” under the Investment Company Act of 1940, as amended (the “1940 Act”). For purposes of the Fund’s 80% investment policy described above, “assets” are defined as net assets, plus the amount of any borrowings for investment purposes.

The New Fund will move the focus of its investment strategy disclosure to the first paragraph of the Fund’s principal investment strategy disclosures.

The New Fund will add additional disclosure regarding the analytical criteria used by the New Fund and deleted non-principal investment strategies.

The New Fund will make non-material changes to its principal investment strategies disclosures so that they more closely tie to the Fund’s principal investment risks.

Principal Risks

Except as described below, each New Fund will have principal risks that are the same in all material respects to those of the corresponding Existing Fund. The New Funds’ principal risks will remove risk disclosures for non-principal investment strategies. These changes are listed below.

Comparison of Non-Identical Principal Risks

Risks	Existing Rondure New World Fund	New Rondure New World Fund
Futures and Forward Contracts Risk	P	NP
Gold & Gold-Related Issuers Risk	P	NP
Interest Rate Risk	P	P
Participatory Notes Risk	P	NP

Risks	Existing Rondure Overseas Fund	New Rondure Overseas Fund
Futures and Forward Contracts Risk	P	NP
Gold & Gold-Related Issuers Risk	P	NP
Interest Rate Risk	P	P

Existing Fund Principal Risk	New Fund Principal Risk	Comments
Futures and Forward Contracts Risk. A Fund that uses futures contracts is subject to the risk of loss caused by unanticipated market movements. In addition, there may at times be an imperfect correlation between the movement in the prices of futures contracts and the value of their underlying instruments or indexes and there may at times not be a liquid secondary market for certain futures contracts. Forward currency contracts are contractual agreements to purchase or sell a specified currency at a specified future date (or within a specified time period) at a price set at the time of the contract. The Fund may not fully benefit from, or may lose money on, forward foreign currency transactions if changes in currency exchange rates do not occur as anticipated or do not correspond accurately to changes in the value of the Fund’s holdings. Both futures contracts and forward contracts are complex instruments which are subject to the risk that the counterparty to a transaction may not fulfill its contractual obligations and are also subject to risks associated with improper valuation.	No corresponding risk.	As of October 31, 2022, neither Existing Fund holds investments in futures and forward contracts and the Adviser does not anticipate investing in futures and forwards in the near future.

Gold and Gold-Related Issuers Risk. The Fund may hold investments in gold bullion and/or securities of issuers principally engaged in the gold industry. Holdings of physical gold may entail higher custody and transaction costs relative to holdings of securities. Gold held in physical form (even in a segregated account) involves the risk of delay in obtaining the assets in the case of bankruptcy or insolvency of the custodian. The price of gold operating companies is strongly affected by the price of gold, as well as by certain costs and business and operational risks directly associated with their operations. These prices may be volatile, fluctuating substantially over short periods of time.	No corresponding risk.	As of October 31, 2022, neither Existing Fund holds investments in gold bullion and/or securities of issuers in the gold industry. The Adviser does not anticipate investing in gold or gold-related issuers in the near future.
Interest Rate Risk. The fixed-income securities in which the Fund may invest may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. The value of the Fund’s investments in fixed-income securities will generally decrease when interest rates rise, which means the Fund’s NAV will likewise decrease.	Interest Rate Risk. The fixed-income securities in which the Fund may invest may be of any quality or duration. Duration is a weighted measure of the length of time a bond will pay out and takes into account interest payments that occur throughout the course of holding the bond. In general, the longer the bond’s duration, the more its price will drop as interest rates go up. As interest rates increase, the value of the Fund’s investments in fixed-income securities generally decrease, which means the Fund’s NAV may likewise decrease.	This disclosure will be revised for the New Fund to clarify the risks of rising interest rates.

Participatory Notes Risk. Participatory notes (or “P-notes”) represent interests in securities listed on certain foreign exchanges, and thus present similar risks to investing directly in such securities. P-notes also expose investors to counterparty risk, which is the risk that the entity issuing the note may not be able to honor its financial commitments. The purchaser of a P-note must rely on the credit worthiness of the bank or broker who issues the P-note, and these notes do not have the same rights as a shareholder of the underlying foreign security.	No corresponding principal risk for New Rondure New World Fund.	As of October 31, 2022, the Existing Rondure New World Fund did not hold any participatory notes and the Adviser does not anticipate investing in participatory notes in the near future. Accordingly, Participatory Notes Risk will be designated as a non-principal risk for each New Fund.

Identical Principal Risks

The remaining principal risks of each New Fund will be identical to those of the corresponding Existing Fund and are listed below.

Risks	Rondure New World Fund	Rondure Overseas Fund
Consumer Sector Risk	P	P
COVID-19 Risk	P	P
Credit Risk	P	P
Currency Risk	P	P
Emerging and Frontier Markets Risk	P	NP
Fixed Income Securities Risk	P	P
Foreign Country Exposure Risk	P	P
Foreign Securities and Foreign Market Risk	P	P
Foreign Tax Risk	P	P
Growth Stock Risk	P	P
Initial Public Offerings (IPOs) Risk	P	P
Large-Cap Company Stock	P	P
Liquidity Risk	P	P
Managed Portfolio Risk	P	P
Micro-Cap Company Stock Risk	P	P
Mid-Cap Company Stock Risk	P	P
Political and Economic Risk	P	P
Region Risk	P	P
Regional Asian Concentration Risk	P	NP
Regulatory Risk	P	P
Sector Concentration Risk	P	P
Sector Weightings Risk	P	P
Small-Cap Company Stock Risk	P	P
Stock Market Risk	P	P
Stock Selection Risk	P	P
Transaction Costs	P	P
Value Investing Risk	P	P

P = Principal Risk	NP = Non-Principal Risk	N/A = Not Applicable

Consumer Sector Risk. The Fund may invest significantly in the consumer sector, in which case the Fund will be sensitive to changes in, and the Fund’s performance may depend to a greater extent on, the overall condition of the consumer sector. Companies engaged in the consumer sector are subject to fluctuations in supply and demand. These companies may also be adversely affected by changes in consumer spending as a result of world events, political and economic conditions, supply chain disruptions, commodity price volatility, changes in exchange rates, imposition of import controls, increased competition, depletion of resources and labor relations.

COVID-19 Risk. The impact of COVID-19, (and the variants of such virus) and other epidemics and pandemics that may arise in the future, could affect the economies of many nations, individual companies, their securities (including equity and debt), and the market in general in ways that cannot necessarily be foreseen at the present time. Health crises caused by the recent coronavirus outbreak may exacerbate other pre-existing political, social, financial, and economic risks in certain countries. The impact of the outbreak may last for an extended period of time.

Credit Risk. The companies in which the Fund may invest may have their credit rating downgraded, fail financially or be unwilling or unable to make timely payments of interest or principal, thereby reducing the value of the Fund’s portfolio and its income.

Currency Risk. The U.S. dollar value of the Fund’s assets will be affected by foreign currency exchange rates and may be affected by exchange control regulations. A change in the value of any foreign currency will change the U.S. dollar value of the Fund’s assets that are denominated or traded in that country. In addition, the Fund may incur costs in connection with conversions between various currencies. A risk of not hedging currencies is that if the U.S. dollar strengthens, returns from foreign markets will be less when converted into U.S. dollars.

Emerging and Frontier Markets Risk. Many of the companies in which the Fund invests are susceptible to emerging and frontier markets risk. In addition to the risks of investing in foreign securities in general, the risks of investing in the securities of companies located in or with exposure to emerging and frontier market countries include increased political or social instability, economies based on only a few industries, unstable currencies, runaway inflation, highly volatile securities markets, unpredictable shifts in policies relating to foreign investments, lack of protection for investors against parties who fail to complete transactions, less developed legal, regulatory, tax, and accounting systems, and the potential for government seizure of assets or nationalization of companies. Securities of issuers actually located in emerging or frontier markets may be susceptible to greater custodial and operational risks and may be substantially less liquid.

Fixed Income Securities Risk. A rise in interest rates typically causes bond prices to fall. The longer the duration of the bonds held by a fund, the more sensitive it will likely be to interest rate fluctuations. An issuer may not make all interest payments or repay all or any of the principal borrowed. If debt obligations held by the Fund are downgraded by ratings agencies or go into default, or if management action, legislation or other government action reduces the ability of issuers to pay principal and interest when due, the value of those debt obligations may decline and the Fund’s share value and any dividends paid by the Fund may be reduced.

Foreign Country Exposure Risk. The Fund may have exposure to foreign countries as a result of investments in domestic companies with foreign exposure. This includes possible exposure to emerging and frontier countries. To the extent the Fund invests in securities of companies with exposure to foreign markets, including in emerging and frontier countries, such investments would be subject to the same risks as a direct investment in such markets and countries. It also may not be possible for companies to repatriate capital, interest, and other income from a particular foreign country. Such risks may impact the stock valuation of companies with foreign exposure.

Foreign Securities and Foreign Markets Risk. Foreign securities are generally more volatile and less liquid than U.S. securities. Further, foreign securities may be subject to additional risks not associated with investment in U.S. securities due to differences in the economic and political environment, the amount of available public information, the degree of market regulation, and financial reporting, accounting and auditing standards, and, in the case of foreign currency-denominated securities, fluctuations in currency exchange rates. Certain foreign markets may require payment for securities before delivery and delays may be encountered in settling securities transactions. In some foreign markets, there may not be protection against failure by other parties to complete transactions. There may be limited legal recourse against an issuer in the event of a default on a debt instrument.

Foreign Tax Risk. The Fund’s income from foreign issuers may be subject to non-U.S. withholding taxes. A Fund may also be subject to taxes on trading profits or on transfers of securities in some countries. To the extent foreign income taxes are paid by the Fund, shareholders may not be entitled to either a credit or deduction for U.S. tax purposes.

Growth Stock Risk. Growth stock prices may be more sensitive to changes in current or expected earnings than the prices of other stocks, and they may fall or not appreciate in step with the broader securities markets.

Initial Public Offerings (IPO) Risk. IPOs involve a higher degree of risk because companies involved in IPOs generally have limited operating histories and their prospects for future profitability are uncertain. Prices of IPOs may also be unstable due to the absence of a prior public market, the small number of shares available for trading and limited investor information.

Large-Cap Company Stock Risk. Large-capitalization companies may go in and out of favor based on market and economic conditions. Large companies may be unable to respond quickly to new competitive challenges, such as changes in technology, and also may not be able to attain the high growth rate of successful smaller companies, especially during extended periods of economic expansion. Although the securities of largest companies may be less volatile than those of companies with smaller market capitalizations, returns on investments in securities of large capitalization companies could trail the returns on investments in securities of smaller companies.

Liquidity Risk. Liquidity risk exists when particular investments of the Fund would be difficult to purchase or sell, possibly preventing the Fund from selling less liquid securities at an advantageous time or price, or possibly requiring the Fund to dispose of the investment, or other investments, at unfavorable times or prices in order to satisfy its obligations.

Managed Portfolio Risk. The Adviser’s investment strategies or choice of specific securities may be unsuccessful and may cause the Fund to incur losses.

Micro-Cap Company Stock Risk. Micro-cap stocks involve substantially greater risks of loss and price fluctuations because micro-cap companies’ earnings and revenues tend to be less predictable (and some companies may be experiencing significant losses). Micro-cap stocks tend to be less liquid than stocks of companies with larger market capitalizations. Microcap companies may be newly formed or in the early stages of development, with limited product lines, markets or financial resources and may lack management depth. In addition, there may be less public information available about these companies. The shares of micro-cap companies tend to trade less frequently than those of larger, more established companies, which generally increases liquidity risk and pricing risk for these securities.

Mid-Cap Company Stock Risk. Generally, mid-cap companies may have more potential for growth than large-cap companies. Investing in mid-cap companies, however, may involve greater risk than investing in large-cap companies. Mid-cap companies may not have the management experience, financial resources, product diversification and competitive strengths of large-cap companies and, therefore, their securities may be more volatile than the securities of larger, more established companies, making them less liquid than other securities. Mid-cap company stocks may also be bought and sold less often and in smaller amounts than larger company stocks.

Political and Economic Risk. Foreign investments may be subject to heightened political and economic risks, particularly in countries with emerging economies and securities markets, which may have relatively unstable governments and economies based on only a few industries. In some countries, there is the risk that the government could seize or nationalize companies, impose additional withholding taxes on dividends or interest income payable on securities, impose exchange controls or adopt other restrictions that could affect the Fund’s investments.

Region Risk. Social, political and economic conditions and changes in regulatory, tax or economic policy in a country or region could significantly affect the market in that country or region. In addition, global economies and financial markets are becoming increasingly interconnected, which increases the possibility that conditions in one country or region might adversely impact the issuers of securities in a different country or region. From time to time, a small number of companies and industries may represent a large portion of the market in a particular country or region, and these companies and industries can be sensitive to adverse social, political, economic or regulatory developments.

Regional Asian Concentration Risk. To the extent the Fund has a concentration of investments in Asia, the Fund’s performance would be closely tied to social, political, and economic conditions within that region and may be more volatile than the performance of more geographically diversified funds. Since Asia includes both developed and emerging markets, investments by the Fund in that region will be subject to the risks associated with investments in such markets. More specifically, investments in companies located in or economically tied to certain markets in Asia will be subject to risks characteristic of those markets, which may include but not be limited to geopolitical and territorial uncertainties, currency fluctuations, government-imposed investment restrictions, reliance on exports, less developed legal and financial systems, environmental problems, political and social instability, and less efficient markets. Adverse developments in one country can affect the entire region.

Regulatory Risk. Foreign companies not publicly traded in the United States are not subject to accounting and financial reporting standards and requirements comparable to those U.S. companies must meet. In addition, there may be less information publicly available about such companies.

Sector Concentration Risk. At times, the Fund may have a significant portion of its assets invested in securities of companies conducting business in a broadly related group of industries within an economic sector. Companies in the same economic sector may be similarly affected by economic or market events, making the Fund more vulnerable to unfavorable developments in that economic sector than funds that invest more broadly. The more the Fund diversifies its investments, the more it spreads risk and potentially reduces the risks of loss and volatility.

Sector Weightings Risk. Market conditions, interest rates and economic, regulatory or financial developments could significantly affect all the securities in a single sector. If the Fund invests in a few sectors, it may have increased relative exposure to the price movements of those sectors.

Small-Cap Company Stock Risk. Investments in securities of small companies may involve greater risks than investing in large capitalization companies because small companies generally have a limited track record and their shares tend to trade infrequently or in limited volumes.

Stock Market Risk. The Fund’s investments may decline due to movements in the overall stock market. Factors such as domestic and foreign economic growth and market conditions, interest rate levels, political events, natural disasters and the spread of infectious illness or other public health issues affect the securities and derivatives markets. Particularly during periods of declining or illiquid markets, the Fund may experience periods of heavy redemptions that could cause the Fund to liquidate its assets at inopportune times or at a loss or depressed value, and could cause the remaining shareholders in the Fund to lose money. This redemption risk is greater to the extent that the Fund has investors with large shareholdings, short investment horizons or unpredictable cash flow needs.

Stock Selection Risk. The Fund’s investments may decline in value even when the overall stock market is not in a general decline.

Transaction Costs. The costs of buying and selling foreign securities including brokerage, tax and custody costs are generally higher than those for domestic transactions.

Value Investing Risk. Value investing attempts to identify strong companies whose stocks are selling at a discount from their perceived true worth, and is subject to the risk that the stocks’ intrinsic values may never be fully recognized or realized by the market, their prices may go down, or that stocks judged to be undervalued may actually be appropriately priced.

Fundamental Investment Restrictions

Each New Fund will have identical fundamental investment restrictions to those of the corresponding Existing Fund. Those fundamental investment restrictions are listed below.

Existing Rondure New World Fund and Rondure Overseas Fund and New Rondure New World Fund and New Rondure Overseas Fund

The following is a description of the Funds’ fundamental investment restrictions. “Fundamental” restrictions are those that may not be changed without the vote of a majority of a Fund’s outstanding voting securities. Under the 1940 Act, the vote of a majority of the outstanding securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called: (A) of 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 percent of the outstanding voting securities of such company, whichever is less.

In contrast, non-fundamental investment restrictions (which include the Fund’s investment objective and each of the other investment restrictions set forth in the Prospectus or this SAI) may be changed by the Board without shareholder approval.

The percentages set forth below and the percentage limitations set forth in the Prospectus apply at the time of the purchase of a security and shall not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of a purchase of such security.

For purposes of the fundamental restrictions set forth below, “total assets” means net assets, plus the amount of any borrowings for investment purposes.

Each Fund may not:

1.	Purchase or sell real estate, provided that the Funds may invest in securities secured by real estate or interests therein or issued by companies which invest in real estate or interests therein;
2.	Purchase or sell physical commodities (including, by way of example and not by way of limitation, grains, oilseeds, livestock, meat, food, fiber, metals, petroleum, petroleum-based products or natural gas) or futures or options contracts with respect to physical commodities; provided, however, that this restriction shall not restrict a Fund from purchasing or selling any financial contracts or instruments which may be deemed commodities (including, by way of example and not by way of limitation, options, futures, and options on futures with respect, in each case, to interest rates, currencies, stock indexes, bond indexes or interest rate indexes) or any security which is collateralized or otherwise backed by physical commodities, and further provided that each Fund may purchase or sell physical gold and purchase or sell gold commodity contracts or options on such contracts in compliance with applicable laws;

3.	Make loans to other persons, except that each Fund may lend portfolio securities representing up to one-third of the value of its total assets. (The Funds, however, may purchase and hold debt instruments and enter into repurchase agreements in accordance with their investment objectives and policies.)
4.	Underwrite securities of other issuers except insofar as the Funds may be deemed an underwriter under the Securities Act of 1933 in selling portfolio securities;
5.	Invest more than 25% of total assets (taken at market value at the time of each investment) in the securities of issuers in any particular industry or group of industries;
6.	Borrow money, except as permitted under the 1940 Act as interpreted or modified from time to time by any regulatory authority having jurisdiction; or
7.	Issue senior securities, except as permitted under the 1940 Act, as interpreted or modified from time to time by any regulatory authority having jurisdiction.

For purposes of assessing compliance with fundamental investment restriction No. 5 above, each Fund will take into account publicly available information regarding the holdings of affiliated or unaffiliated investment companies.

In connection with fundamental investment restriction No. 7 above, each Fund may only enter into borrowings if immediately after each borrowing and continuing thereafter it will have an asset coverage of at least 300 percent, and that in the event such coverage falls below 300 percent, the Fund will reduce its borrowings within three days (not including Sundays and holidays) in order to comply with such limits.

Fees and Expenses

Neither Reorganization is expected to result in an increase in shareholder fees paid by an Existing Fund’s shareholders on shares acquired in the Reorganization or annual fund operating expenses. In fact, although not guaranteed, the annual operating expenses (before waivers and recoupment) of each New Fund are expected to be identical to, or, over time, lower than the annual operating expenses of the corresponding Existing Fund. The following is a comparison of the fee tables, along with the expense examples, of each Existing Fund against pro forma fee tables and expense examples for the corresponding New Fund. The pro forma information for each New Fund reflects projected fees and expenses for such New Fund, and is based on information contained in the Existing Funds’ Prospectus dated August 31, 2022.

This below tables describe the fees and expenses that you may pay if you buy, hold, and sell shares of the Funds. You may pay other fees, such as brokerage commissions and other fees to financial intermediaries, which are not reflected in the tables and examples below.

Rondure New World Fund – Institutional Class

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses
Recoupment of previously waived fees	0.00%	0.04%
Other Expenses	0.42%	0.21%
Total Annual Fund Operating Expenses	1.27%	1.10%
Fee Waiver and Expense Reimbursement[1,3]	(0.17)%	-
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.10%	1.10%

[1]	Rondure has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively.

[2]	This agreement (the “Expense Agreement”) is in effect through August 31, 2023 with respect to the Existing Fund and will be in effect for at least one year after the New Fund commences operations. The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous expense agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the then current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Adviser prior to its expiration, except with the approval of the Fund’s Board of Trustees. The Adviser will maintain the right to recoup expenses waived with respect to the Fund prior to the Reorganization.

Rondure New World Fund – Investor Class

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.85%	0.85%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses
Recoupment of previously waived fees	0.00%	0.04%
Other Expenses	0.48%	0.21%
Total Annual Fund Operating Expenses	1.58%	1.35%
Fee Waiver and Expense Reimbursement[1,3]	(0.23)%	-
Total Annual Fund Operating Expenses After Fee Waiver/Expense Reimbursement	1.35%	1.35%

[1]	Rondure has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.35% and 1.10% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively.

[2]	This agreement (the “Expense Agreement”) is in effect through August 31, 2023 with respect to the Existing Fund and will be in effect for at least one year after the New Fund commences operations. The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous expense agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the then current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Adviser prior to its expiration, except with the approval of the Fund’s Board of Trustees. The Adviser will maintain the right to recoup expenses waived with respect to the Fund prior to the Reorganization.

Rondure Overseas Fund – Institutional Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.00%	0.00%
Total Other Expenses	0.86%	0.74%
Total Annual Fund Operating Expenses	1.56%	1.44%
Fee Waiver and Expense Reimbursement[2,3]	(0.71)%	(0.59)%
Total Annual Fund Operating Expenses After Waiver/Expense Reimbursement	0.85%	0.85%

[1]	Rondure has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively.

[2]	This agreement (the “Expense Agreement”) is in effect through August 31, 2023 with respect to the Existing Fund and will be in effect for at least one year after the New Fund commences operations. The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous expense agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the then current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Adviser prior to its expiration, except with the approval of the Fund’s Board of Trustees. The Adviser will maintain the right to recoup expenses waived with respect to the Fund prior to the Reorganization.

Rondure Overseas Fund – Investor Shares

Shareholder Fees	Existing Fund	New Fund
(fees paid directly from your investment)	(Current)	(Pro Forma)
Redemption Fee (as a percentage of amount redeemed within 60 days of purchase)	2.00%	2.00%
Management Fees	0.70%	0.70%
Distribution and/or Service (12b-1) Fees	0.25%	0.25%
Total Other Expenses	0.93%	0.74%
Total Annual Fund Operating Expenses	1.88%	1.69%
Fee Waiver and Expense Reimbursement[2,3]	(0.78)%	(0.59)%
Total Annual Fund Operating Expenses After Waiver/Expense Reimbursement	1.10%	1.10%

[1]	Rondure has contractually agreed to waive and/or reimburse fees or expenses in order to limit Total Annual Fund Operating Expenses After Fee Waiver/ Expense Reimbursement (excluding acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) to 1.10% and 0.85% of the Fund’s average daily net assets for the Fund’s Investor Class Shares and Institutional Class Shares, respectively.

[2]	This agreement (the “Expense Agreement”) is in effect through August 31, 2023 with respect to the Existing Fund and will be in effect for at least one year after the New Fund commences operations. The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that the Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous expense agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the then current expense cap. Notwithstanding the foregoing, the Fund will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Adviser prior to its expiration, except with the approval of the Fund’s Board of Trustees. The Adviser will maintain the right to recoup expenses waived with respect to the Fund prior to the Reorganization.

Example: The Examples below are intended to help you compare the cost of investing in each Existing Fund and the corresponding New Fund with the cost of investing in other mutual funds. The Examples assume that you invest $10,000 in the applicable Fund for the time periods indicated and then redeem (or you hold) all of your shares at the end of those periods. The Examples also assume that your investment has a 5% return each year and each Fund’s operating expenses remain the same. The Examples include each Fund’s contractual expense limitation through its expiration date.

Rondure New World Fund – Institutional Class

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$112	$386	$680	$1,517
New Fund	$112	$350	$606	$1,340

Rondure New World Fund – Investor Class

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$137	$476	$838	$1,857
New Fund	$137	$428	$739	$1,624

Rondure Overseas Fund – Institutional Class

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$87	$423	$782	$1,794
New Fund	$87	$397	$731	$1,673

Rondure Overseas Fund – Investor Class

Although your actual costs may be higher or lower, based on these assumptions your costs would be:	1 Year	3 Years	5 Years	10 Years
Existing Fund	$112	$515	$943	$2,135
New Fund	$112	$475	$862	$1,949

More detailed information about each New Fund’s total annual fund operating expenses will be set forth in the New Funds’ Prospectus.

Portfolio Turnover

Each Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs. These costs, which are not reflected in annual fund operating expenses or in the Example, affect a Fund’s performance. For the most recent fiscal year, the Existing Rondure New World Fund’s portfolio turnover rate was 29% of the average value of its portfolio and the Existing Rondure Overseas Fund’s portfolio turnover rate was 103% of the average value of its portfolio.

Performance Information

Performance information for the New Funds is not presented because they have not yet commenced operations. As accounting and performance survivors to the Existing Funds, each New Fund will assume the corresponding Existing Fund’s historical performance after the Reorganization. The following information provides some indication of the risks of investing in the Funds by showing how a Fund’s performance has varied over time. The bar chart depicts the change in performance from year to year during the periods indicated. The bar chart figures do not include any applicable sales charges that an investor may pay when they buy or sell shares of the Fund. If sales charges were included, the returns would be lower. The table compares the Fund’s average annual returns for the periods indicated to broad-based securities market indices. The indices are not actively managed and are not available for direct investment. The bar charts and performance tables assume reinvestment of dividends and distributions. The Fund’s past performance (before and after taxes) does not necessarily indicate how it will perform in the future. Updated performance is available on the Fund’s website www.rondureglobal.com or by calling 1-855-775-3337.

Existing Rondure New World Fund

Annual Total Returns (years ended 12/31)

Best Quarter – June 30, 2020 19.30%

Worst Quarter – March 31, 2020 -21.70%

The Fund’s Investor Class shares year-to-date returns as of March 31, 2023 was 4.99%.

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Year	Since Inception (May 2, 2017)
Investor
Return Before Taxes	(14.19)%	1.33%	3.36%
Return After Taxes on Distributions	(14.51)%	1.19%	3.24%%
Return After Taxes on Distributions and Sale of Fund Shares	(8.17)%	1.05%	2.64%
Institutional
Return Before Taxes	(13.99)%	1.60^	3.63%
MSCI Emerging Markets TR USD Index (reflects no deduction for fees, expenses or taxes)	(19.74)%	1.03%	2.43%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA.

After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Existing Rondure Overseas Fund

Annual Total Returns (years ended 12/31)

Best Quarter – June 30, 2020 16.20%

Worst Quarter – March 31, 2020 -17.67%

The Fund’s Investor Class shares year-to-date returns as of March 31, 2022 was 5.46%.

Average Annual Total Returns (for the periods ended December 31, 2022)	1 Year	5 Year	Since Inception (May 2, 2017)
Investor
Return Before Taxes	(25.18)%	0.23%	2.83%
Return After Taxes on Distributions	(25.70)%	(0.14)%	2.45%
Return After Taxes on Distributions and Sale of Fund Shares	(14.54)%	0.27%	2.26%
Institutional
Return Before Taxes	(24.96)%	0.46%	3.09%
MSCI ACWI ex US Index (reflects no deduction for fees, expenses or taxes)	(18.66)%	0.20%	2.83%

After-tax returns are calculated using the historically highest individual U.S. federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on your individual tax situation and may differ from those shown in the preceding table. The after-tax return information shown above does not apply to Fund shares held through a tax-advantaged account, such as a 401(k) plan or an IRA. After-tax returns are shown only for Investor Class shares of the Fund. After-tax returns for Institutional Class shares will vary from those shown for Investor Class shares due to varying sales charges and expenses among the classes.

Portfolio Managers

Each Existing Fund is managed on a day-to-day basis by Laura Geritz, Blake Clayton, and Jennifer Anne McCulloch Dunne. The portfolio managers will not change as a result of the Reorganizations. Information regarding the portfolio managers of each Existing Fund, their principal occupation for the past five years, compensation information and other accounts managed is incorporated herein by reference to the Existing Funds’ Prospectus and SAI, each dated August 31, 2022, as amended.

Investment Minimums

Each New Fund will have identical initial and subsequent investment minimums to those of the corresponding Existing Fund. Those minimums are described below.

Existing Funds and New Funds

The minimum initial investment for both share classes of each Existing Fund is $1,000 for each account; except that the minimum to open an UGMA/UTMA or a Coverdell Education Savings Account is $100. There is no subsequent minimum investment amount for either share class. The Fund reserves the right to change the amount of these minimums from time to time or to waive them in whole or in part if, in the Adviser’s or the Fund’s opinion, the investor has adequate intent and availability of assets to reach a future level of investment in the Fund that is equal to or greater than the minimum.

Distributions

Each New Fund will have an identical distribution schedule to that of the corresponding Existing Fund. Those schedules are described below.

Existing Funds and New Funds

The Funds normally pay income dividends and distribute capital gains, if any, on an annual basis. A Fund may make additional distributions and dividends at other times if the Adviser believes doing so may be necessary for the Fund to avoid or reduce taxes.

Fiscal Year

Each Existing Fund currently operates on a fiscal year ending April 30. Each Existing Fund will be the accounting and performance survivor following the Reorganizations, meaning that each New Fund will assume the financial and performance history of the Existing Fund and will continue to operate on a fiscal year ending April 30.

Comparison of Valuation Procedures

The procedures by which NL3 intends to value the securities of each New Fund will be the same in all material respects as the procedures used by FIT to value the securities of each Existing Fund. In all cases where a price is not readily available, and no other means are available for determining a price, both NL3 and FIT turn to their fair value procedures for guidance. Applying NL3’s valuation policies after the Reorganizations to the New Funds is not expected to result in material differences in the New Funds’ net asset values compared to applying FIT’s valuation policies to each Existing Fund prior to the Reorganizations.

Distribution and Service (Rule 12b-1) Fees, Sales Charges, and Redemption Fees

The Existing Funds have adopted a plan of distribution for Investor Class shares pursuant to Rule 12b-1 under the 1940 Act (the “Plan”). Under the terms of the Plan, the Existing Funds are authorized to make payments to the Distributor for remittance to financial intermediaries, as compensation for distribution and/or the provision of on-going shareholder services performed by such financial intermediaries for their customers who are shareholders in the Existing Funds. The Plan permits payment for services and related expenses in connection with a financial intermediary’s administration of mutual fund distribution platforms that offer Investor Class shares of the Existing Funds.

The Plan permits the Existing Funds to use its Investor Class shares’ assets to make payments at an annual rate of up to 0.25% of an Existing Fund’s average daily net assets attributable to its Investor Class shares. Because these fees are paid out of an Existing Fund’s Investor Class shares’ assets on an ongoing basis, over time they will increase the cost of an investment in Investor Class shares and Plan fees may cost an investor more than other types of sales charges.

For each class of each Existing Fund, if you sell or exchange your shares after holding them 60 days or less, a 2.00% short-term redemption fee may be deducted from the redemption amount.

The Existing Funds do not impose sales charges.

The New Funds will adopt a Rule 12b-1 Plan that will be the same in all material respects to the Existing Funds’ Rule 12b-1 Plan. Additionally, the New Funds will have the same short term redemption fee and will not impose sales charges.

MANAGEMENT

Investment Adviser

Rondure, subject to the authority of the Board of Trustees of FIT, is responsible for the overall management and administration of the Existing Funds’ business affairs. Following the Reorganizations, Rondure, subject to the oversight of the Board of Trustees of NL3, will be responsible for the overall management and administration of the New Funds. The Adviser commenced business operations in November 2016 and is registered with the Securities and Exchange Commission as an investment adviser. The Adviser’s principal address is 136 South Main Street, Suite 720, Salt Lake City, Utah 84101. Rondure has served as a registered investment adviser to each Existing Fund since its inception, and following the Reorganizations will serve as a registered investment adviser to each New Fund since its inception.

As full compensation for the investment advisory services provided to the Existing Funds, the Rondure New World Fund and the Rondure Overseas Fund each pay, and the New Rondure New World Fund and the New Rondure Overseas Fund will pay, the Adviser an annual management fee of 0.85% and 0.70%, respectively, based on the Fund’s average daily net assets. The management fee is paid with respect to the Existing Funds, and will be paid with respect to the New Funds, on a monthly basis. A discussion regarding the basis for the FIT Board’s approval of the renewal of the Existing Funds’ Advisory Agreement is provided in the Existing Funds’ semi-annual report to shareholders for the period ended October 31, 2022. A discussion regarding the basis for NL3’s Board’s approval of the New Funds’ investment advisory agreement will be included in the New Funds’ shareholder report for the fiscal period ended October 31, 2023.

During the most recent fiscal year ended April 30, 2022, each Existing Fund paid the following annual advisory fee as a percentage of daily net assets (net of waivers) to the Fund’s investment advisor. Because the New Funds have not yet launched, the New Funds have not made any such payments.

Fund Name	Total Annual Advisory Fee (as a percentage of daily net assets)	Annual Advisory Fee to Investment Adviser (as a percentage of daily net assets)
Rondure New World Fund	0.85%	0.68%
Rondure Overseas Fund	0.70%	0.00%

The Adviser has contractually agreed, pursuant to an agreement with the Funds, to limit the total amount of the management fees and other expenses that it is entitled to receive from the Funds. With respect to the Funds’ Investor Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.35% and 1.10% of average daily net assets of the Rondure New World Fund and the Rondure Overseas Fund, respectively, the Adviser will reduce the fee payable with respect to the applicable Fund to the extent of such excess, and/or shall reimburse the applicable Fund (or class as applicable) by the amount of such excess. With respect to the Funds’ Institutional Class, to the extent the Total Annual Fund Operating Expenses (exclusive of acquired fund fees and expenses, brokerage expenses, interest expense, taxes and extraordinary expenses) exceed 1.10% and 0.85% of the average daily net assets of the Rondure New World Fund and the Rondure Overseas Fund, respectively, the Adviser will reduce the fee payable with respect to the applicable Fund to the extent of such excess, and/or shall reimburse the applicable Fund (or class as applicable) by the amount of such excess. The Adviser has agreed that such fee waivers and reimbursements for the Existing Funds shall continue through at least August 31, 2023.

The Adviser will be permitted to recapture, on a class- by-class basis, expenses it has borne through the Expense Agreement to the extent that a Fund’s expenses in later periods fall below the annual rates set forth in the Expense Agreement or in previous letter agreements; provided, however, that such recapture payments do not cause the Fund’s expense ratio (after recapture) to exceed the lesser of (i) the expense cap in effect at the time of the waiver and (ii) the expense cap in effect at the time of the recapture. Notwithstanding the foregoing, the Funds will not pay any such deferred fees and expenses more than three years after the date on which the fee and expenses were deferred. The Expense Agreement may not be terminated or modified by the Adviser prior to its expiration, except with the approval of the Fund’s Board of Trustees.

The Adviser has agreed to maintain the Funds’ expense limitations at the levels described above for at least one year from the New Funds’ commencement of operations. Following the Reorganizations, the Adviser will maintain the right to recoup expenses waived with respect to a Fund prior to each Reorganization.

In the event that each Reorganization is consummated and the Expense Agreement is not renewed with respect to a New Fund after the expiration of the one-year period, to the extent a Fund is relying on such Expense Agreement to reduce the Fund’s Total Annual Fund Operating Expenses, the expenses to the shareholders of that Fund would increase. If the Reorganizations do not occur, there is no assurance that the Funds’ expense waivers would continue beyond the current term of the Expense Agreement.

COMPARISON OF GOVERNING DOCUMENTS

The Existing Funds are governed by a revised Trust Instrument (the “FIT Trust Instrument”) and revised Bylaws (the “FIT Bylaws” and together with the FIT Trust Instrument, the “FIT Governing Documents”), each as previously amended. The New Funds will be governed by a Declaration of Trust (the “NL3 Declaration of Trust”) and Bylaws (the “NL3 Bylaws” and together with the NL3 Declaration of Trust, the “NL3 Governing Documents”). The FIT Governing Documents and the NL3 Governing Documents are similar in all material respects, but below is a summary of certain non-material differences between such documents:

FIT Trust Instrument vs. NL3 Declaration of Trust

●	The FIT Trust Instrument includes that there shall be at least one but no more than twelve (12) trustees, while the NL3 Declaration of Trust includes that the number of trustees shall in no event be less than one nor more than fifteen (15).

●	Under the FIT Trust Instrument, a trustee may be removed at any meeting of the shareholders of FIT owning at least two-thirds of the outstanding shares. Under the NL3 Declaration of Trust, shareholders shall have the power to remove a trustee only to the extent provided by the 1940 Act and the rules and regulations thereunder.

●	The FIT Trust Instrument includes that the trustees may fix in advance a date, not exceeding ninety days preceding the date of any meeting of shareholders, as a record date for the determination of the Shareholders entitled to notice of, and to vote at, any such meeting. The NL3 Declaration of Trust provides that for the purposes of determining shareholders entitled to notice of any meeting or to vote or entitled to give consent to action without a meeting, the Board of Trustees may fix in advance a record date which shall not be more than one hundred eighty days nor less than seven days before the date of any such meeting.

FIT Bylaws vs. NL3 Bylaws

●	Under the FIT Bylaws, a special meeting of the shareholders shall be called by the Secretary of FIT whenever (i) ordered by the trustees or (ii) requested in writing by the holder or holders of at least ten (10) of the outstanding shares entitled to vote. The NL3 Bylaws include that special meetings of shareholders shall be called by the board of trustees, chairman, or president of NL3 upon the written request of shareholders owning at least one-third of the outstanding shares entitled to vote.

●	The FIT Bylaws provide that any action to be taken by shareholders may be taken without a meeting if all shareholders entitled to vote on the matter consent to the action in writing. Under the NL3 Bylaws, any action may be taken without a meeting or prior notice if a consent in writing setting forth the action so taken is signed by the holders of outstanding shares having not less than the minimum number of votes that would be necessary to authorize or take that action at a meeting at which all shares entitled to vote on that action were present and voted.

●	The FIT Bylaws include that any action by the trustees may be taken without a meeting if a written consent thereto is signed by all the trustees. The NL3 Bylaws state that actions required or permitted to be taken by the NL3 board of trustees may be taken without a meeting if a majority of the trustees shall individually or collectively consent in writing to that action.

●	Under the NL3 Bylaws, the NL3 Bylaws may be amended or repealed by the affirmative vote or written consent of two-thirds of the outstanding shares entitled to vote, except as otherwise provided by applicable law or by the Declaration of Trust or the NL3 Bylaws. The FIT Bylaws do not contain a similar provision.

COMPARISON OF OTHER PRINCIPAL SERVICE PROVIDERS

Independent Accountants

Deloitte & Touche LLP (“Deloitte”), located at 1601 Wewatta Street, Suite 400, Denver, Colorado 80202, serves as each Existing Fund’s independent accountant. After the Reorganization, Deloitte will continue to serve as the independent accountant of each New Fund, and will perform an annual audit of each New Fund’s financial statements and provide other services related to filings with respect to securities regulations.

Distributor

Shares of each Existing Fund are offered on a continuous basis through ALPS Distributors, Inc. (“ADI”), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, as distributor pursuant to a distribution agreement between the ADI and the Existing Funds. After the Reorganizations, Northern Lights Distributors, LLC (an affiliate of Ultimus Fund Solutions, Inc.) (“NLD”), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, will serve as underwriter and distributor of each New Fund’s shares pursuant to a distribution agreement between the Distributor and NL3, on behalf of each New Fund.

Administrator, Fund Accounting and Transfer Agency Services

ALPS Fund Services, Inc. (“ALPS”) (an affiliate of ADI), located at 1290 Broadway, Suite 1000, Denver, Colorado 80203, serves as each Existing Fund’s administrator, fund accountant and transfer agent. After the Reorganizations, Ultimus Fund Solutions, LLC (“Ultimus”) (an affiliate of NLD), located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, will provide administration, fund accounting and transfer agent services to each New Fund.

Custodian

Brown Brothers Harriman & Co. (“BBH”), with its principal place of business located at 40 Water Street, Boston, MA 02109, serves as custodian for each Existing Fund’s assets (the “Custodian”). The Custodian holds in safekeeping certificated securities and cash belonging to each Existing Fund and, in such capacity, is the registered owner of securities in book-entry form belonging to an Existing Fund. The Custodian also maintains certain accounts and records of the Funds. Following the Reorganizations, BBH will continue to serve as the custodian for each New Fund.

Compliance Services

ALPS provides a Chief Compliance Officer to FIT as well as related compliance services pursuant to a chief compliance officer services agreement. Northern Lights Compliance Services, LLC (an affiliate of NLD and Ultimus), located at 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska 68022, serves in this capacity for NL3, and, accordingly, will provide these services to NL3 with respect to each New Fund following the Reorganizations.

Legal Services

Davis Graham & Stubbs LLP, located at 1550 17th Street, Suite 500, Denver, Colorado 80202, serves as FIT’s legal counsel. Thompson Hine, LLP, located at 41 South High Street, Suite 1700, Columbus, Ohio 43215 serves as the counsel to NL3 and, accordingly, will be each New Fund’s legal counsel following the Reorganizations.

CERTAIN INFORMATION REGARDING THE TRUSTEES AND OFFICERS OF THE FUNDS

Information regarding the Trustees and Officers of FIT is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended.

In connection with the Reorganizations, the operations of each New Fund will be overseen by the Board of Trustees of NL3 (the “NL3 Board”) in accordance with NL3’s Agreement and Declaration of Trust and NL3’s By-Laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. NL3’s Securities Act registration number is 333-178833.

The NL3 Board will approve all significant agreements between/among each New Fund and the persons or companies that furnish services to each New Fund, including agreements with its distributor, Rondure, administrator, custodian and transfer agent. The day-to-day operations of each New Fund will be delegated to Rondure and the New Funds’ administrator.

The name, address, year of birth, and principal occupations for the past five years of the Trustees and officers of NL3 are listed below, along with the number of portfolios in the Fund Complex overseen by and the other directorships held by the Trustee.

New Fund Independent Trustees

Independent Trustees
Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years	Number of Funds Overseen In The Fund Complex*	Other Directorships Held During Past 5 Years**
Patricia Luscombe 1961	Trustee	Since January 2015, Indefinite	Managing Director of the Valuations and Opinions Group, Lincoln International LLC (since August 2007).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015); Monetta Mutual Funds (since November 2015).
John V. Palancia 1954	Trustee, Chairman	Trustee, since February 2012, Indefinite; Chairman of the Board since May 2014.	Retired (since 2011); formerly, Director of Global Futures Operations Control, Merrill Lynch, Pierce, Fenner & Smith, Inc. (1975-2011).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2011); Northern Lights Variable Trust (since 2011); Alternative Strategies Fund (since 2012).
Mark H. Taylor 1964	Trustee, Chairman of the Audit Committee	Since February 2012, Indefinite	Director, Lynn Pippenger School of Accountancy, Muma College of Business, University of South Florida (since August 2019); Chair, Department of Accountancy and Andrew D. Braden Professor of Accounting and Auditing, Weatherhead School of Management, Case Western Reserve University (2009-2019); Vice President-Finance, American Accounting Association (2017-2020); President, Auditing Section of the American Accounting Association (2012-2015); AICPA Auditing Standards Board Member (2009-2012); Academic Fellow, United States Securities and Exchange Commission (2005-2006).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2012); Northern Lights Fund Trust (since 2007); Northern Lights Variable Trust (since 2007); Alternative Strategies Fund (since June 2010).

Jeffery D. Young 1956	Trustee	Since January 2015, Indefinite	Co-owner and Vice President, Latin America Agriculture Development Corp. (since May 2015); President, Celeritas Rail Consulting (since June 2014); Asst. Vice President - Transportation Systems, Union Pacific Railroad Company (June 1976 to April 2014).	2	Northern Lights Fund Trust III (for series not affiliated with the Fund since 2015).
*	As of February 1, 2023, NL3 was comprised of 31 active portfolios managed by 15 unaffiliated investment advisers. The term “Fund Complex” applies only to the New Funds. The New Funds do not hold themselves out as related to any other series within NL3 for investment purposes, nor do they share the same investment adviser with any other series.

**	Only includes directorships held within the past 5 years in a company with a class of securities registered pursuant to Section 12 of the Securities Exchange Act of 1934 or subject to the requirements of Section 15(d) of the Securities Exchange Act of 1934, or any company registered as an investment company under the 1940 Act.

New Fund Officers

Name, Address, Year of Birth	Position(s) Held with Registrant	Length of Service and Term	Principal Occupation(s) During Past 5 Years
Eric Kane 1981	President	Since August 2022, indefinite	Vice President and Senior Managing Counsel, Ultimus Fund Solutions, LLC (since 2022); Vice President and Managing Counsel, Ultimus Fund Solutions, LLC (2020-2022); Vice President and Counsel, Gemini Fund Services, LLC (2017-2020); Assistant Vice President, Gemini Fund Services, LLC (2014- 2017).
Brian Curley 1970	Treasurer	Since February 2013, indefinite	Vice President, Ultimus Fund Solutions, LLC (since 2020); Vice President, Gemini Fund Services, LLC (2015-2020).
Viktoriya Pallino 1995	Secretary	Since August 2022, indefinite	Legal Administrator II, Ultimus Fund Solutions, LLC (since 2021); Legal Administrator I, Ultimus Fund Solutions, LLC (2019-2021); Legal Administration Associate, Gemini Fund Services, LLC (2017-2019).
William Kimme 1962	Chief Compliance Officer	Since February 2012, indefinite	Senior Compliance Officer of Northern Lights Compliance Services, LLC (since 2011).

Patricia Luscombe, CFA, has more than 30 years in financial advisory and valuation services. She has delivered a broad range of corporate finance advice including fairness opinions and valuations. Ms. Luscombe joined Lincoln International in 2007 as a Managing Director and co-head of Lincoln’s Valuations & Opinions Group. In this position, she assists regulated investment funds, business development companies, private equity funds and hedge funds in the valuation of illiquid securities for fair value accounting purposes. Ms. Luscombe’s clients range from closely held businesses to large, publicly-traded companies. Previously, Ms. Luscombe spent 16 years with Duff & Phelps Corporation, as a Managing Director in the firm’s valuation and financial advisory business. Prior to joining Duff & Phelps Corporation, Ms. Luscombe was an Associate at Smith Barney, a division of Citigroup CapitalMarkets, Inc., where she managed a variety of financial transactions, including mergers and acquisitions, leveraged buyouts, and equity and debt financings. Ms. Luscombe is a member of the Chicago Chapter of the Association for Corporate Growth, the Chartered Financial Analyst Society of Chicago and former president of the Chicago Finance Exchange. Ms. Luscombe holds a Bachelor of Arts degree in economics from Stanford University, a Masters degree in economics from the University of Chicago and a Master of Business Administration degree from the University of Chicago Booth School of Business. In addition, Ms. Luscombe is licensed under the Series 24, 79 and 63 of FINRA.

John V. Palancia has over 40 years of business experience in the financial services industry including serving as the Director of Global Futures Operations for Merrill Lynch, Pierce, Fenner & Smith, Inc. (“Merrill Lynch”). Mr. Palancia possesses an in depth understanding of broker-dealer operations from having served in various management capacities and has held industry registrations in both securities and futures. Based on his service at Merrill Lynch, he also possesses a strong understanding of risk management, balance sheet analysis, compliance and the regulatory framework under which regulated financial entities must operate. Additionally, he is well versed in the regulatory framework under which investment companies must operate based on his service as a member of three other mutual fund boards. This practical and extensive experience in the securities industry provides valuable insight into fund operations and enhances his ability to effectively serve as chairman of the Board. Mr. Palancia is a member of the Investment Company Institute and Mutual Fund Directors Forum. Mr. Palancia holds a Bachelor of Science degree in Economics.

Mark H. Taylor has over 30 years of academic and professional experience in the accounting and auditing fields, which makes him particularly qualified to chair the Board’s Audit Committee. Dr. Taylor holds PhD, Master’s and Bachelors degrees in Accountancy and is a licensed Certified Public Accountant and serves as a member of two other mutual fund boards within the Northern Lights Fund Complex. Dr. Taylor is the Director of the Lynn Pippenger School of Accountancy at the Muma College of Business at the University of South Florida and has been serving a three-year term as President of the American Accounting Association (AAA) since August 2022 (as President-Elect 8/22-7/23, President 8/23-8/24, and Past President 8/24-8/25). Dr. Taylor previously served as Vice President-Finance of the AAA, and as President of the Auditing Section of the AAA. He previously served a three-year term on the AICPA’s Auditing Standards Board and completed a fellowship in the Professional Practice Group of the Office of the Chief Accountant at the headquarters of the United States Securities Exchange Commission. Dr. Taylor is a member of two research teams that received grants from the Center for Audit Quality and has had his research widely published in leading academic accounting and practice journals. Dr. Taylor has teaching interests in corporate governance and accounting policy as well as auditing and assurance services at the graduate and undergraduate levels and possesses a strong understanding of the regulatory framework under which investment companies operate.

Jeffery D. Young has over 40 years of business management experience, including in the transportation industry and operations and information technologies. He is currently Co-owner and Vice President of the Latin America Agriculture Development Corporation, an agribusiness exporting fruit to the United States and other Central American countries. He has served as Assistant Vice President of Transportation Systems at Union Pacific Railroad Company, where he was responsible for the development and implementation of large-scale command and control systems that support railroad operations and safety. In this position, Mr. Young was heavily involved in the regulatory compliance of safety and mission critical systems. Mr. Young also served as Chairman of the Association of American Railroads Policy Committee and represented both Union Pacific Railroad and the railroad industry in safety and regulatory hearings with the National Transportation Safety Board and the Federal Railroad Administration in Washington, DC. Mr. Young was a member of the Board of Directors of PS Technologies, a Union Pacific affiliate serving as a technology supplier to the railroad industry. His practical business experience and understanding of regulatory compliance provides a different perspective that brings diversity to Board deliberations.

New Fund Board Leadership Structure and Oversight Responsibilities

The business of NL3 is managed under the direction of the Board in accordance with the Agreement and Declaration of Trust and NL3’s By-laws (the “Governing Documents”), which have been filed with the SEC and are available upon request. The Board consists of four individuals, all of whom are not “interested persons” (as defined under the 1940 Act) of NL3 and the Adviser (“Independent Trustees”). Pursuant to the Governing Documents, the Board shall elect officers including a President, a Secretary, a Treasurer, a Principal Executive Officer and a Principal Accounting Officer. The Board retains the power to conduct, operate and carry on the business of NL3 and has the power to incur and pay any expenses, which, in the opinion of the Board, are necessary or incidental to carry out any of NL3’s purposes. The Board, officers, employees and agents of NL3, when acting in such capacities, shall not be subject to any personal liability except for his or her own bad faith, willful misfeasance, gross negligence or reckless disregard of his or her duties.

Board Leadership Structure. The Board of NL3 is led by John V. Palancia, who has served as the Chairman of the Board since May 2014. The Board has not appointed a Lead Independent Trustee because all Trustees are Independent Trustees. Under the Governing Documents, the Chairman of the Board is responsible for (a) presiding at Board meetings, (b) calling special meetings on an as-needed basis, and (c) execution and administration of NL3 policies, including (i) setting the agendas for Board meetings and (ii) providing information to Board members in advance of each Board meeting and between Board meetings. Generally, NL3 believes it best to have a non-executive Chairman of the Board, who together with the President (principal executive officer), are seen by our shareholders, business partners and other stakeholders as providing strong leadership. NL3 believes that its Chairman, the independent chair of the Audit Committee, and, as an entity, the full Board, provide effective leadership that is in the best interests of NL3, the Funds and each shareholder.

Board Risk Oversight. The Board maintains an Audit Committee with a separate chair. The Board is responsible for overseeing risk management, and the full Board regularly engages in discussions of risk management and receives compliance reports that inform its oversight of risk management from its Chief Compliance Officer at quarterly meetings and on an ad hoc basis, when and if necessary. The Audit Committee considers financial risk and reporting within its area of responsibilities. Generally, the Board believes that its oversight of material risks is adequately maintained through the compliance-reporting chain where the Chief Compliance Officer is the primary recipient and communicator of such risk-related information.

New Fund Board Committees

Audit Committee. The Board has an Audit Committee that consists solely of Trustees who are not “interested persons” of NL3 within the meaning of the 1940 Act. The Audit Committee’s responsibilities include: (i) recommending to the Board the selection, retention or termination of NL3’s independent auditors; (ii) reviewing with the independent auditors the scope, performance and anticipated cost of their audit; (iii) discussing with the independent auditors certain matters relating to NL3’s financial statements, including any adjustment to such financial statements recommended by such independent auditors, or any other results of any audit; (iv) reviewing on a periodic basis a formal written statement from the independent auditors with respect to their independence, discussing with the independent auditors any relationships or services disclosed in the statement that may impact the objectivity and independence of NL3’s independent auditors and recommending that the Board take appropriate action in response thereto to satisfy itself of the auditor’s independence; and (v) considering the comments of the independent auditors and management’s responses thereto with respect to the quality and adequacy of NL3’s accounting and financial reporting policies and practices and internal controls. The Audit Committee operates pursuant to an Audit Committee Charter. Dr. Taylor is Chairman of the Audit Committee.

Comparison of Trustees’ and Officers’ Fees

The Existing Funds

All Trustees receive a quarterly retainer of $33,500, plus $12,500 for each regular quarterly Board meeting attended. Trustees receive $5,000 for each non-quarterly special Board meeting attended. Trustees receive $5,000 for each non-quarterly special Committee meeting attended for which a corresponding non-quarterly special Board meeting is not held. The Chairman of the Board and the Chairman of the Audit Committee also receive an additional quarterly retainer of $7,500 and $6,000, respectively. Information regarding amounts paid to the Trustees by the Existing Funds is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended.

The New Funds

Each Trustee who is not affiliated with NL3 or an investment adviser to any series of NL3 receives a quarterly fee of $26,000, allocated among each of the various portfolios comprising NL3, for his or her attendance at the regularly scheduled meetings of the Board, to be paid in advance of each calendar quarter, as well as reimbursement for any reasonable expenses incurred. Effective January 1, 2022, in addition to the quarterly fees and reimbursements, the Chairman of the Board receives a quarterly fee of $6,250, and the Audit Committee Chairman receives a quarterly fee of $4,500. Additionally, in the event an in-person meeting of the Board other than its regularly scheduled meetings (a “Special Meeting”) is required, each Independent Trustee will receive a fee of $2,500 per Special Meeting, as well as reimbursement for any reasonable expenses incurred, to be paid by the relevant series of NL3 or its investment adviser depending on the circumstances necessitating the Special Meeting. None of the executive officers receive compensation from NL3.

FEDERAL INCOME TAX CONSEQUENCES

As an unwaivable condition of each Reorganization, FIT and NL3 will receive an opinion of counsel to NL3 to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes under Section 368(a)(1)(F) of the Code, subject to customary assumptions and such representations as tax counsel may reasonably request of the Funds.

Each Existing Fund believes that, since inception, it has qualified for treatment as a “regulated investment company” under the Code and believes that it has been, and expects to continue to be, relieved of federal income tax liability on its net investment income and net gains distributed to its shareholders. Each New Fund expects to operate on a fiscal and taxable year ended April 30 of each year, which is a continuation of the relevant Existing Fund’s taxable year ending April 30 of each year.

Subject to the exceptions set forth below, provided that each Reorganization qualifies as a tax-free reorganization under Code Section 368(a), then for U.S. federal income tax purposes, generally, for each Reorganization:

●	The Existing Fund will not recognize any gain or loss as a result of the Reorganization;
●	The Existing Fund shareholder will not recognize any gain or loss as a result of the receipt of the corresponding New Fund shares in exchange for such shareholder’s Existing Fund shares pursuant to the Reorganization;
●	The adjusted tax basis in and holding period for the Existing Fund’s assets will be maintained when transferred to the corresponding New Fund (except where the New Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period);
●	The Existing Fund shareholder’s aggregate tax basis in the New Fund shares that it receives pursuant to the Reorganization will equal such shareholder’s aggregate tax basis in the Existing Fund shares held immediately before the Reorganization;
●	The Existing Fund shareholder’s holding period in the New Fund shares that it receives pursuant to the Reorganization will include such shareholder’s holding period in the Existing Fund shares held immediately before the Reorganization (provided that the relevant Existing Fund shares exchanged were held as capital assets by such shareholder);
●	The consummation of the Reorganization will not terminate the taxable year of the Existing Fund. Instead, the part of the taxable year of the Existing Fund before the Reorganization will be included in the corresponding New Fund’s taxable year after the Reorganization; and
●	The New Fund will be treated for purposes of Section 381 of the Code just as the Existing Fund would have been treated if there had been no Reorganization.

No opinion will be obtained, and no assurance will be provided, concerning whether gain or loss may be recognized (i) in connection with the transfer of stock held by an Existing Fund in a passive foreign investment company as defined in Section 1297(a) of the Code, (ii) under U.S. federal income tax principles that require the recognition of gain or loss upon the transfer of assets regardless of whether such transfer is made pursuant to a reorganization under Code Section 368(a), (iii) on any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including Section 1256 of the Code), or (iv) by any shareholder of an Existing Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting. No opinions will be obtained concerning any other federal income tax consequences or any state, local or foreign tax issues of any kind. Although FIT is not aware of any adverse state income tax consequences, it has not made any investigation as to those consequences for the shareholders.

If any of the representations or assumptions on which the opinion of counsel to NL3 relies is inaccurate, the tax consequences of the transaction could differ materially from those summarized above. Furthermore, the opinion of counsel to NL3 concerning tax consequences of the Reorganization will neither bind the IRS, nor preclude the IRS or the courts from adopting a contrary position.

Shareholders are urged to consult their own tax advisers as to the specific tax consequences to them under the federal income tax laws, as well as any consequences under other applicable state or local or foreign tax laws given each shareholder’s particular tax circumstances.

VOTING SECURITIES, CAPITALIZATION, PRINCIPAL SHAREHOLDERS AND MANAGEMENT OWNERSHIP

Voting Securities

Shareholders of each Existing Fund at the close of business on the Record Date will be entitled to be present and vote at the Shareholder Meeting. Each shareholder will be entitled to one vote for each whole Existing Fund share and a fractional vote for each fractional Existing Fund share held as of the Record Date. As of the Record Date, there following shares were issued and outstanding:

Fund	Shares Outstanding; Number of Votes to Which Class is Entitled
Rondure New World Fund – Investor Class	1,363,418
Rondure New World Fund – Institutional Class	17,862,277
Rondure Overseas Fund – Investor Class	186,177
Rondure Overseas Fund – Institutional Class	1,227,368

Capitalization

Each Existing Fund has classified its shares into two classes—Investor Class and Institutional Class, shares of beneficial interest. Each New Fund has classified its shares into two classes—Investor Class and Institutional Class shares of beneficial interest—which have not yet been offered to the public. Each Existing Fund’s Investor Class shares will be exchanged for Investor shares of the corresponding New Fund, and each Existing Fund’s Institutional Class shares will be exchanged for Institutional Class shares of the corresponding New Fund. The following tables set forth, as of April 5, 2023, (1) (a) the capitalization of each Existing Fund’s Investor Class shares, (b) the capitalization of each Existing Fund’s Institutional Class shares; and (2) the pro forma capitalization of each New Fund’s Investor Class shares, (b) the pro forma capitalization of each New Fund’s Institutional Class shares, each as adjusted showing the effect of the Reorganization had it occurred on such date.

Rondure New World Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Investor Shares
Total net assets	$16,561,426	$16,561,426
Net asset value per share	$12.15	$12.15
Shares outstanding	1,363,418	1,363,418
Institutional Shares
Total net assets	$218,093,387	$218,093,387
Net asset value per share	$12.21	$12.21
Shares outstanding	17,862,277	17,862,277

Rondure Overseas Fund	Existing Fund	New Fund
		Pro Forma After Reorganization
Investor Shares
Total net assets	$2,066,942	$2,066,942
Net asset value per share	$11.10	$11.10
Shares outstanding	186,177	186,177
Institutional Shares
Total net assets	$13,664,887	$13,664,887
Net asset value per share	$11.13	$11.13
Shares outstanding	1,227,368	1,227,368

Principal Shareholders and Management Ownership

Federal securities laws require that we include information about the shareholders who own 5% or more of the outstanding voting shares of each Existing Fund. A “control person” is a person who owns beneficially or through controlled companies more than 25% of the outstanding voting securities of the Existing Fund. Shareholders owning 25% or more of outstanding shares may be in control and may be able to affect the outcome of certain matters presented for a vote of shareholders. As of April 5, 2023, the following shareholders owned of record or beneficially 5% or more of the outstanding shares of the Existing Funds:

Title and Class	Name and Address of Shareholder	Type of Ownership	Percentage of Fund Owned
RONDURE NEW WORLD FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	25.05%
RONDURE NEW WORLD FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	26.29%
RONDURE NEW WORLD FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	23.84%
RONDURE NEW WORLD FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	9.96%
RONDURE NEW WORLD FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	6.97%
RONDURE NEW WORLD FUND – INVESTOR CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	59.07%
RONDURE NEW WORLD FUND – INVESTOR CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	15.67%
RONDURE NEW WORLD FUND – INVESTOR CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	22.18%
RONDURE OVERSEAS FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	26.40%
RONDURE OVERSEAS FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	30.97%
RONDURE OVERSEAS FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	9.08%
RONDURE OVERSEAS FUND – INSTITUTIONAL CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	18.17%
RONDURE OVERSEAS FUND – INVESTOR CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	42.52%
RONDURE OVERSEAS FUND – INVESTOR CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	21.12%
RONDURE OVERSEAS FUND – INVESTOR CLASS	CHARLES SCHWAB & CO., INC. ATTN MUTUAL FUNDS 211 MAIN ST SAN FRANCISCO, CA 94105	Record	26.91%

As of December 31, 2022, the Officers and Trustees of FIT, as a group, owned less than 1% of each class of each Existing Fund.

Participation in the Shareholder Meeting

If you wish to participate in the Shareholder Meeting you may submit the proxy card included with this Proxy Statement or attend telephonically. Your vote is important no matter how many shares you own. You may vote in one of the following ways:

●	Complete and sign the enclosed proxy card and mail it to us in the enclosed prepaid return envelope (if mailed in the United States);
●	Vote on the internet at the website address printed on your proxy ballot;
●	Call the toll-free number printed on your proxy ballot; or
●	Attend the Shareholder Meeting and vote via the Internet at that time.

Each proxy solicited by the Board of Trustees which is properly executed and returned in time to be voted at the Meeting will be voted at the Meeting in accordance with the instructions on the proxy. While AST will endeavor to count all properly executed and returned proxies, shareholders voting by mail should mail their proxies with sufficient time for the proxy to be received no later than May 30, 2023. Shareholders voting by phone may vote up to the time of the Shareholder Meeting. Shareholders voting via the Internet may vote up to and during the Shareholder Meeting.

Shareholders who wish to participate in the Shareholder Meeting are welcome to do so. If you were a record holder of Fund shares as of the Record Date, please e-mail AST at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the Shareholder Meeting.

If you held Fund shares through an intermediary, such as a broker-dealer, as of the Record Date and you want to participate in the Shareholder Meeting, please e-mail AST at attendameeting@astfinancial.com no later than 5 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund’s name in the subject line and provide your name, address and proof of ownership as of the Record Date from your intermediary. Proof of ownership can be in the form of a copy/photo of your brokerage statement or your vote instruction form, or a letter from your intermediary. Please be aware that if you wish to vote at the Shareholder Meeting, you must first obtain a legal proxy from your intermediary reflecting the Fund’s name, the number of Fund shares you held and your name and e-mail address. You may forward an e-mail from your intermediary containing the legal proxy or attach an image of the legal proxy via e-mail to AST at attendameeting@astfinancial.com and put “Legal Proxy” in the subject line. AST will then e-mail you the meeting login information and instructions for voting during the Shareholder Meeting.

For the proposal, the Funds understand that the New York Stock Exchange (the “NYSE”) has taken the position that broker-dealers that are members of the NYSE and that have not received instructions from a customer prior to the date specified in the broker-dealer firms’ request for voting instructions may not vote such customer’s shares on a reorganization. Therefore, NYSE broker-dealers that have not received customer instructions will not be permitted to vote customer shares with respect to the Reorganizations.

A signed proxy card or other authorization by an owner of a Fund’s shares that does not specify how the owner’s shares are to be voted on a proposal will be deemed to be an instruction to vote such shares in favor of the proposal. In the event a shareholder returns an unsigned proxy card, AST will take steps to seek to validate the shareholder’s vote, including by calling the shareholder. See “Instructions for Signing Proxy Cards,” below.

Abstentions will be counted as present for purposes of determining whether a quorum is present. Abstentions will be disregarded in determining the “votes cast” on the Proposal, and therefore, will have the effect of a vote against the proposal.

INSTRUCTIONS FOR SIGNING PROXY CARDS

The following general rules for signing proxy cards may be of assistance to you and avoid the time and expenses involved in validating your vote if you fail to sign your proxy card properly.

(1) Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

(2) Joint Accounts: Either party may sign, but the name of the signing party should conform exactly to the name shown in the registration on the proxy card.

(3) Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

Registration	Valid Signature
Corporate Accounts
(1) ABC Corp.	ABC Corp.
(2) ABC Corp.	John Doe, Treasurer
(3) ABC Corp. c/o John Doe, Treasurer	John Doe
(4) ABC Corp. Profit Sharing Plan	John Doe, Trustee
Trust Accounts
(1) ABC Trust	Jane B. Doe, Trustee
(2) Jane B. Doe, Trustee u/t/d 12/28/78	Jane B. Doe
Custodial or Estate Accounts
(1) John B. Smith, Cust. f/b/o John B. Smith, Jr. UGMA	John B. Smith
(2) Estate of John B. Smith	John B. Smith, Jr., Executor

Revocation of Proxies

Any proxy may be revoked at any time prior to its use by written notification received by the Trust’s Secretary, by the execution and delivery of a later-dated proxy, or by attending the Meeting and voting at that time. The address of the Secretary of FIT is 1290 Broadway, Suite 1000, Denver, Colorado 80203. Any letter of revocation or later-dated proxy must be received by the Funds prior to the Meeting and must indicate your name and account number to be effective. Proxies voted by telephone or Internet may be revoked at any time before they are voted at the Shareholder Meeting in the same manner that proxies voted by mail may be revoked.

Other Business

The FIT Board does not intend to bring any matters before the Shareholder Meeting other than the proposals described in this Proxy Statement, and the FIT Board is not aware of any other matters to be brought before the Shareholder Meeting by others. Because matters not known at the time of the solicitation may come before the Shareholder Meeting, the proxy as solicited confers discretionary authority with respect to such matters as properly come before the Shareholder Meeting, including any adjournment(s) or postponement(s) thereof, and it is the intention of the persons named as attorneys-in-fact in the proxy (or their substitutes) to vote the proxy in accordance with their judgment on such matters.

Submission of Certain Shareholder Proposals

FIT is generally not required to hold annual meetings of shareholders, and FIT generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of directors or the approval of a new advisory agreement, are required to be taken under state law or the 1940 Act. By observing this policy, FIT seeks to avoid the expenses customarily incurred in the preparation of proxy materials and the holding of shareholders’ meetings, as well as the related expenditure of staff time.

A shareholder desiring to submit a proposal intended to be presented at any meeting of shareholders of a series of FIT hereafter called should send the proposal to the Secretary of FIT at the FIT’s principal offices within a reasonable time before the solicitation of proxies for such meeting occurs. The mere submission of a proposal by a shareholder does not guarantee that such proposal will be included in the proxy statement because certain rules under the federal securities laws must be complied with before inclusion of the proposal is required. Also, the submission does not mean that the proposal will be presented at the meeting. For a shareholder proposal to be considered at a shareholders’ meeting, it must be a proper matter for consideration under Delaware law.

Quorum; Adjournment

As provided under the governing documents of FIT, the presence in person (in this case, via remote communication) or by proxy of at least one-third of the votes entitled to be cast on any matter shall be a quorum as to such matter; provided, however, that any lesser number shall be sufficient for the adjournment of the Shareholder Meeting.

The presence of a quorum alone, however, is not sufficient to approve the Reorganizations (see “Vote Required” below). In the event a quorum is present at the Meeting, but sufficient votes to approve the respective Reorganizations have not been received or in the discretion of such persons, the shareholder present in person (in this case, via remote communication) or by proxy may adjourn the Meeting. In the event of an adjournment, no notice is required other than an announcement at the meeting at which adjournment is taken.

Vote Required

Approval of a Reorganization will require the affirmative vote of a majority of the shares voted in person (in this case, via remote communication) or by proxy of that Existing Fund. Under the 1940 Act, the vote of a majority of the outstanding voting securities of a company means the vote, at the annual or a special meeting of the security holders of such company duly called, (A) of 67 per centum or more of the voting securities present at such meeting, if the holders of more than 50 per centum of the outstanding voting securities of such company are present or represented by proxy; or (B) of more than 50 per centum of the outstanding voting securities of such company, whichever is the less. The vote for each Reorganization will be at the Fund level, meaning that the shareholders of all share classes of a Fund will vote together, and each Fund will vote separately.

To assure the presence of a quorum at the Meeting (which will allow for the transaction of business), and to help assure that your vote is noted, please promptly execute and return the enclosed proxy. A self-addressed, postage-paid envelope is enclosed for your convenience. Alternatively, you may vote by telephone or through the Internet at the number or website address printed on the enclosed proxy card(s).

Should shareholders require additional information regarding the proxy or replacement proxy cards, they may contact AST (toll free) at 877-283-0321. Representatives are available Monday through Friday, 9:00 a.m. Eastern time to 10:00 p.m. Eastern time and Saturday between 10:00 a.m. and 6:00 p.m. Eastern time.

Solicitation of Shareholder Vote

The Board of Trustees of FIT is making this solicitation of proxies. FIT has engaged, at Rondure’s expense, AST, located at 48 Wall Street, New York, NY 10005, to serve as proxy solicitor. The estimated fees anticipated to be paid to AST are approximately $29,000. Rondure will pay, out of its own legitimate profits, the cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies. In addition to solicitation by mail, FIT will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each of the Existing Funds of whom they have knowledge, and Rondure will reimburse them for their expenses in so doing. Certain officers, employees and agents of FIT and Rondure may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

Householding

In certain circumstances, only one copy of this Proxy Statement may be mailed to each household, even if more than one person in the household is a shareholder, unless the Fund has received contrary instructions from one or more of the household’s shareholders. If a shareholder needs an additional copy of this Proxy Statement, would like to receive separate copies in the future, or would like to request delivery of a single copy to shareholders sharing an address, please contact 855-775-3337 or send notice to P.O. Box 13664 Denver, CO 80201.

Additional Information

Additional Information Regarding the Existing Funds and the New Funds can be found in Appendix B.

Appendix A

Agreement and Plan of Reorganization and Termination

AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION

THIS AGREEMENT AND PLAN OF REORGANIZATION AND TERMINATION (“Reorganization Agreement”) is made as of this ___ day of __________________, 2023 by Northern Lights Fund Trust III, a Delaware statutory trust (“Acquiring Trust”), separately on behalf of each of Rondure New World Fund and Rondure Overseas Fund, (each a separates series of the Acquiring Trust, and each an “Acquiring Fund”); Financial Investors Trust, a Delaware statutory trust (“Selling Trust”), separately on behalf of each of Rondure New World Fund and Rondure Overseas Fund (each a separate series of the Selling Trust and each an “Acquired Fund”) (the Acquiring Funds and Acquired Funds may be referred to herein individually as a “Fund” and collectively as the “Funds”); Rondure Global Advisors LLC, a Delaware limited liability company (“Adviser”), the proposed investment adviser to each Acquiring Fund (only for purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 of this Reorganization Agreement). The principal place of business of the Adviser is 136 S. Main Street, Suite 720, Salt Lake City, UT 84101; the principal place of business of the Acquiring Trust is 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246; and the principal place of business of the Selling Trust is 1290 Broadway, Suite 1000, Denver, CO 80203. Notwithstanding anything to the contrary contained herein, the obligations, agreements, representations and warranties with respect to each Fund shall be the obligations, agreements, representations and warranties of that Fund only, and in no event shall any other series of the Acquiring Trust or the Selling Trust or the assets of any other series of the Acquiring Trust or the Selling Trust be held liable with respect to the breach or other default by an obligated Fund of its obligations, agreements, representations and warranties as set forth herein.

This Reorganization Agreement is intended to be and is adopted as a plan of “reorganization” within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986, as amended (“Code”), and the Treasury Regulations promulgated thereunder. The reorganization will consist of:

(a)	the transfer of all the assets of each Acquired Fund to the corresponding Acquiring Fund (as set forth in Exhibit A hereto), in exchange solely for shares of beneficial interest, no par value per share, of Investor Class shares and Institutional Class shares, as applicable, of the Acquiring Fund (collectively, “Acquiring Fund Shares”) and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund; and

(b)	the pro rata distribution, on a class-by-class basis, as applicable, of all the Investor Class shares of the Acquiring Fund to the Investor Class shareholders of the Acquired Fund, and, if applicable, of all of the Institutional Class shares of the Acquiring Fund to the Institutional Class shareholders of the Acquired Fund (as calculated pursuant to this Reorganization Agreement), and the termination, dissolution and complete liquidation of the Acquired Funds as provided herein, all upon the terms and conditions set forth in this Reorganization Agreement (each a “Reorganization” and collectively, the “Reorganizations”).

WHEREAS, each Acquiring Fund is a separate series of the Acquiring Trust, each Acquired Fund is a separate series of the Selling Trust, the Acquiring Trust and the Selling Trust are open-end management investment companies registered under the Investment Company Act of 1940, as amended (“1940 Act”), and each Acquired Fund owns securities that generally are assets of the character in which the corresponding Acquiring Fund is permitted to invest;

WHEREAS, each Acquiring Fund has been organized to continue the business and operations of the Acquired Fund;

WHEREAS, each Acquiring Fund is authorized to issue the Acquiring Fund Shares;

WHEREAS, each Acquiring Fund currently has no assets and has carried on no business activities prior to the date first written above and will have no assets and will have carried on no business activities prior to the consummation of the Reorganization, except as necessary to consummate the Reorganization and to issue the Initial Shares (as defined in Section 1.10 of this Agreement) as part of the organization of the Acquiring Fund;

WHEREAS, the Board of Trustees of the Acquiring Trust, including a majority of the trustees who are not “interested persons” of the Acquiring Trust as that term is defined in Section 2(a)(19) of the 1940 Act (the “Independent Trustees”), has determined that the Reorganization is in the best interests of the Acquiring Fund; and

WHEREAS, the Board of Trustees of the Selling Trust, including a majority of its Independent Trustees, has determined that the Reorganization is in the best interests of the Acquired Fund and that the interests of the existing shareholders of each Acquired Fund will not be diluted as a result of the Reorganization.

NOW, THEREFORE, in consideration of the premises and of the covenants and agreements hereinafter set forth, the parties hereto covenant and agree as follows:

ARTICLE I
TRANSFER OF ASSETS OF THE Acquired FUND IN EXCHANGE FOR

ACQUIRING FUND SHARES AND THE ASSUMPTION OF THE

acquired Funds’ LIABILITIES, AND TERMINATION AND

LIQUIDATION OF THE acquired funds

1.1       THE EXCHANGE. Subject to the terms and conditions contained herein and on the basis of the representations and warranties contained herein, each Acquired Fund agrees to transfer all its assets, as set forth in Section 1.2 of this Reorganization Agreement, to the corresponding Acquiring Fund. In consideration for such transfer, each Acquiring Fund agrees (a) to deliver to the corresponding Acquired Fund the number of full and fractional Acquiring Fund Shares of each class corresponding to a class of Acquired Fund shares computed in the manner set forth in Section 2.3 of this Reorganization Agreement; and (b) to assume all the liabilities of the Acquired Fund, as set forth in Section 1.3 of this Reorganization Agreement. All Acquiring Fund Shares delivered to the corresponding Acquired Fund shall be delivered at net asset value (“NAV”) without a sales load, commission or other similar fee being imposed. Such transactions shall take place at the closing provided for in Section 3.1 of this Reorganization Agreement (“Closing”).

1.2       ASSETS TO BE TRANSFERRED. Each Acquired Fund shall transfer all its assets to the corresponding Acquiring Fund, including, without limitation, all cash, securities, commodities, interests in futures and dividends or interest receivables, owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund on the Closing Date (as defined in Section 3.1 of this Reorganization Agreement).

1.3       LIABILITIES TO BE ASSUMED. Each Acquired Fund will endeavor, consistent with its obligation to continue to pursue its investment objective and employ its investment strategies in accordance with the terms of its Prospectus, to discharge all its known liabilities and obligations to the extent possible before the Closing Date, other than those liabilities and obligations which otherwise would be discharged at a later date in the ordinary course of business or any liabilities or obligations that are intended to be assumed and paid by another person or entity (including the Adviser). Notwithstanding the foregoing, each Acquiring Fund shall assume all liabilities of the corresponding Acquired Fund, which assumed liabilities shall include all of the corresponding Acquired Fund’s liabilities, debts, obligations, and duties of whatever kind or nature, whether absolute, accrued, contingent, or otherwise, whether arising in the ordinary course of business, whether determinable at the Closing Date, and whether specifically referred to in this Reorganization Agreement.

1.4       LIQUIDATION AND DISTRIBUTION. As soon as reasonably practicable after the Closing:

(a)       Each Acquired Fund will distribute all of the corresponding Acquiring Fund Shares received by the Acquired Fund pursuant to Section 1.1 of this Reorganization Agreement on a class-by-class basis to its shareholders of record, determined as of the close of business on the Valuation Date (as defined in Section 2.1 of this Reorganization Agreement) (“Acquired Fund Shareholders”), in proportion to their corresponding class of Acquired Fund shares then held of record and in constructive exchange therefore. That distribution shall be accomplished by the Acquiring Trust’s transfer agent’s opening accounts on the Acquiring Fund’s shareholder records in the Acquired Fund Shareholders’ names and transferring those Acquiring Fund Shares thereto. Each Acquired Fund Shareholder’s account shall be credited with the pro rata number of full and fractional Acquiring Fund Shares of the applicable class having an aggregate NAV equal to the aggregate NAV of the corresponding class of Acquired Fund shares that the Acquired Fund Shareholder holds at the Valuation Date. All issued and outstanding shares of the Acquired Fund will simultaneously be canceled on its books. The corresponding Acquiring Fund shall not issue certificates representing Acquiring Fund Shares in connection with such transfer; and

(b)       each Acquired Fund will thereupon proceed to dissolve and terminate as set forth in Section 1.8 of this Reorganization Agreement.

1.5       OWNERSHIP OF SHARES. Ownership of Acquiring Fund Shares will be shown on the books of the corresponding Acquiring Fund’s transfer agent. Shares of each Acquiring Fund will be issued at the Closing to the corresponding Acquired Fund, in an amount computed in the manner set forth in Section 2.3 of this Reorganization Agreement, to be distributed to the corresponding Acquired Fund Shareholders.

1.6       STATE FILINGS. Promptly following the Closing Date, the Selling Trust shall make any filings with the State of Delaware that may be required under state law to cause, implement and complete the termination of each Acquired Fund, and shall file final tax returns with the State of Delaware and elsewhere to the extent required under applicable law.

1.7       TRANSFER TAXES. Any transfer taxes payable upon the issuance of Acquiring Fund Shares in a name other than the registered holder of the Acquired Fund shares on the books of the Acquired Fund as of that time shall, as a condition of such issuance and transfer, be paid by the person to whom such Acquiring Fund Shares are to be issued and transferred.

1.8       TERMINATION. Each Acquired Fund shall be dissolved, terminated and have its affairs wound up in accordance with Delaware state law, as soon as possible following the Closing Date and the making of all distributions pursuant to Section 1.4 of this Reorganization Agreement (but no later than six (6) months after the Closing Date). After the Closing Date, each Acquired Fund shall not conduct any business except in connection with its dissolution or as otherwise contemplated hereby.

1.9       BOOKS AND RECORDS. All books and records of each Acquired Fund, including all books and records required to be maintained under the 1940 Act and the rules and regulations thereunder, shall be available to the corresponding Acquiring Fund from and after the Closing Date and copies thereof shall be turned over to the corresponding Acquiring Fund as soon as practicable following the Closing Date. Each Acquiring Fund shall maintain all books and records relating to the Reorganization for the time periods required under applicable law.

1.10       INITIAL SHARES. Prior to the Closing, each Acquiring Fund will issue one share of Investor Class shares and one share of Institutional Class shares (each, an “Initial Share” and collectively, “Initial Shares”) to the Adviser or an affiliate thereof (“Sole Shareholder”), in exchange for $10.00 each for the sole purpose of allowing the Sole Shareholder to approve certain organizational items on behalf of the Acquiring Fund. The Initial Shares shall be redeemed and cancelled by the Acquiring Fund in exchange for the same value per share immediately prior to the Closing.

ARTICLE II
VALUATION

2.1       VALUATION OF ASSETS AND LIABILITIES. The value of each Acquired Fund’s net assets shall be the value of all of the Acquired Fund’s assets computed as of the close of regular trading on the New York Stock Exchange (“NYSE”) on the Closing Date (such time and date being hereinafter called the “Valuation Date”) less the amount of all of the Acquired Fund’s liabilities as of the Valuation Date. The value of the Acquired Fund’s assets and liabilities shall be determined by using the valuation procedures set forth in the Selling Trust’s Pricing Policy and Procedures and the corresponding Acquired Fund’s then-current prospectus and statement of additional information, or such other valuation procedures as may be mutually agreed upon by the parties. The aggregate net asset value of each class of the Acquiring Fund Shares shall be the aggregate net asset value of each class of the Acquired Fund computed on the Valuation Date, using the valuation procedures set forth above.

2.2       VALUATION OF SHARES. The NAV per share for the Investor Class of each Acquiring Fund shall be equal to the NAV per share for the Investor Class of the corresponding Acquired Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement. The NAV per share for the Institutional Class of each Acquiring Fund shall be equal to the NAV per share for the Institutional Class of the corresponding Acquired Fund computed on the Valuation Date, using the valuation procedures set forth in Section 2.1 of this Reorganization Agreement.

2.3        SHARES TO BE ISSUED.

(a) The number of full and fractional Investor Class shares to be issued by an Acquiring Fund in exchange for the net assets of the corresponding Acquired Fund attributable to the Investor Class of the Acquired Fund shall be equal to the number of full and fractional Investor Class shares of the Acquired Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Investor Class shareholder of the corresponding Acquired Fund will receive the number of full and fractional shares of Investor Class shares of the Acquiring Fund equal to the number of full and fractional Investor Class shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

(b) The number of full and fractional Institutional Class shares to be issued by an Acquiring Fund in exchange for the net assets of the corresponding Acquired Fund attributable to the Institutional Class of the Acquired Fund shall be equal to the number of full and fractional Institutional Class shares of the Acquired Fund issued and outstanding on the Valuation Date, calculated to the third decimal place after the decimal point. Each Institutional Class shareholder of the corresponding Acquired Fund will receive the number of full and fractional shares of Institutional Class shares of the Acquiring Fund equal to the number of full and fractional Institutional Class shares of the Acquired Fund held by that shareholder immediately prior to the Reorganization, calculated to the third decimal place after the decimal point.

2.4       EFFECT OF SUSPENSION IN TRADING. The Valuation Date and Closing Date (as defined in Section 3.1 of this Reorganization Agreement) shall be postponed, if on the Valuation Date, either:

(a) the NYSE or another primary exchange on which the portfolio securities of the Acquiring Funds or the Acquired Funds are purchased or sold, shall be closed to trading or trading on such exchange shall be restricted; or

(b) trading or the reporting of trading on the NYSE or elsewhere shall be disrupted so that accurate appraisal of the value of the net assets of the Acquiring Funds or the Acquired Funds is impracticable as mutually agreed upon by the parties.

The postponement shall continue until the first business day after the day when trading is fully resumed and reporting is restored.

2.5       DETERMINATION OF VALUE. All computations of value shall be made by ALPS Fund Services, Inc. (“ALPS”), the Acquired Funds’ administrator, in accordance with its regular practice in pricing the shares and assets of each Selling Fund and confirmed by Ultimus Fund Solutions, LLC (“Ultimus”), the Acquiring Funds’ accounting agent. In the case of differences in valuation, the parties shall discuss in good faith to resolve on the Closing Date.

ARTICLE III
CLOSING AND CLOSING DATE

3.1       CLOSING DATE. The Closing shall occur on [DATE], 2023 or such other date as the parties may agree in writing (“Closing Date”). Unless otherwise provided, all acts taking place at the Closing shall be deemed to take place immediately after the close of regular trading on the NYSE on the Valuation Date. The Closing shall be held immediately after the close of regular trading on the NYSE on the Closing Date at the offices of [TO BE DETERMINED] in [CITY, STATE] or at such other time and/or place as the parties may agree.

3.2       CUSTODIAN’S CERTIFICATE. The Acquired Funds shall cause Brown Brothers Harriman & Co., as custodian for each Acquired Fund (“Custodian”), to deliver to the Acquiring Funds at the Closing a certificate of an authorized officer stating that (a) each Acquired Fund’s portfolio securities, cash, and any other assets shall have been delivered in proper form to the Acquiring Fund on the Closing Date; and (b) all necessary taxes including all applicable U.S. federal and state stock transfer stamps, if any, shall have been paid, or provision for payment shall have been made, in conjunction with the delivery of portfolio securities by the Acquired Fund. Each Acquired Fund’s portfolio securities represented by a certificate or other written instrument shall be presented by the Custodian for the Acquired Funds to the custodian for the Acquiring Funds for examination no later than five (5) business days preceding the Closing Date and transferred and delivered by the Acquired Funds as of the Closing Date for the account of the corresponding Acquiring Fund, duly endorsed in proper form for the transfer in such condition as to constitute good delivery thereof.

3.3       TRANSFER AGENT’S CERTIFICATE. The Selling Funds shall cause ALPS, as transfer agent for the Acquired Funds (“Acquired Fund Transfer Agent”), to deliver to the Acquiring Funds at the Closing a certificate of an authorized officer stating that its records contain the names and addresses of the corresponding Acquired Fund Shareholders, and the number, class and percentage ownership of outstanding shares owned by each such shareholder immediately prior to the Closing. The Acquiring Funds shall issue and deliver or cause Ultimus, its transfer agent, to issue and deliver to the Secretary of the Selling Trust at the Closing (a) a certificate as to the opening of accounts in the Acquired Fund Shareholders’ names on the Acquiring Fund’s share transfer books; and (b) a confirmation evidencing the Acquiring Fund Shares to be credited at the Closing or provide evidence satisfactory to the corresponding Acquired Fund that such Acquiring Fund Shares have been credited to the corresponding Acquired Fund’s account on the books of the Acquiring Fund.

3.4       DELIVERY OF ADDITIONAL ITEMS. At the Closing, each party shall deliver to the other such bills of sale, checks, assignments, share certificates, receipts and other documents, if any, as such other party or its counsel may reasonably request to effect the transactions contemplated by this Reorganization Agreement.

ARTICLE IV
REPRESENTATIONS AND WARRANTIES

4.1       REPRESENTATIONS OF THE ACQUIRED FUNDS. The Selling Trust, on behalf of each Acquired Fund, represents and warrants to the corresponding Acquiring Fund as follows:

(a)        The Selling Trust is a statutory trust duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)        The Acquired Fund is a separate series of the Selling Trust duly established in accordance with the applicable provisions of the Selling Trust’s Declaration of Trust, as amended.

(c)        The Selling Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)        The Acquired Fund is not, and the execution, delivery, and performance of this Reorganization Agreement (subject to shareholder approval) will not result, in a conflict with or a material violation of any provision of the Selling Trust’s Declaration of Trust or By-Laws (collectively, the “Selling Trust Governing Documents”) or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquired Fund is a party or by which it is bound.

(e)        Except for conversion fees, if any, that may be paid to the Acquired Fund Transfer Agent and the Acquired Fund’s Custodian in connection with the Reorganization or as otherwise disclosed in writing to and accepted by the Acquiring Fund, the Acquired Fund has no material contracts or other commitments (other than this Reorganization Agreement) that will be terminated with liability to the Acquired Fund before the Closing Date, except for liabilities, if any, to be discharged as provided in Section 1.3 of this Reorganization Agreement.

(f)        No litigation, administrative proceeding, or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquired Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business, or the ability of the Acquired Fund to carry out the transactions contemplated by this Reorganization Agreement. The Acquired Fund knows of no facts that might form a reasonable basis for the institution of such proceedings and is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transactions contemplated herein.

(g)        Financial Statements.

(1)       The annual financial statements of the Acquired Fund for the most recently ended fiscal year were prepared in accordance with generally accepted accounting principles and were audited by an independent registered public accounting firm, and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(2)       The semi-annual financial statements of the Acquired Fund for the most recently ended semi-annual fiscal period ended were prepared in accordance with generally accepted accounting principles and such statements (copies of which have been furnished to the Acquiring Fund) fairly reflect the financial condition of the Acquired Fund as of such period, and there are no known contingent liabilities of the Acquired Fund as of such date that are not disclosed in such statements.

(h)        Since the date of the financial statements referred to in subsection (g) above, there have been no material adverse changes in the Acquired Fund’s financial condition, assets, liabilities or business (other than changes occurring in the ordinary course of business) and there are no known contingent liabilities of the Acquired Fund arising after such date, except as otherwise disclosed in writing to and accepted by the Acquiring Fund. For the purposes of this subsection (h), distributions of net investment income and net realized capital gains, changes in portfolio securities, a decline in the NAV of the Acquired Fund, or net redemptions shall not constitute a material adverse change.

(i)        All U.S. federal, state, local and other tax returns and reports of the Acquired Fund required by law to have been filed by it (taking into account permitted extensions for filing) have been timely filed and are correct in all material respects. All U.S. federal, state, local and other taxes required to have been paid (whether shown on any such return or report) have been paid, or provision shall have been made for the payment thereof and any such unpaid taxes are properly reflected on the financial statements referred to in subsection (g) above. To the best of the Acquired Fund’s knowledge, no tax authority is currently auditing or preparing to audit the Acquired Fund, and no assessment for taxes, interest, additions to tax, or penalty has been (i) asserted against the Acquired Fund or (ii) threatened against the Acquired Fund in writing, or to the knowledge of the Acquired Fund, other than in writing.

(j)        All issued and outstanding shares of the Acquired Fund are validly issued and fully paid and non-assessable purchasers of the shares will not have any obligation to make payments to the registrant or its creditors (other than the purchase price for the shares) or contributions to the registrant or its creditors solely by reason of the purchasers’ ownership of the shares by the Acquired Fund. All the issued and outstanding shares of the Acquired Fund will, at the time of the Closing, be held by the persons and in the amounts set forth in the records of the Acquired Fund Transfer Agent as provided in Section 3.3 of this Reorganization Agreement. The Acquired Fund has no outstanding options, warrants, or other rights to subscribe for or purchase any shares of the Acquired Fund and has no outstanding securities convertible into shares of the Acquired Fund.

(k)        At the time of the Closing, the Acquired Fund will have good and marketable title to the Acquired Fund’s assets to be transferred to the Acquiring Fund pursuant to Section 1.2 of this Reorganization Agreement, and full right, power, and authority to sell, assign, transfer, and deliver such assets, and, upon delivery and payment for such assets, the Acquiring Fund will acquire good and marketable title thereto, subject to no other restrictions on the full transfer thereof, including such restrictions as might arise under the Securities Act of 1933, as amended (“1933 Act”), except those restrictions as to which the Acquiring Fund has received notice and necessary documentation at or prior to the Closing.

(l)        Other than approval by the Selling Fund Shareholders, the execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Selling Fund and the Selling Trust’s Board of Trustees. Subject to approval by the Acquired Fund Shareholders, this Reorganization Agreement constitutes a valid and binding obligation of the Acquired Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(m)      The information to be furnished by the Acquired Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with applicable U.S. federal securities and other laws and regulations.

(n)       The current prospectus and statement of additional information of the Acquired Fund conform, in all material respects, to the applicable requirements of the 1933 Act, and the 1940 Act and the rules and regulations thereunder and do not include, with respect to the Selling Trust or the Acquired Fund, any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(o)       From the effective date of the Registration Statement (as defined in Section 5.7 of this Reorganization Agreement), through the time of the meeting of the Acquired Fund Shareholders (“Acquired Fund Meeting”) and on the Closing Date, any written information furnished by the Acquired Fund for use in the Proxy Materials (as defined in Section 5.7 of this Reorganization Agreement), or any other materials provided in connection with the Reorganization, does not and will not contain any untrue statement of a material fact or omit to state a material fact required to be stated or necessary to make the statements, in light of the circumstances under which such statements were made, not materially misleading.

(p)       For each taxable year of its operations ending prior to the Closing Date, the Acquired Fund (i) has had in effect an election to qualify as, and has qualified, as a “regulated investment company” under Subchapter M of the Code (“RIC”), (ii) has been eligible to and has computed its U.S. federal income tax under Section 852 of the Code, (iii) has been treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code. The Acquired Fund has no earnings and profits accumulated in any taxable year to which the provisions of Subchapter M of the Code (or the corresponding provision of prior law) did not apply to it. The Acquired Fund meets all applicable requirements for qualification as a RIC as of the Closing Date. The Acquired Fund has not at any time since its inception been liable for, and is not now liable for, any material income or excise tax pursuant to Section 852 or 4982 of the Code that remains unpaid.

(q)       No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the Securities Exchange Act of 1934, as amended (“1934 Act”), the 1940 Act or Delaware state law, as applicable, for the execution of this Reorganization Agreement by the Selling Trust on behalf of the Acquired Fund, except for the effectiveness of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), the Selling Trust’s filing with the Commission of a proxy statement on Schedule 14A, and the filing of any documents that may be required under Delaware state law and except for such other consents, approvals, authorizations and filings as have been made or received and such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date, it being understood, however, that this Reorganization Agreement and the transactions contemplated herein must be approved by the shareholders of the Acquired Fund as described in Section 5.2 of this Reorganization Agreement.

(r)       The Selling Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Selling Trust.

4.2       REPRESENTATIONS OF THE ACQUIRING FUNDS. The Acquiring Trust, on behalf of each Acquiring Fund, represents and warrants to the corresponding Acquired Fund as follows:

(a)       The Acquiring Trust is a statutory trust, duly organized, validly existing and in good standing under the laws of the State of Delaware.

(b)       The Acquiring Fund is a separate series of the Acquiring Trust duly authorized in accordance with the applicable provisions of the Acquiring Trust’s Agreement and Declaration of Trust.

(c)       The Acquiring Trust is registered as an open-end management investment company under the 1940 Act, and such registration has not been revoked or rescinded and is in full force and effect.

(d)       The Acquiring Fund was formed solely for the purpose of effecting the Reorganization, has not commenced operations or engaged in any business and will not do so until after the Closing and, except with respect to the consideration received in exchange for the issuance of the Initial Shares, has not owned any assets and will not own any assets prior to the Closing. There shall be no issued and outstanding shares of the Acquiring Fund prior to the Closing Date other than the Initial Shares issued to the Sole Shareholder in association with the organization of the Acquiring Fund. The Acquiring Fund will redeem and cancel such Initial Shares immediately prior to the Closing in exchange for an amount equal to the consideration received by the Acquiring Fund for such Initial Shares so that the Acquiring Fund will own no assets at the time of the Closing.

(e)       The Acquiring Fund is not, and the execution, delivery and performance of this Reorganization Agreement will not result, in a violation of the Acquiring Trust’s Amended Agreement and Declaration of Trust or By-Laws, as revised, or of any material agreement, indenture, instrument, contract, lease, or other undertaking to which the Acquiring Fund is a party or by which it is bound.

(f)       No litigation, administrative proceeding or investigation of or before any court or governmental body is presently pending or to its knowledge threatened against the Acquiring Trust or the Acquiring Fund or any of its properties or assets, which, if adversely determined, would materially and adversely affect its financial condition, the conduct of its business or the ability of the Acquiring Trust or the Acquiring Fund to carry out the transactions contemplated by this Reorganization Agreement. Neither the Acquiring Trust nor the Acquiring Fund knows of any facts that might form a reasonable basis for the institution of such proceedings and it is not a party to or subject to the provisions of any order, decree, or judgment of any court or governmental body that materially and adversely affects its business or its ability to consummate the transaction contemplated herein.

(g)       The execution, delivery and performance of this Reorganization Agreement have been duly authorized by all necessary action on the part of the Acquiring Fund and the Acquiring Trust’s Board of Trustees, and this Reorganization Agreement constitutes a valid and binding obligation of the Acquiring Fund, enforceable in accordance with its terms, subject as to enforcement, bankruptcy, insolvency, reorganization, moratorium, and other laws relating to or affecting creditors’ rights and to general equity principles.

(h)       The Acquiring Fund Shares to be issued and delivered to the Acquired Fund for the account of the Acquired Fund Shareholders pursuant to the terms of this Reorganization Agreement will, at the Closing Date, have been duly authorized and will, after taking into account the redemption and cancellation of the Initial Shares, constitute all the issued and outstanding shares of the Acquiring Fund as of the Closing Date. When so issued and delivered, such shares will be duly and validly issued shares of the Acquiring Fund and will be fully paid and non-assessable. The Acquiring Fund has no outstanding options, warrants or other rights to subscribe for or purchase any shares of the Acquiring Fund, and has no outstanding securities convertible into shares of the Acquiring Fund.

(i)        The information to be furnished by the Acquiring Fund for use in no-action letters, applications for orders, registration statements, proxy materials, and other documents that may be necessary in connection with the transactions contemplated herein shall be accurate and complete in all material respects and shall comply in all material respects with U.S. federal securities and other laws and regulations.

(j)        The prospectus and statement of additional information of the Acquiring Fund filed as part of the Acquiring Trust’s Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement), which will become effective prior to the Closing Date, conform, and as of the effective date of the Post-Effective Amendment will conform, in all material respects, to the applicable requirements of the 1933 Act and the 1940 Act and the rules and regulations thereunder and do not, and as of the effective date of the Post-Effective Amendment will not, with respect to the Acquiring Trust or the Acquiring Fund, include any untrue statement of a material fact or omit to state any material fact required to be stated or necessary to make the statements therein, in light of the circumstances under which they were made, not materially misleading.

(k)       The Acquiring Fund (i) will elect or maintain an election to be a RIC, will qualify for the tax treatment afforded RICs under the Code for its taxable year that includes the Closing Date, and intends to continue to qualify for such treatment for its subsequent taxable years, (ii) will be eligible to compute its U.S. federal income tax under Section 852 of the Code for the taxable year that includes the Closing Date, and (iii) will be treated as a separate corporation for U.S. federal income tax purposes pursuant to Section 851(g) of the Code for the taxable year that includes the Closing Date.

(l)        No governmental consents, approvals, authorizations or filings are required under the 1933 Act, the 1934 Act, the 1940 Act or Delaware law for the execution of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, or the performance of this Reorganization Agreement by the Acquiring Trust, for itself and on behalf of the Acquiring Fund, except for the effectiveness of the Post-Effective Amendment (as defined in Section 8.6 of this Reorganization Agreement, and the filing of any documents that may be required under the laws of the Delaware and except for such other consents, approvals, authorizations and filings as have been made or received and except for such consents, approvals, authorizations and filings as may be required subsequent to the Closing Date.

(m)      The Acquiring Fund agrees to use all reasonable efforts to obtain the approvals and authorizations required by the 1933 Act, the 1940 Act, and any state securities laws as it may deem appropriate to continue its operations after the Closing Date.

(n)       The Acquiring Trust’s Board of Trustees satisfies the fund governance standards defined in Rule 0-1(a)(7) under the 1940 Act as they currently apply to the Acquiring Trust.

4.3       REPRESENTATIONS OF THE ACQUIRING FUNDS AND THE ACQUIRED FUNDS. Each of the Acquiring Trust and the Selling Trust, on behalf of the Acquiring Funds and Acquired Funds, respectively, represents and warrants to the other, as follows:

(a)       To the knowledge of the Acquiring Trust or the Selling Trust, as applicable, no expenses incurred by an Acquired Fund or on its behalf, in connection with its Reorganization will be paid or assumed by the Acquiring Fund, the Adviser, or any other third party, unless those expenses are solely and directly related to the Reorganization (determined in accordance with the guidelines set forth in Rev. Rul. 73-54, 1973-1 C.B. 187) (“Reorganization Expenses”), and no cash or property other than the Acquiring Fund Shares will be transferred to the Acquired Fund or any of its shareholders with the intention that it be used to pay any expenses (even Reorganization Expenses) thereof.

(b)       To the knowledge of the Acquiring Trust and the Selling Trust, the Acquired Funds’ Shareholders will be responsible for their own expenses (such as fees of personal investment or tax advisers for advice regarding the Reorganization), if any, incurred in connection with the Reorganization.

ARTICLE V
COVENANTS OF ACQUIRING FUNDS AND Acquired FUNDs

5.1       OPERATION IN ORDINARY COURSE.

(a) Subject to Section 1.2 of this Reorganization Agreement, each Acquired Fund will operate its business in the ordinary course of business between the date of this Reorganization Agreement and the Closing Date, it being understood that such ordinary course of business will include customary dividends and distributions, any other distribution necessary or desirable to avoid U.S. federal income or excise taxes, and shareholder purchases and redemptions. Each Acquiring Fund shall not conduct any business prior to the Closing Date, other than such activity as is necessary to consummate the transactions contemplated by this Reorganization Agreement. No party shall take any action that would, or reasonably would be expected to, result in any of its representations and warranties set forth in this Reorganization Agreement being or becoming untrue in any material respect.

5.2       SHAREHOLDER APPROVAL. Each Acquired Fund will call a special Acquired Fund Meeting to consider and act upon this Reorganization Agreement (or transactions contemplated thereby) and to take all other appropriate action necessary to obtain approval of the transactions contemplated herein.

5.3       INVESTMENT REPRESENTATION. Each Acquired Fund covenants that the Acquiring Fund Shares to be issued pursuant to this Reorganization Agreement are not being acquired for the purpose of making any distribution, other than in connection with the Reorganization and in accordance with the terms of this Reorganization Agreement.

5.4       ADDITIONAL INFORMATION; COOPERATION. Each Acquired Fund will assist the corresponding Acquiring Fund in obtaining such information as the Acquiring Fund reasonably requests concerning the beneficial ownership of the Acquired Fund’s shares as permitted by shareholder account registrations. The Selling Trust and the Acquiring Trust will provide each other and their respective representatives with such reasonable cooperation, assistance, and information as either of them reasonably may request of the other in filing any tax return, amended return or claim for refund, determining a liability for Taxes, or in determining the financial reporting of any tax position, or a right to a refund of taxes or participating in or conducting any audit or other proceeding in respect of taxes.

5.5       FURTHER ACTION. Subject to the provisions of this Reorganization Agreement, each Fund will take or cause to be taken, all action, and do or cause to be done, all things reasonably necessary, proper or advisable to consummate and make effective the transactions contemplated by this Reorganization Agreement, including any actions required to be taken after the Closing Date. In particular, each Acquired Fund covenants that it will, as and when reasonably requested by the corresponding Acquiring Fund, execute and deliver or cause to be executed and delivered all such assignments and other instruments and will take or cause to be taken such further action as the Acquiring Fund may reasonably deem necessary or desirable in order to vest in and confirm the Acquiring Fund’s title to and possession of all the Acquired Fund’s assets and otherwise to carry out the intent and purpose of this Reorganization Agreement.

5.6       STATEMENT OF EARNINGS AND PROFITS. As promptly as practicable, but in any case within sixty (60) days after the Closing Date, the Selling Trust shall furnish the corresponding Acquiring Fund, in such form as is reasonably satisfactory to the Acquiring Fund and which will be certified by the Selling Trust’s Treasurer, a statement of the earnings and profits of each Acquired Fund for U.S. federal income tax purposes, as well as any net operating loss carryovers and capital loss carryovers, that will be carried over to the Acquiring Fund as a result of Section 381 of the Code.

5.7       PREPARATION OF PROXY STATEMENT AND PROXY MATERIALS. The Selling Trust will prepare and file, or shall have prepared and filed, with the Securities and Exchange Commission (“Commission”) a proxy statement on Schedule 14A relating to the Acquiring Fund Shares to be issued to the Acquired Fund Shareholders (“Proxy Statement”). The Proxy Statement shall be in compliance, in all material respects, with the 1933 Act, the 1934 Act, and the 1940 Act, as applicable. Each party will provide the other party with the materials and information necessary to prepare the Proxy Statement and related materials (“Proxy Materials”), for inclusion therein, in connection with the Acquired Fund Meeting to consider the approval of this Reorganization Agreement and the transactions contemplated herein.

5.8       REPORTING RESPONSIBILITY. Any reporting responsibility of an Acquired Fund, including, without limitation, the responsibility for filing of regulatory reports, tax returns or other documents with the Commission, any state securities commission, and any U.S. federal, state or local tax authorities or any other relevant authority, is and shall remain the responsibility of the Acquired Fund.

5.9       TAX STATUS OF REORGANIZATIONS. The parties intend that each Reorganization will qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. None of the Selling Trust, each Acquired Fund, the Acquiring Trust or the corresponding Acquiring Fund shall (either before or after the Closing Date) take any action or cause any action to be taken (including, without limitation the filing of any tax return) that is inconsistent with such treatment or that results in the failure of the Reorganization to qualify as a reorganization within the meaning of Section 368(a)(1)(F) of the Code. At or prior to the Closing Date, the parties to this Reorganization Agreement will take such reasonable action, or cause such action to be taken, as is reasonably necessary to enable Thompson Hine LLP to render the tax opinion contemplated in this Reorganization Agreement.

5.10      [Reserved]

5.11      STATEMENT OF ASSETS AND LIABILITIES. Each Acquired Fund shall, as soon as is reasonably practicable after the Closing Date, deliver to the corresponding Acquiring Fund a statement of the Acquired Fund’s assets and liabilities, together with a list of the Acquired Fund’s portfolio securities showing the tax basis of such securities by lot and the holding periods of such securities, as of the Closing Date, certified by the Treasurer or Assistant Treasurer of the Selling Trust.

5.12      CONFIDENTIALITY.

(a)       The Acquiring Trust, each Acquiring Fund, the Selling Trust, each Acquired Fund, and the Adviser ("Protected Persons") will hold, and will cause their board members, officers, employees, representatives, agents and affiliates to hold, in strict confidence, and not disclose to any other person, and not use in any way except in connection with the transactions herein contemplated, without the prior written consent of the other Protected Persons, all non-public, confidential or proprietary information obtained from the other Protected Persons in connection with the transactions contemplated by this Reorganization Agreement, except such information may be disclosed (i) to governmental or regulatory bodies, and, where necessary, to any other person in connection with the obtaining of consents or waivers as contemplated by this Reorganization Agreement; (ii) if required by court order or decree or applicable law; (iii) if it is publicly available through no act or failure to act of such party; (iv) if it was already known to such party on a non-confidential basis on the date of receipt; (v) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (vi) if it is otherwise expressly provided for herein.

(b)       In the event of a termination of this Reorganization Agreement, the Protected Persons agree that they along with their board members, employees, representatives, agents and affiliates shall, and shall cause their affiliates to, except with the prior written consent of the other Protected Persons, keep secret and retain in strict confidence, and not use for the benefit of itself or themselves, nor disclose to any other persons, any and all non-public, confidential or proprietary information relating to the other Protected Persons and their related parties and affiliates, whether obtained through their due diligence investigation, this Reorganization Agreement or otherwise, except such information may be disclosed (i) if required by court order or decree or applicable law; (ii) if it is publicly available through no act or failure to act of such party; (iii) if it was already known to such party on a non-confidential basis on the date of receipt; (iv) during the course of or in connection with any litigation, government investigation, arbitration, or other proceedings based upon or in connection with the subject matter of this Reorganization Agreement, including, without limitation, the failure of the transactions contemplated hereby to be consummated; or (v) if it is otherwise expressly provided for herein.

ARTICLE VI
CONDITION PRECEDENT TO OBLIGATIONS OF EACH Acquired FUND

The obligations of each Acquired Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

6.1       All representations, covenants, and warranties of the Acquiring Trust and the corresponding Acquiring Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The corresponding Acquiring Fund shall have delivered to the Acquired Fund a certificate executed in the Acquiring Fund’s name by the Acquiring Trust’s President and its Treasurer, in form and substance satisfactory to the Acquired Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquired Fund shall reasonably request.

6.2       The corresponding Acquiring Fund shall have performed and complied, in all material respects, with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquiring Fund prior to or at the Closing.

6.3       The Acquiring Trust, on behalf of the corresponding Acquiring Fund, shall have executed and delivered to the Selling Trust an Assumption of Liabilities dated as of the Closing Date pursuant to which the Acquiring Fund will assume all of the Assumed Liabilities of the Acquired Fund not discharged prior to the Closing Date in accordance with Section 1.3 of this Reorganization Agreement.

6.4       The Acquired Fund shall have received on the Closing Date an opinion from Thompson Hine LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquired Fund substantially to the effect that:

(a)       The Acquiring Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Amended Agreement and Declaration of Trust to carry on its business as an open-end investment company. The Acquiring Fund has been established as a separate series of the Trust under the Amended Agreement and Declaration of Trust.

(b)       The Acquiring Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)       Assuming that the consideration of not less than NAV has been paid, the corresponding Acquiring Fund Shares to be issued and delivered to the Acquired Fund on behalf of the Acquired Fund Shareholders, as provided by this Reorganization Agreement, are duly authorized and upon such delivery will be legally issued and outstanding and fully paid and non-assessable, and no shareholder of the Acquiring Fund has any preemptive rights with respect to Acquiring Fund Shares.

(d)       Each of the Registration Statement and Post-Effective Amendment is effective and to such counsel’s knowledge, no stop order under the 1933 Act pertaining thereto has been issued, and to the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(e)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquiring Fund of the transactions contemplated herein, except as have been obtained.

(f)       The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Acquiring Trust’s Amended and Restated Declaration of Trust or Code of Regulations.

(g)       This Reorganization Agreement has been duly authorized, executed and delivered by the Acquiring Trust on behalf of the corresponding Acquiring Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Selling Trust, on behalf of the Acquired Fund, is a valid and binding obligation of the Acquiring Trust on behalf of the Acquiring Fund enforceable against the Acquiring Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Thompson Hine LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Thompson Hine LLP and local counsel may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

ARTICLE VII
CONDITIONS PRECEDENT TO OBLIGATIONS OF EACH ACQUIRING FUND

The obligations of each Acquiring Fund to consummate the transactions provided for herein shall be subject to the fulfillment or waiver of the following conditions:

7.1       All representations, covenants, and warranties of the Selling Trust and the corresponding Acquired Fund contained in this Reorganization Agreement shall be true and correct in all material respects as of the date hereof and as of the Closing Date, with the same force and effect as if made on and as of the Closing Date. The corresponding Acquired Fund shall have delivered to the Acquiring Fund on the Closing Date a certificate executed in the Acquired Fund’s name by the Selling Trust’s President and Treasurer or Assistant Treasurer, in form and substance satisfactory to the Acquiring Fund and dated as of the Closing Date, to such effect and as to such other matters as the Acquiring Fund shall reasonably request.

7.2       The corresponding Acquired Fund shall have performed and complied in all material respects with all terms, conditions, covenants, obligations, agreements and restrictions required by this Reorganization Agreement to be performed or complied with by the Acquired Fund prior to or at the Closing.

7.3       The Acquiring Fund shall have received on the Closing Date an opinion from Davis Graham & Stubbs LLP, dated as of the Closing Date, in a form reasonably satisfactory to the Acquiring Fund substantially to the effect that:

(a)       The Selling Trust has been formed as a statutory trust and is existing under the laws of the State of Delaware and, as far as counsel’s knowledge, has the power as a statutory trust under its Declaration of Trust, to carry on its business as an open-end investment company. The corresponding Acquired Fund has been established as a separate series of the Selling Trust under the Declaration of Trust.

(b)       The Selling Trust is registered as an investment company under the 1940 Act, and, to such counsel’s knowledge, such registration under the 1940 Act is in full force and effect.

(c)       To the knowledge of such counsel, no consent, approval, authorization or order of any court or governmental authority of the United States or the State of Delaware is required for consummation by the Acquired Fund of the transactions contemplated herein, except as have been obtained.

(d)       The execution and delivery of this Reorganization Agreement did not, and the consummation of the transactions contemplated herein will not, result in a violation of the Selling Trust’s Declaration of Trust, as amended (assuming approval of the Acquired Funds Shareholders has been obtained) or its By-Laws.

(e)       This Reorganization Agreement has been duly authorized, executed and, so far as known to such counsel, delivered by the Selling Trust on behalf of the Acquired Fund and, assuming due authorization, execution and delivery of this Reorganization Agreement by the Acquiring Trust on behalf of the Acquiring Fund, is a valid and binding obligation of the Selling Trust on behalf of the Acquired Fund enforceable against the Selling Trust on behalf of the Acquired Fund in accordance with its terms, subject as to enforcement to bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium and other laws relating to or affecting creditors’ rights generally and to general equity principles.

In rendering its opinion, Davis Graham  & Stubbs LLP may rely on local state counsel. Such opinion shall be based on customary assumptions and such representations as Davis Graham & Stubbs LLP and local counsel may reasonably request of the Funds, and the Acquired Fund and the Acquiring Fund will cooperate to make and certify the accuracy of such representations.

7.4       Each Acquired Fund will, within five (5) business days prior to the Closing Date, as such term is defined in Section 3.1 of this Reorganization Agreement, furnish the corresponding Acquiring Fund with a list of the Acquired Fund’s portfolio securities and other investments.

ARTICLE VIII
FURTHER CONDITIONS PRECEDENT

The obligations of each Fund shall also be subject to the fulfillment of the following conditions (or waiver by the affected parties, except for Section 8.1 and Section 8.7 of this Reorganization Agreement):

8.1       This Reorganization Agreement and the transactions contemplated herein, with respect to each Acquired Fund, shall have been approved by the requisite vote of the holders of the outstanding shares of the Acquired Fund in accordance with applicable law and the provisions of the Selling Trust Governing Documents. Notwithstanding anything herein to the contrary, neither Fund may waive the conditions set forth in this Section 8.1 of this Reorganization Agreement.

8.2       This Reorganization Agreement and the transactions contemplated herein shall have been approved by the Board of Trustees of the Acquiring Trust and the Board of Trustees of the Selling Trust, each in accordance with Rule 17a-8 under the 1940 Act, and each Fund shall have delivered to the other a copy of the resolutions approving this Reorganization Agreement adopted by its Board, certified by its Secretary or equivalent officer.

8.3       The Acquiring Trust, on behalf of and with respect to each Acquiring Fund, shall have entered into or adopted any and all agreements necessary for the Acquiring Fund’s operation as a series of an open-end investment company.

8.4       On the Closing Date, the Commission shall not have issued an unfavorable report under Section 25(b) of the 1940 Act, or instituted any proceeding seeking to enjoin the consummation of the transactions contemplated by this Reorganization Agreement under Section 25(c) of the 1940 Act. Furthermore, no action, suit or other proceeding shall be threatened or pending before any court or governmental agency in which it is sought to restrain or prohibit or obtain damages or other relief in connection with this Reorganization Agreement or the transactions contemplated herein.

8.5       All required consents of other parties and all other consents, orders, and permits of U.S. federal, state and local regulatory authorities (including those of the Commission and of state securities authorities, including any necessary “no-action” positions and exemptive orders from such U.S. federal and state authorities) to permit consummation of the transactions contemplated herein shall have been obtained.

8.6       The post-effective amendment to the Acquiring Trust’s registration statement on Form N-1A relating to each Acquiring Fund Shares under the 1933 Act and the 1940 Act, as applicable (“Post-Effective Amendment”), shall have become effective, and any additional post-effective amendments to any such registration statement as are determined by the Trustees of the Acquiring Trust to be necessary and appropriate shall have been filed with the Commission and shall have become effective; and no stop order suspending the effectiveness of such registration statement shall have been issued. To the best knowledge of the parties to this Reorganization Agreement, no investigation or proceeding for these purposes shall have been instituted or be pending, threatened or contemplated under the 1933 Act.

8.7       The Funds shall have received an opinion of Thompson Hine LLP, addressed to the Acquiring Trust, the Selling Trust, and their Boards of Trustees, respectively, substantially to the effect that with respect to each Reorganization for U.S. federal income tax purposes:

(a)       The transfer of all of each Acquired Fund’s assets to the corresponding Acquiring Fund in exchange solely for Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the Acquired Fund followed by the pro rata distribution, by class, by the Acquired Fund of all the Acquiring Fund Shares to the corresponding Acquired Fund Shareholders in complete liquidation of the Acquired Fund will constitute a “reorganization” within the meaning of Section 368(a)(1)(F) of the Code and the Acquiring Fund and the Acquired Fund will each be a “party to a reorganization,” within the meaning of Section 368(b) of the Code, with respect to the Reorganization.

(b)       Under Section 1032(a) of the Code, no gain or loss will be recognized by an Acquiring Fund upon the receipt of all the assets of the corresponding Acquired Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund.

(c)       Under Sections 361 and 357(a) of the Code, no gain or loss will be recognized by an Acquired Fund upon the transfer of all the Acquired Fund’s assets to the corresponding Acquiring Fund solely in exchange for the Acquiring Fund Shares and the assumption by the Acquiring Fund of all the liabilities of the corresponding Acquired Fund or upon the distribution (whether actual or constructive) of the Acquiring Fund Shares to the Acquired Fund Shareholders solely in exchange for such shareholders’ shares of the Acquired Fund in complete liquidation of the Acquired Fund.

(d)       Under Section 354(a)(1) of the Code, no gain or loss will be recognized by the shareholders of an Acquired Fund upon the exchange of their Acquired Fund shares solely for Acquiring Fund Shares in complete liquidation of the Acquired Fund pursuant to a Reorganization.

(e)       Under Section 358(a)(1) of the Code, the aggregate adjusted basis of the Acquiring Fund Shares received by each Acquired Fund Shareholder pursuant to a Reorganization will be the same as the aggregate adjusted basis of the Acquired Fund shares exchanged therefor by such shareholder.

(f)       Under Section 1223(1) of the Code, the holding period of the Acquiring Fund Shares received by each Acquired Fund Shareholder will include the period during which the Acquired Fund shares exchanged therefor were held by such shareholder, provided such Acquired Fund shares are held as capital assets at the time of the Reorganization.

(g)       Under Section 362(b) of the Code, the adjusted basis of each of the assets of an Acquired Fund that is transferred to the corresponding Acquiring Fund will be the same as the adjusted basis of such assets to the Acquired Fund immediately before the Reorganization.

(h)       Under Section 1223(2) of the Code, the holding period of the assets of the Acquired Fund in the hands of the corresponding Acquiring Fund will include the period during which those assets were held by the Acquired Fund (except where the Acquiring Fund’s investment activities have the effect of reducing or eliminating an asset’s holding period).

(i)       The Acquiring Fund will succeed to and take into account the items of the corresponding Acquired Fund described in Section 381(c) of the Code, subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the Treasury Regulations thereunder. In particular, under Treasury Regulations § 1.381(b)-1(a)(2), the Acquiring Fund will be treated for purposes of section 381 of the Code just as the corresponding Acquired Fund would have been treated if there had been no Reorganization, the tax attributes of the Acquired Fund enumerated in Section 381(c) of the Code shall be taken into account by the Acquiring Fund as if there had been no Reorganization, and the taxable year of the Acquired Fund will not end on the date of the Reorganization merely because of the closing of the Reorganization.

No opinion will be expressed as to (1) the effect of a Reorganization on an Acquired Fund or the corresponding Acquiring Fund with respect to any stock held in a passive foreign investment company as defined in Section 1297(a) of the Code; (2) the effect of the Reorganization on any transferred asset as to which any unrealized gain or loss is required to be recognized under U.S. federal income tax principles upon the transfer of such asset regardless of whether such transfer would otherwise be a non-recognition transaction; (3) whether either an Acquired Fund or Acquiring Fund qualifies or will qualify as a regulated investment company; (4) the federal income tax consequences of the payment of Reorganization Expenses by the Adviser, except in relation to the qualification of the Reorganization as a reorganization under Section 368(a) of the Code; (5) whether any federal income tax will be imposed or required to be withheld under the Foreign Investment in Real Property Tax Act of 1980 with respect to any Acquired Fund shareholder that is a foreign person; (6) the effect of a Reorganization on an Acquired Fund with respect to any transferred asset as to which unrealized gain or loss is required to be recognized for federal income tax purposes under a mark-to-market system of accounting (including under Section 1256 of the Code); (7) the effect of the Reorganization on any shareholder of an Acquired Fund that is required to recognize unrealized gains or losses for federal income tax purposes under a mark-to-market system of accounting; (8) whether accrued market discount, if any, on any market discount bonds held by an Acquired Fund will be required to be recognized as ordinary income under Section 1276 of the Code as a result of the Reorganization; or (9) any other U.S. federal tax issues (except those set forth above) and all state, local or foreign tax issues of any kind.

Such opinion shall be based on customary assumptions and such representations as tax counsel may reasonably request of the Funds, and each Acquired Fund and the corresponding Acquiring Fund will cooperate to make and certify the accuracy of such representations. Notwithstanding anything herein to the contrary, neither the Acquiring Funds nor the Acquired Funds may waive the conditions set forth in this Section 8.7 of this Reorganization Agreement.

ARTICLE IX
EXPENSES

9.1       The Funds will pay no Reorganization Expenses. The Adviser will pay all Reorganization Expenses including, but not limited to: (a) expenses associated with the preparation and filing of the Registration Statements and Post-Effective Amendment and amendments thereto; (b) postage; (c) accounting fees; (d) legal fees incurred by each Fund, including fees to counsel of the Selling Trust and counsel to the Independent Trustees of the Selling Trust; (e) solicitation costs of the transaction; (f) expenses associated with special meetings, if any, of the Boards of Trustees of the Acquiring Trust and Selling Trust in connection with the Reorganizations; (g) run off insurance obtained by the Acquired Trust with respect to the Acquired Funds; and (h) other related administrative or operational costs (including, for example, brokerage commissions, transfer fees, transfer taxes, exchange fees, and securities registration fees). For avoidance of doubt, if a Reorganization is not consummated, the Adviser will bear full responsibility for payment of the Reorganization Expenses.

9.2       At the Closing, the Adviser shall pay the estimated costs of the Reorganizations pursuant to Section 9.1, and any remaining balance within thirty (30) days after the Closing.

9.3       Each party represents and warrants to the other that there is no person or entity entitled to receive any broker’s fees or similar fees or commission payments in connection with the transactions provided for herein.

9.4       Notwithstanding the foregoing, expenses will in any event be paid by the party directly incurring such expenses if and to the extent that the payment by another party of such expenses would result in the disqualification of an Acquired Fund or an Acquiring Fund, as the case may be, as a RIC.

ARTICLE X
ENTIRE AGREEMENT; SURVIVAL OF COVENANTS

10.1     The parties agree that no party has made to the other parties any representation, warranty and/or covenant not set forth herein, and that this Reorganization Agreement constitutes the entire agreement between and among the parties.

10.2     Except for the covenants set forth in Sections 1.4, 1.9, 5.5, 5.6, 5.10, 5.11, 5.12, 9.1, 9.2 and 10.2 of this Reorganization Agreement, the representations, warranties, and covenants contained in this Reorganization Agreement or in any document delivered pursuant to or in connection with this Reorganization Agreement shall not survive the consummation of the transactions contemplated hereunder.

ARTICLE XI
TERMINATION

11.1      This Reorganization Agreement may be terminated by the mutual agreement of the Acquiring Trust and the Selling Trust and such termination may be effected by the Presidents of the Acquiring Trust and the Selling Trust in writing without further action by their respective Boards of Trustees. In addition, either the Acquiring Trust or the Selling Trust may at its option terminate this Reorganization Agreement at or before the Closing Date due to:

(a)       a willful material breach by the other party of any representation, warranty, or agreement contained herein to be performed at or before the Closing Date, if not cured within thirty (30) days of written notice thereof to the breaching party and prior to the Closing Date;

(b)       a condition precedent to the obligations of the terminating party that has not been met and it reasonably appears that it will not or cannot be met; or

(c)       a determination by the Board of Trustees of the Acquiring Trust or the Board of Trustees of the Selling Trust that the consummation of the transactions contemplated herein is not in the best interests of the Acquiring Fund or Acquired Fund, respectively.

11.2      In the event of any such termination, in the absence of willful material default, there shall be no liability for damages on the part of the Acquiring Trust, the Acquiring Fund, the Selling Trust, the Acquired Fund, the Adviser, or their respective board members, members, shareholders and officers, but Section 9.1 shall continue to apply. In the event of willful material default, all remedies at law or in equity of the party adversely affected shall survive.

ARTICLE XII
AMENDMENTS

12.1      This Reorganization Agreement may be amended, modified, or supplemented in such manner as may be mutually agreed upon in writing by the officers of the Acquiring Trust and the Selling Trust as specifically authorized by their respective Boards of Trustees; provided, however, that following the Acquired Fund Meeting called by the Acquired Funds pursuant to Section 5.2 of this Reorganization Agreement, no such amendment may have the effect of changing the provisions hereof to the detriment of such shareholders without their further approval.

ARTICLE XIII
HEADINGS; COUNTERPARTS; GOVERNING LAW;
ASSIGNMENT; LIMITATION OF LIABILITY

13.1       The article and section headings contained in this Reorganization Agreement are for reference purposes only and shall not affect in any way the meaning or interpretation of this Reorganization Agreement.

13.2       This Reorganization Agreement may be executed in any number of counterparts, each of which shall be deemed an original.

13.3       This Reorganization Agreement shall be governed by and construed in accordance with the laws of Delaware, without regard to conflict of laws.

13.4       This Reorganization Agreement shall bind and inure to the benefit of the parties hereto and their respective successors and assigns, but, except as provided in this section, no assignment or transfer hereof or of any rights or obligations hereunder shall be made by any party without the written consent of the other parties. Nothing herein expressed or implied is intended or shall be construed to confer upon or give any person, firm, or corporation, other than the parties hereto and their respective successors and assigns, any rights or remedies under or by reason of this Reorganization Agreement.

13.5       It is expressly agreed that the obligations of each Fund hereunder shall not be binding upon any of the trustees, directors, shareholders, nominees, officers, agents, or employees of the Acquiring Trust or the Selling Trust personally but shall bind only the property of the respective Fund, as provided in the trust instrument of the Acquiring Trust and the Selling Trust Governing Documents. Moreover, no series of the Selling Trust or Acquiring Trust other than the Acquired Fund or Acquiring Fund, respectively, shall be responsible for the obligations of the Acquiring Trust or Selling Trust hereunder, and all persons shall look only to the assets of the applicable Fund to satisfy the obligations of such Trust and Fund hereunder. The execution and delivery of this Reorganization Agreement have been authorized by the Board of Trustees of the Acquiring Trust on behalf of the Acquiring Funds and the Board of Trustees of the Selling Trust on behalf of the Acquired Funds and signed by authorized officers of the Acquiring Trust and the Selling Trust, respectively, acting as such. Neither the authorization by such Board of Trustees, as applicable, nor the execution and delivery by such officers shall be deemed to have been made by any of them individually or to impose any liability on any of them personally but shall bind only the property of the respective Fund.

ARTICLE XIV
NOTICES

14.1       Any notice, report, statement or demand required or permitted by any provisions of this Reorganization Agreement shall be in writing and shall be deemed duly given if delivered by hand (including by FedEx or similar express courier) or transmitted by facsimile or three days after being mailed by prepaid registered or certified mail, return receipt requested, addressed to the Selling Trust or to the Acquiring Trust at the applicable address set forth in the first paragraph of this Reorganization Agreement, or to any other address that the Selling Trust or the Acquiring Trust shall have last designated by notice to the other party.

(signature page follows)

IN WITNESS WHEREOF, the parties have duly executed this Reorganization Agreement, all as of the date first written above.

NORTHERN LIGHTS FUND TRUST III, separately on behalf of each of Rondure New World Fund and Rondure Overseas Fund

By:
Name:
Title:

FINANCIAL INVESTORS TRUST, separately on behalf of each of Rondure New World Fund and Rondure Overseas Fund

By:
Name:
Title:

The undersigned is a party to this Reorganization Agreement for the purposes of Sections 1.7, 5.10, 5.12, 9.1 and 9.2 only

RONDURE GLOBAL ADVISORS, LLC

By:
Name:
Title:

EXHIBIT A

Column A (Acquiring Funds)	Column B (Selling Funds)
Rondure New World Fund	Rondure New World Fund
Rondure Overseas Fund	Rondure Overseas Fund

Appendix B

Additional Information Regarding the Existing Funds and the New Funds

Purchase and Sale of Fund Shares Information

Existing Funds: Information regarding how purchases, exchanges, and redemptions may be made with respect to the Existing Funds is incorporated herein by reference to the Existing Funds’ Prospectus dated August 31, 2022, as amended.

New Funds: Once launched, purchases, exchanges and redemptions may be made on any day the New York Stock Exchange is open for trading through institutional channels, such as financial intermediaries and retirement platforms, or directly with the Fund through the Fund’s website at www.rondureglobal.com, by telephone at 1-855-775-3337 or by regular mail c/o Ultimus Fund Solutions, LLC, P.O. Box 541150, Omaha, NE 68154.

Tax Information and Payments to Payments to Broker -Dealers and Other Financial Intermediaries

Tax information and information regarding the Existing Funds’ payments to broker-dealers and other financial intermediaries is incorporated herein by reference to the Existing Funds’ Prospectus dated August 31, 2022, as amended. This information for the New Funds will be identical to that of the Existing Funds.

Other Shareholder Information

Existing Funds: Information regarding how the Existing Funds’ shares are priced, how to purchase and redeem Existing Fund shares, the Existing Funds’ policies with respect to frequent purchases and redemptions, and the tax consequences to shareholders of buying, holding, exchanging and selling shares of the Existing Funds is incorporated herein by reference to the Existing Funds’ Prospectus dated August 31, 2022, as amended.

New Funds: Except for the discussions included below, this information will be the same in all material respects for the New Funds to that of the Existing Funds.

BUYING SHARES

You may purchase shares of the New Funds by sending a completed application form to the following address:

Regular Mail Rondure New World Fund Rondure Overseas Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Express/Overnight Mail Rondure New World Fund Rondure Overseas Fund c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

The USA PATRIOT Act requires financial institutions, including the Funds, to adopt certain policies and programs to prevent money-laundering activities, including procedures to verify the identity of customers opening new accounts. As requested on the application, you should supply your full name, date of birth, social security number and permanent street address. Mailing addresses containing a P.O. Box will not be accepted. This information will assist the Funds in verifying your identity. Until such verification is made, the Funds may temporarily limit additional share purchases. In addition, the Funds may limit additional share purchases or close an account if it is unable to verify a shareholder’s identity. As required by law, the Funds may employ various procedures, such as comparing the information to fraud databases or requesting additional information or documentation from you, to ensure that the information supplied by you is correct.

Purchase through Brokers: You may invest in the Funds through brokers or agents who have entered into selling agreements with the Distributor. The brokers and agents are authorized to receive purchase and redemption orders on behalf of the Funds. Such brokers are authorized to designate other intermediaries to receive purchase and redemption orders on each Fund’s behalf. The Funds will be deemed to have received a purchase or redemption order when an authorized broker or, if applicable, a broker’s authorized designee receives the order. The broker or agent may set their own initial and subsequent investment minimums. You may be charged a fee if you use a broker or agent to buy or redeem shares of the Funds. Finally, various servicing agents use procedures and impose restrictions that may be in addition to, or different from, those applicable to investors purchasing shares directly from the Funds. You should carefully read the program materials provided to you by your servicing agent.

Purchase by Wire: If you wish to wire money to make an investment in the Funds, please call the Funds at 1-855-775-3337 for wiring instructions and to notify the Funds that a wire transfer is coming. Any commercial bank can transfer same-day funds via wire. The Funds will normally accept wired funds for investment on the day received if they are received by the Funds’ designated bank before the close of regular trading on the NYSE. Your bank may charge you a fee for wiring same-day funds.

Automated Clearing House (ACH) Purchase: Current shareholders may purchase additional shares via Automated Clearing House (“ACH”). To have this option added to your account, please send a letter to the Funds requesting this option and supply a voided check for the bank account. Only bank accounts held at domestic institutions that are ACH members may be used for these transactions.

You may not use ACH transactions for your initial purchase of Fund’s shares. ACH purchases will be effective at the closing price per share on the business day after the order is placed. The Funds may alter, modify or terminate this purchase option at any time.

Shares purchased by ACH will not be available for redemption until the transactions have cleared. Shares purchased via ACH transfer may take up to 15 days to clear.

Transactions through www.RondureGlobal.com: You may purchase a Fund’s shares and redeem a Fund’s shares through the Fund’s website www.RondureGlobal.com. To establish Internet transaction privileges, you must enroll through the website. You automatically have the ability to establish Internet transaction privileges unless you decline the privileges on your New Account Application or IRA Application. You will be required to enter into a user’s agreement through the website in order to enroll in these privileges. In order to conduct Internet transactions, you must have telephone transaction privileges. To purchase shares through the website you must also have ACH instructions on your account.

Redemption proceeds may be sent to you by check to the address of record, or if your account has existing bank information, by wire or ACH. Only bank accounts held at domestic financial institutions that are ACH members can be used for transactions through the Fund’s website. Transactions through the website are subject to the same minimums as other transaction methods.

You should be aware that the Internet is an unsecured, unstable, unregulated and unpredictable environment. Your ability to use the website for transactions is dependent upon the Internet and equipment, software, systems, data and services provided by various vendors and third parties. While the Funds and their service providers have established certain security procedures, the Funds, the Distributor and the Funds’ transfer agent cannot assure you that trading information will be completely secure.

There may also be delays, malfunctions, or other inconveniences generally associated with this medium. There also may be times when the web site is unavailable for Fund transactions or other purposes. Should this happen, you should consider purchasing or redeeming shares by another method. Neither the Funds nor their transfer agent, Distributor or Adviser will be liable for any such delays or malfunctions or unauthorized interception or access to communications or account information.

Automatic Investment Plan: You may participate in the Funds’ Automatic Investment Plan, an investment plan that automatically moves money from your bank account and invests it in the Funds through the use of electronic funds transfers or automatic bank drafts. You may elect to make subsequent investments by transfers of a minimum of $50 on specified days of each month into your established Fund account. Please contact the Funds at 1-855-775-3337 for more information about the Funds’ Automatic Investment Plan.

Each Fund, however, reserves the right, in its sole discretion, to reject any application to purchase shares. Applications will not be accepted unless they are accompanied by a check drawn on a U.S. bank, thrift institutions, or credit union in U.S. funds for the full amount of the shares to be purchased. After you open an account, you may purchase additional shares by sending a check together with written instructions stating the name(s) on the account and the account number, to the above address. The Fund does not accept cash, drafts, travelers checks, post-dated checks, non-U.S. financial institution checks, cashier’s checks, or money orders. Also, to prevent check fraud, the Funds will not accept third party checks, U.S. Treasury checks, credit card checks or starter checks for the purchase of shares. Redemptions of shares of the Fund purchased by check may be subject to a hold period until the check has been cleared by the issuing bank. To avoid such holding periods, shares may be purchased through a broker or by wire, as described in this section.

Note: Ultimus Fund Solutions, LLC, the Funds’ transfer agent, will charge a $25 fee against a shareholder’s account, in addition to any loss sustained by a Fund, for any check returned to the transfer agent for insufficient funds.

When Order is Processed: All shares will be purchased at the NAV per share (plus applicable sales charges, if any) next determined after a Fund receives your application or request in good order. All requests received in good order by a Fund before 4:00 p.m. (Eastern Time) will be processed on that same day. Requests received after 4:00 p.m. will be processed on the next business day.

Good Order: When making a purchase request, make sure your request is in good order. “Good order” means your purchase request includes:

●    the name of the Fund and share class;

●    the dollar amount of shares to be purchased; and
a completed purchase application or investment stub check payable to the “Rondure New World Fund” or “Rondure Overseas Fund.”

Retirement Plans: You may purchase shares of a Fund for your individual retirement plans. Please call the Funds at 1-855-775-3337 for the most current listing and appropriate disclosure documentation on how to open a retirement account. In order to buy, redeem or exchange shares at that day’s price, you must place your order with the Fund or its agent before the New York Stock Exchange (“NYSE”) closes (normally, 4 p.m. Eastern time). Orders received by financial intermediaries authorized to do so on behalf of the Fund prior to the close of trading on the NYSE will be confirmed at the offering price computed as of the close of the trading on the NYSE. If the NYSE closes early, you must place your order prior to the actual closing time. The net asset value and your share price may be determined earlier than 4 p.m. Eastern time in the event that the NYSE closes early. As noted below in the section titled “By Broker/Intermediary,” the Funds have authorized one or more broker/intermediaries to receive on their behalf purchase and redemption orders. If your broker/intermediary has not been authorized to receive orders on behalf of the Fund, your order or request will not be accepted and processed by the Fund. Please contact your broker/intermediary if you are not sure if they have been authorized by the Funds.

With certain limited exceptions, the Funds are available only to U.S. citizens or residents. Certain tax-advantaged accounts can only be opened and maintained via written request. Please contact a shareholder services representative for more information.

Payment must be in U.S. dollars by a check drawn on a bank in the United States, wire transfer or electronic transfer. The Funds will not accept cash, traveler’s checks, starter checks, money orders, third party checks (except for properly endorsed IRA rollover checks), checks drawn on foreign banks or checks issued by credit card companies or Internet-based companies. Shares purchased by checks that are returned will be canceled and you will be liable for any losses or fees incurred by the Fund or its agents, including bank handling charges for returned checks. When purchasing shares, your request will be processed at the first NAV calculated after your purchase request is determined to be in good order. For wire purchases, the wire transfer must be received before the purchase request is deemed to be in good order.

A request or transaction will generally be regarded by a Fund as being in “good order” if it is received within the time frame prescribed, if it includes the information the Fund lists as being necessary, and (in the case of written requests or instructions) if the request or instruction is properly signed by an authorized person.

EXCHANGING SHARES

Shares of a Fund may be exchanged without payment of any exchange fee for shares of another Fund of the same class at their respective NAV.

An exchange of shares is treated for federal income tax purposes as a redemption (sale) of shares given in exchange by the shareholder, and an exchanging shareholder may, therefore, realize a taxable gain or loss in connection with the exchange.

With regard to redemptions and exchanges made by telephone, the Funds’ transfer agent will request personal or other identifying information to confirm that the instructions received from shareholders or their account representatives are genuine. Calls may be recorded. For your protection, the Fund may delay a transaction or not implement one if it is not reasonably satisfied that the instructions are genuine. If this occurs, the Fund and the transfer agent will not be liable for any loss. The Funds and the transfer agent also will not be liable for any losses if they follow instructions by phone that they reasonably believe are genuine or if an investor is unable to execute a transaction by phone.

Limitations on Exchanges: The Funds believe that use of the exchange privilege by investors utilizing market-timing strategies adversely affects the Funds and their shareholders. Therefore, the Funds generally will not honor requests for exchanges by shareholders who identify themselves or are identified as “market timers”. Market timers are investors who repeatedly make exchanges within a short period of time. The Funds reserve the right to suspend, limit or terminate the exchange privilege of an investor who uses the exchange privilege more than six times during any twelve-month period, or in the Funds’ opinion, engages in excessive trading that would be disadvantageous to the Funds or their shareholders. In those emergency circumstances wherein the SEC authorizes funds to do so, the Funds reserve the right to change or temporarily suspend the exchange privilege.

REDEEMING SHARES

The Funds typically expect that it will take up to three business days following receipt of your redemption request to pay out redemption proceeds by check or electronic transfer. The Funds typically expect to pay redemptions from cash, cash equivalents, proceeds from the sale of Fund shares, any lines of credit, and then from the sale of portfolio securities. These redemption payment methods will be used in regular and stressed market conditions. You may redeem all or any portion of the shares credited to your account by submitting a written request for redemption to:

Regular Mail Rondure New World Fund Rondure Overseas Fund c/o Ultimus Fund Solutions, LLC P.O. Box 541150 Omaha, NE 68154	Express/Overnight Mail Rondure New World Fund Rondure Overseas Fund c/o Ultimus Fund Solutions, LLC 4221 North 203rd Street, Suite 100 Elkhorn, NE 68022

Redemptions by Telephone: The telephone redemption privilege is automatically available to all new accounts. If you do not want the telephone redemption privilege, you must indicate this in the appropriate area on your account application or you must write to the Funds and instruct it to remove this privilege from your account. If you own an IRA, you will be asked whether or not the Fund(s) should withhold federal income tax.

The proceeds will be sent by mail to the address designated on your account or wired directly to your existing account in a bank or brokerage firm in the United States as designated on your application. To redeem by telephone, call 1-855-775-3337.

During periods of high market activity, you may encounter higher than usual wait times. Please allow sufficient time to ensure that you will be able to complete your telephone transaction prior to market close. Neither the Funds nor their Transfer Agent will be held liable if you are unable to place your trade due to high call volume.

Each Fund reserves the right to suspend the telephone redemption privileges with respect to your account if the name(s) or the address on the account has been changed within the previous 30 days. Neither the Funds, the transfer agent, nor their respective affiliates will be liable for complying with telephone instructions they reasonably believe to be genuine or for any loss, damage, cost or expenses in acting on such telephone instructions and you will be required to bear the risk of any such loss. The Funds or the transfer agent, or both, will employ reasonable procedures to determine that telephone instructions are genuine. If the Funds and/or the transfer agent do not employ these procedures, they may be liable to you for losses due to unauthorized or fraudulent instructions. These procedures may include, among others, requiring forms of personal identification prior to acting upon telephone instructions, providing written confirmation of the transactions and/or tape recording telephone instructions.

Redemptions through Broker: If shares of a Fund are held by a broker-dealer, financial institution or other servicing agent, you must contact that servicing agent to redeem shares of a Fund. The servicing agent may charge a fee for this service.

Redemptions by Wire: You may request that your redemption proceeds be wired directly to your bank account. The Funds’ transfer agent imposes a $15 fee for each wire redemption and deducts the fee directly from your account. Your bank may also impose a fee for the incoming wire.

Redemptions through www.RondureGlobal.com: You may redeem your shares through the Funds’ website www.RondureGlobal.com. Shares from a tax-sheltered retirement account cannot be redeemed through the Funds’ website. For complete information regarding Internet transactions, please see the section above entitled “Transactions Through www.RondureGlobal.com.” A redemption request through the website will not be honored if a medallion signature guarantee is required as described below.

Systematic Withdrawal Plan: If your individual accounts, IRA or other qualified plan account have a current account value of at least $10,000, you may participate in the Funds’ Systematic Withdrawal Plan, an investment plan that automatically moves money to your bank account from a Fund through the use of electronic funds transfers. You may elect to make subsequent withdrawals by transfers of a minimum of $250 on specified days of each month into your established bank account. Please contact the Funds at 1-855-775-3337 for more information about the Funds’ Systematic Withdrawal Plan.

Redemptions in Kind: Each Fund reserves the right to honor requests for redemption or repurchase orders by making payment in whole or in part in readily marketable securities (“redemption in kind”) if the amount is greater than the lesser of $250,000 or 1% of the Fund’s assets. The securities will be chosen by the Fund and valued under the Fund’s NAV procedures. To the extent feasible, the Funds expect that a redemption-in-kind will be a pro-rata allocation of the relevant Fund’s portfolio. A shareholder will be exposed to market risk until these securities are converted to cash and may incur transaction expenses in converting these securities to cash.

When Redemptions are Sent: Once a Fund receives your redemption request in “good order” as described below, it will issue a check based on the next determined NAV following your redemption request. If you purchase shares using a check and soon after request a redemption, your redemption proceeds will not be sent until the check used for your purchase has cleared your bank.

Good Order: Your redemption request will be processed if it is in “good order.” To be in good order, the following conditions must be satisfied:

●   The request should be in writing, unless redeeming by telephone, indicating the number of shares or dollar amount to be redeemed;

●   The request must identify your account number;

●   The request should be signed by you and any other person listed on the account, exactly as the shares are registered; and

●   If you request that the redemption proceeds be sent to a person, bank or an address other than that of record or paid to someone other than the record owner(s), or if the address was changed within the last 30 days, or if the proceeds of a requested redemption exceed $50,000, the signature(s) on the request must be medallion signature guaranteed by an eligible signature guarantor.

FREQUENT PURCHASES AND SALES OF FUND SHARES

The Funds discourage and do not accommodate market timing. Frequent trading into and out of a Fund can harm all Fund shareholders by disrupting the Fund’s investment strategies, increasing Fund expenses, decreasing tax efficiency and diluting the value of shares held by long-term shareholders. Each Fund is designed for long-term investors and is not intended for market timing or other disruptive trading activities. Accordingly, the Board of Trustees has approved policies that seek to curb these disruptive activities while recognizing that shareholders may have a legitimate need to adjust their Fund investments as their financial needs or circumstances change. The Funds currently use several methods to reduce the risk of market timing, including:

●	Committing staff to review, on a continuing basis, recent trading activity in order to identify trading activity that may be contrary to the Funds’ “Market Timing Trading Policy”;

●	Rejecting or limiting specific purchase requests; and

●	Rejecting purchase requests from certain investors.

Though these methods involve judgments that are inherently subjective and involve some selectivity in their application, the Funds seek to make judgments and applications that are consistent with the interests of the Funds’ shareholders.

Based on the frequency of redemptions in your account, the Adviser or transfer agent may in its sole discretion determine that your trading activity is detrimental to the Funds as described in the Funds’ Market Timing Trading Policy and elect to reject or limit the amount, number, frequency or method for requesting future purchases or exchanges into the Funds.

Each Fund reserves the right to reject or restrict purchase requests for any reason, particularly when the shareholder’s trading activity suggests that the shareholder may be engaged in market timing or other disruptive trading activities. Neither the Funds nor the Adviser will be liable for any losses resulting from rejected purchase orders. The Adviser may also bar an investor who has violated these policies (and the investor’s financial adviser) from opening new accounts with the Funds.

Although the Funds attempt to limit disruptive trading activities, some investors use a variety of strategies to hide their identities and their trading practices. There can be no guarantee that the Funds will be able to identify or limit these activities. Omnibus account arrangements are common forms of holding shares of the Funds. While the Funds will encourage financial intermediaries to apply the Funds’ Market Timing Trading Policy to their customers who invest indirectly in the Funds, the Funds are limited in their ability to monitor the trading activity or enforce the Funds’ Market Timing Trading Policy with respect to customers of financial intermediaries. For example, should it occur, the Funds may not be able to detect market timing that may be facilitated by financial intermediaries or made difficult to identify in the omnibus accounts used by those intermediaries for aggregated purchases, exchanges and redemptions on behalf of all their customers. More specifically, unless the financial intermediaries have the ability to apply the Funds’ Market Timing Trading Policy to their customers through such methods as implementing short-term trading limitations or restrictions and monitoring trading activity for what might be market timing, the Funds may not be able to determine whether trading by customers of financial intermediaries is contrary to the Funds’ Market Timing Trading Policy. Brokers maintaining omnibus accounts with the Funds have agreed to provide shareholder transaction information to the extent known to the broker to the Funds upon request. If the Funds or their transfer agent or shareholder servicing agent suspects there is market timing activity in the account, the Funds will seek full cooperation from the service provider maintaining the account to identify the underlying participant. At the request of the Adviser, the service providers may take immediate action to stop any further short-term trading by such participants.

HOW FUND SHARES ARE PRICED

Shares of each Fund are sold at NAV. The NAV of each Fund is determined at close of regular trading (normally 4:00 p.m. Eastern Time) on each day the NYSE is open for business. NAV is computed by determining, on a per class basis, the aggregate market value of all assets of a Fund, less its liabilities, divided by the total number of shares outstanding ((assets-liabilities)/number of shares = NAV). The NYSE is closed on weekends and New Year’s Day, Martin Luther King, Jr. Day, Presidents’ Day, Good Friday, Memorial Day, Juneteenth, Independence Day, Labor Day, Thanksgiving Day and Christmas Day. The NAV takes into account, on a per class basis, the expenses and fees of a Fund, including management, administration, and distribution fees, which are accrued daily. The determination of NAV for a share class for a particular day is applicable to all applications for the purchase of shares, as well as all requests for the redemption of shares, received by the Fund (or an authorized broker or agent, or its authorized designee) before the close of trading on the NYSE on that day.

Generally, each Fund’s securities are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges (whether domestic or foreign) for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid ask prices on such exchanges. Securities primarily traded in the National Association of Securities Dealers’ Automated Quotation System (“NASDAQ”) National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity.

If market quotations are not readily available, securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board of Trustees. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different from the value that could be realized upon the sale of that security. The fair value prices can differ from market prices when they become available or when a price becomes available. The Board of Trustees has designated the Adviser as the “Valuation Designee” to execute these procedures. The Valuation Designee may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board of Trustees reviews the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

The Funds may use independent pricing services to assist in calculating the value of each Fund’s securities. In addition, market prices for foreign securities are not determined at the same time of day as the NAV for each Fund. Because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of some of the Funds’ portfolio securities may change on days when you may not be able to buy or sell Fund shares.

In computing NAV, the Funds value foreign securities held by the Funds at the latest closing price on the exchange in which they are traded immediately prior to closing of the NYSE. Prices of foreign securities quoted in foreign currencies are translated into U.S. dollars at current rates. If events materially affecting the value of a security in each Fund’s portfolio, particularly foreign securities, occur after the close of trading on a foreign market but before each Fund prices its shares, the security may be priced using alternative market prices provided by a pricing service. For example, if trading in a portfolio security is halted and does not resume before the Funds calculate their NAV, alternative market prices may be used to value the security. Without a fair value price, short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of each Fund’s portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that fair value pricing policies will prevent dilution of each Fund’s NAV by short term traders. The determination of fair value involves subjective judgments. As a result, using fair value to price a security may result in a price materially different from the prices used by other mutual funds to determine NAV, or from the price that may be realized upon the actual sale of the security.

With respect to any portion of each Fund’s assets that are invested in one or more open-end management investment companies registered under the 1940 Act, each Fund’s NAV is calculated based upon the NAVs of those open-end management investment companies, and the prospectuses for these companies explain the circumstances under which those companies will use fair value pricing and the effects of using fair value pricing.

Basic Information

The information on the cover page of the Existing Funds’ SAI is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended. The New Funds will have the same names, classes and ticker symbols as the Existing Funds. The cover pages of the New Funds’ SAI will be the same in all material respects to that of the Existing Funds, except that once launched, copies of the New Funds’ prospectus may be obtained without charge by writing the Funds at c/o Ultimus Fund Solutions, LLC 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246, or by calling the Funds’ transfer agent at 1-855-775-3337.

Fund History

The discussion of the Existing Funds’ history is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended. Each New Fund’s history will be the same in all material respects to that of the corresponding Existing Fund’s history, except that the New Funds will become the accounting and performance survivors following the Reorganizations and NL3 was organized on December 5, 2011.

Description of the Fund and Its Investments and Risks

Each Existing Fund is, and the corresponding New Fund will be, classified as diversified. The description of the Existing Funds’ investments and risks is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended. The description of the New Funds’ investments and risks will be identical to the description of the Existing Funds’ investments and risks.

Disclosure of Portfolio Holdings

Existing Funds: The Existing Funds’ policies and procedures with respect to the disclosure of the Existing Funds’ portfolio securities is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended.

New Funds: A discussion of the New Funds’ policies with respect to the disclosure of the New Funds’ portfolio securities is below.

DISCLOSURE OF PORTFOLIO HOLDINGS

This Policy sets forth the conditions under which Portfolio Holdings data for the Trust on behalf of the Funds may be disclosed to Third Parties (which may include the public) and Service Providers. No Portfolio Holdings data about a Fund may be disclosed except in accordance with this Policy.

Portfolio Holdings data includes, but is not limited to, the following information about the Funds: (i) specific securities held; (ii) industry sector breakdowns as a percentage of portfolio net assets; (iii) asset composition (e.g., equities versus bonds); (iv) U.S. versus foreign holdings percentage breakdowns and regional breakdowns (e.g., Asia, North America); and (v) top 10 portfolio holdings in order of position size, including percentage of portfolio.

“Third Parties” or a “Third Party” means a person other than a Service Provider, an employee of a Service Provider, a Trustee of the Board, or an officer of the Funds.

“Service Providers” or a “Service Provider” includes, but is not limited to, the investment adviser, sub-adviser, administrator, custodian, transfer agent, fund accountant, principal underwriter, software or technology service providers, pricing and proxy voting service providers, research and trading service providers, auditors, accountants, and legal counsel, or any other entity that has a need to know such information in order to fulfill their contractual obligations to provide services to the Funds.

Portfolio Holdings Information

The Trust has adopted policies and procedures that govern the disclosure of each Fund’s portfolio holdings. These policies and procedures are designed to ensure that such disclosure is in the best interests of Fund shareholders.

It is the Trust’s policy to: (1) ensure that any disclosure of portfolio holdings information is in the best interest of Trust shareholders; (2) protect the confidentiality of portfolio holdings information; (3) have procedures in place to guard against personal trading based on the information; and (4) ensure that the disclosure of portfolio holdings information does not create conflicts between the interests of the Trust’s shareholders and those of the Trust’s affiliates.

Each Fund discloses its portfolio holdings by mailing the annual and semi-annual reports to shareholders approximately two months after the end of the fiscal year and semi-annual period. In addition, each Fund discloses its portfolio holdings reports on Forms N-CSR and Form N-PORT two months after the end of each fiscal quarter/semi-annual period.

Also, approximately fifteen to thirty days after the end of each quarter, the Adviser posts on the Trust’s website a profile of the Funds which typically includes the Funds’ top ten holdings. The Funds may choose to make available, no sooner than 10 days after the end of each quarter, a complete schedule of their portfolio holdings as of the last day of the quarter.

Portfolio holdings and other fund related performance data may also be disclosed, upon authorization by a designated officer, to financial consultants to assist them in determining the suitability of the Fund as an investment for their clients, in each case in accordance with the anti-fraud provisions of the federal securities laws and the Company’s and Adviser’s fiduciary duties to Fund shareholders. Disclosures to financial consultants are also subject to a confidentiality agreement and/or trading restrictions. The foregoing disclosures are made pursuant to the Company’s policy on selective disclosure of portfolio holdings and performance-related data. The Trust may, in limited circumstances, permit other selective disclosure of portfolio holdings subject to a confidentiality agreement and/or trading restrictions.

The Funds may choose to make portfolio holdings information available to rating agencies such as Lipper, Morningstar or Bloomberg more frequently on a confidential basis.

Under limited circumstances, as described below, the Funds’ portfolio holdings may be disclosed to, or known by, certain third parties in advance of their filing with the Securities and Exchange Commission on Form N-CSR or Form N-PORT. In each case, a determination has been made that such advance disclosure is supported by a legitimate business purpose and that the recipient is subject to a duty to keep the information confidential.

The Adviser. Personnel of the Adviser, including personnel responsible for managing the Funds’ portfolio, may have full daily access to Fund portfolio holdings since that information is necessary in order for the Adviser to provide their management, administrative, and investment services to the Funds. As required for purposes of analyzing the impact of existing and future market changes on the prices, availability, demand and liquidity of such securities, as well as for the assistance of portfolio managers in the trading of such securities, Adviser personnel may also release and discuss certain portfolio holdings with various broker-dealers.

Ultimus Fund Solutions, LLC. Ultimus Fund Solutions, LLC is the transfer agent, fund accountant and administrator for the Funds; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Northern Lights Compliance Services, LLC. Northern Lights Compliance Services, LLC provides consulting services to the Funds as well as related compliance services; therefore, its personnel have full daily access to the Funds’ portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Brown Brothers Harriman & Co. is custodian for the Funds; therefore, its personnel have full daily access to each Fund’s portfolio holdings since that information is necessary in order for them to provide the agreed-upon services for the Trust.

Deloitte & Touche LLP is the Funds’ independent registered public accounting firm; therefore, its personnel have access to each Fund’s portfolio holdings in connection with auditing of the Funds’ annual financial statements and providing assistance and consultation in connection with SEC filings.

Counsel to the Trust and Counsel to the Independent Trustees. Counsel to the Trust, Counsel to the Independent Trustees and their respective personnel have access to the Funds’ portfolio holdings in connection with the review of the Funds’ annual and semi-annual shareholder reports and SEC filings.

Additions to List of Approved Recipients

The Trust’s Chief Compliance Officer is the person responsible, and whose prior approval is required, for any disclosure of the Funds’ portfolio securities at any time or to any persons other than those described above. In such cases, the recipient must have a legitimate business need for the information and must be subject to a duty to keep the information confidential. There are no ongoing arrangements in place with respect to the disclosure of portfolio holdings. In no event shall the Funds, the Adviser, or any other party receive any direct or indirect compensation in connection with the disclosure of information about the Fund’s portfolio holdings.

Compliance With Portfolio Holdings Disclosure Procedures

The Trust’s Chief Compliance Officer will report periodically to the Board with respect to compliance with the Funds’ portfolio holdings disclosure procedures, and from time to time will provide the Board any updates to the portfolio holdings disclosure policies and procedures.

There is no assurance that the Trust’s policies on disclosure of portfolio holdings will protect the Funds from the potential misuse of holdings information by individuals or firms in possession of that information.

Code of Ethics

The discussion of the Existing Funds’ code of ethics is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended. The information with respect to the New Funds’ code of ethics will be identical to that of the Existing Funds.

Proxy Voting Policies

Existing Funds: The discussion of the Existing Funds’ proxy voting policy is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended.

New Funds: A discussion of the New Funds’ proxy voting policy is below.

The Board has adopted Proxy Voting Policies and Procedures (“Policies”) on behalf of the Trust, which delegate the responsibility for voting proxies to the Adviser or its designee, subject to the Board’s continuing oversight. The Policies require that the Adviser or its designee vote proxies received in a manner consistent with the best interests of the Funds and shareholders. The Policies also require the Adviser or its designee to present to the Board, at least annually, the Adviser’s Proxy Policies, or the proxy policies of the Adviser’s designee, and a record of each proxy voted by the Adviser or its designee on behalf of the Funds, including a report on the resolution of all proxies identified by the Adviser as involving a conflict of interest. It is anticipated that the Adviser will vote all proxies that are received on the Funds’ behalf.

Where a proxy proposal raises a material conflict between the Adviser’s interests and the Funds’ interests, the Adviser will resolve the conflict by voting in accordance with the policy guidelines or at the client’s directive using the recommendation of an independent third party. If the third party’s recommendations are not received in a timely fashion, the Adviser will abstain from voting the securities held by that client’s account. The Adviser’s proxy voting policy is the same as the copy of the Adviser’s proxy voting policies attached to the Existing Funds’ SAI.

Information regarding how the Funds voted proxies during the most recent 12-month period ended June 30 is available without charge, upon request, by calling toll free, 1-855-775-3337 and by accessing the information on proxy voting filed by the Funds on Form N-PX on the SEC’s website at www.sec.gov. In addition, a copy of the Funds’ proxy voting policies and procedures are also available by calling 1-855-775-3337 and will be sent within three business days of receipt of a request.

Investment Advisory Services; Portfolio Managers; Brokerage Allocation and Other Practices

Information regarding the Existing Funds’ investment adviser, portfolio managers, including their other accounts managed, compensation, and ownership of securities, and brokerage allocation and other practices is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended. Such information with respect to the New Funds will be the same in all material respects to that of the Existing Funds.

Capital Stock

Existing Funds. Information regarding the Existing Funds’ classes and other characteristics of the Existing Funds is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended.

New Funds: Each New Fund will have the same classes as the corresponding Existing Fund. Additional information regarding the New Funds is below.

The Funds may issue an unlimited number of shares of beneficial interest. All Shares have equal rights and privileges. Each Share of a Fund is entitled to one vote on all matters as to which Shares are entitled to vote. In addition, each Share is entitled to participate equally with other Shares (i) in dividends and distributions declared by the Funds and (ii) on liquidation to its proportionate share of the assets remaining after satisfaction of outstanding liabilities. Shares are fully paid, non-assessable and fully transferable when issued and have no pre-emptive, conversion or exchange rights. Fractional Shares have proportionately the same rights, including voting rights, as are provided for a full Share.

Under the Trust’s Agreement and Declaration of Trust, each Trustee will continue in office until the termination of the Trust or his/her earlier death, incapacity, resignation or removal. Shareholders can remove a Trustee to the extent provided by the 1940 Act and the rules and regulations promulgated thereunder. Vacancies may be filled by a majority of the remaining Trustees, except insofar as the 1940 Act may require the election by shareholders. As a result, normally no annual or regular meetings of shareholders will be held unless matters arise requiring a vote of shareholders under the Agreement and Declaration of Trust or the 1940 Act.

Purchase, Redemption and Pricing of Fund Shares

Existing Funds: Information regarding how to purchase and redeem Existing Fund shares and how Existing Fund shares are priced is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended.

New Funds: Information with respect to how to purchase and redeem New Fund shares once launched and how New Fund shares will be priced is described below.

Calculation of Share Price

As indicated in the Prospectus under the heading “How to Purchase Shares,” the NAV of each Fund’s shares, by class, is determined by dividing the total value of the Fund’s portfolio investments and other assets, less any liabilities, by the total number of shares outstanding of each Fund, by class, respectively.

Generally, the Funds’ domestic securities (including underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges) are valued each day at the last quoted sales price on each security’s primary exchange. Securities traded or dealt in upon one or more securities exchanges for which market quotations are readily available and not subject to restrictions against resale shall be valued at the last quoted sales price on the primary exchange or, in the absence of a sale on the primary exchange, at the mean between the current bid and ask prices on such exchange. Securities primarily traded in the NASDAQ National Market System for which market quotations are readily available shall be valued using the NASDAQ Official Closing Price. If market quotations are not readily available, securities will be valued at their fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board and as further described below. Securities that are not traded or dealt in any securities exchange (whether domestic or foreign) and for which over-the-counter market quotations are readily available generally shall be valued at the last sale price or, in the absence of a sale, at the mean between the current bid and ask price on such over-the-counter market.

Certain securities or investments for which daily market quotes are not readily available may be valued, pursuant to guidelines established by the Board, with reference to other securities or indices. Debt securities not traded on an exchange may be valued at prices supplied by a pricing agent(s) based on broker or dealer supplied valuations or matrix pricing, a method of valuing securities by reference to the value of other securities with similar characteristics, such as rating, interest rate and maturity. Short-term debt obligations having 60 days or less remaining until maturity, at time of purchase, may be valued at amortized cost, which approximates fair value.

Exchange traded options are valued at the last quoted sales price or, in the absence of a sale, at the mean between the current bid and ask prices on the exchange on which such options are traded. Futures and options on futures are valued at the settlement price determined by the exchange. Other securities for which market quotes are not readily available are valued at fair value as determined in good faith by the Board or persons acting at their direction. Swap agreements and other derivatives are generally valued daily based upon quotations from market makers or by a pricing service in accordance with the valuation procedures approved by the Board.

Under certain circumstances, the Funds may use an independent pricing service to calculate the fair market value of foreign equity securities on a daily basis by applying valuation factors to the last sale price or the mean price as noted above. The fair market values supplied by the independent pricing service will generally reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or the value of other instruments that have a strong correlation to the fair-valued securities. The independent pricing service will also take into account the current relevant currency exchange rate. A security that is fair valued may be valued at a price higher or lower than actual market quotations or the value determined by other funds using their own fair valuation procedures. Because foreign securities may trade on days when Fund shares are not priced, the value of securities held by the Funds can change on days when Fund shares cannot be redeemed or purchased. In the event that a foreign security’s market quotations are not readily available or are deemed unreliable (for reasons other than because the foreign exchange on which it trades closed before the Funds’ calculation of NAV), the security will be valued at its fair market value as determined in good faith by the Adviser in accordance with procedures approved by the Board as discussed below. Without fair valuation, it is possible that short-term traders could take advantage of the arbitrage opportunity and dilute the NAV of long-term investors. Fair valuation of the Funds’ portfolio securities can serve to reduce arbitrage opportunities available to short-term traders, but there is no assurance that it will prevent dilution of the Funds’ NAV by short-term traders. In addition, because the Funds may invest in underlying ETFs which hold portfolio securities primarily listed on foreign (non-U.S.) exchanges, and these exchanges may trade on weekends or other days when the underlying ETFs do not price their shares, the value of these portfolio securities may change on days when you may not be able to buy or sell Fund shares. Investments initially valued in currencies other than the U.S. dollar are converted to U.S. dollars using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the New York Stock Exchange (“NYSE”) is closed and an investor is not able to purchase, redeem or exchange shares.

Fund shares are valued at the close of regular trading on the NYSE (normally 4:00 p.m., Eastern time) (the “NYSE Close”) on each day that the NYSE is open. For purposes of calculating the NAV, the Funds normally use pricing data for domestic equity securities received shortly after the NYSE Close and does not normally take into account trading, clearances or settlements that take place after the NYSE Close. Domestic fixed income and foreign securities are normally priced using data reflecting the earlier closing of the principal markets for those securities. Information that becomes known to the Fund or its agents after the NAV has been calculated on a particular day will not generally be used to retroactively adjust the price of the security or the NAV determined earlier that day.

When market quotations are insufficient or not readily available, the Funds may value securities at fair value or estimate their value as determined in good faith by the Board or its designee, pursuant to procedures approved by the Board. Fair valuation may also be used by the Board if extraordinary events occur after the close of the relevant market but prior to the NYSE Close.

The Funds may hold securities, such as private placements, interests in commodity pools, other non-traded securities or temporarily illiquid securities, for which market quotations are not readily available or are determined to be unreliable. These securities will be valued at their fair market value as determined using the “fair value” procedures approved by the Board. The Board has designated the Adviser as its “Valuation Designee” for execution of these procedures. The Adviser may also enlist third party consultants such as an audit firm or financial officer of a security issuer on an as-needed basis to assist in determining a security-specific fair value. The Board reviews and ratifies the execution of this process and the resultant fair value prices at least quarterly to assure the process produces reliable results.

Valuation Process. Fair value determinations are required for the following securities: (i) securities for which market quotations are insufficient or not readily available on a particular business day (including securities for which there is a short and temporary lapse in the provision of a price by the regular pricing source); (ii) securities for which, in the judgment of the Adviser, the prices or values available do not represent the fair value of the instrument. Factors which may cause the Adviser to make such a judgment include, but are not limited to, the following: only a bid price or an asked price is available; the spread between bid and asked prices is substantial; the frequency of sales; the thinness of the market; the size of reported trades; and actions of the securities markets, such as the suspension or limitation of trading; (iii) securities determined to be illiquid; (iv) securities with respect to which an event that will affect the value thereof has occurred (a “significant event”) since the closing prices were established on the principal exchange on which they are traded, but prior to the Funds’ calculation of its NAV. Specifically, interests in commodity pools or managed futures pools are valued on a daily basis by reference to the closing market prices of each futures contract or other asset held by a pool, as adjusted for pool expenses. Restricted or illiquid securities, such as private placements or non-traded securities are valued via inputs from the Adviser valuation based upon the current bid for the security from two or more independent dealers or other parties reasonably familiar with the facts and circumstances of the security (who should take into consideration all relevant factors as may be appropriate under the circumstances). If the Adviser is unable to obtain a current bid from such independent dealers or other independent parties, the Adviser shall determine the fair value of such security using the following factors: (i) the type of security; (ii) the cost at date of purchase; (iii) the size and nature of the Funds’ holdings; (iv) the discount from market value of unrestricted securities of the same class at the time of purchase and subsequent thereto; (v) information as to any transactions or offers with respect to the security; (vi) the nature and duration of restrictions on disposition of the security and the existence of any registration rights; (vii) how the yield of the security compares to similar securities of companies of similar or equal creditworthiness; (viii) the level of recent trades of similar or comparable securities; (ix) the liquidity characteristics of the security; (x) current market conditions; and (xi) the market value of any securities into which the security is convertible or exchangeable.

Standards For Fair Value Determinations. As a general principle, the fair value of a security is the amount that a Fund might reasonably expect to realize upon its current sale. The Trust has adopted Financial Accounting Standards Board Statement of Financial Accounting Standards Codification Topic 820, Fair Value Measurements and Disclosures (“ASC 820”). In accordance with ASC 820, fair value is defined as the price that the Funds would receive upon selling an investment in a timely transaction to an independent buyer in the principal or most advantageous market of the investment. ASC 820 establishes a three-tier hierarchy to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Inputs refer broadly to the assumptions that market participants would use in pricing the asset or liability, including assumptions about risk, for example, the risk inherent in a particular valuation technique used to measure fair value including such a pricing model and/or the risk inherent in the inputs to the valuation technique. Inputs may be observable or unobservable. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability developed based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability, developed based on the best information available under the circumstances.

Various inputs are used in determining the value of each Fund’s investments relating to ASC 820. These inputs are summarized in the three broad levels listed below.

Level 1 – quoted prices in active markets for identical securities.

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.)

Level 3 – significant unobservable inputs (including a Fund’s own assumptions in determining the fair value of investments).

The Adviser takes into account the relevant factors and surrounding circumstances, which may include: (i) the nature and pricing history (if any) of the security; (ii) whether any dealer quotations for the security are available; (iii) possible valuation methodologies that could be used to determine the fair value of the security; (iv) the recommendation of a portfolio manager of the Funds with respect to the valuation of the security; (v) whether the same or similar securities are held by other funds managed by the Adviser (or Sub-Adviser) or other funds and the method used to price the security in those funds; (vi) the extent to which the fair value to be determined for the security will result from the use of data or formulae produced by independent third parties and (vii) the liquidity or illiquidity of the market for the security.

Board’s Determination. The Board meets at least quarterly to consider the valuations provided by the Adviser and to review the valuations made for the applicable securities. The Board considers the reports provided by the Adviser, including follow up studies of subsequent market-provided prices when available, in reviewing and determining in good faith the fair value of the applicable portfolio securities.

Purchase of Shares

Orders for shares received by the Funds in good order prior to the close of business on the NYSE on each day during such periods that the NYSE is open for trading are priced at the public offering price, which is NAV plus any sales charge, or at NAV per share (if no sales charges apply) computed as of the close of the regular session of trading on the NYSE. Orders received in good order after the close of the NYSE, or on a day it is not open for trading, are priced at the close of such NYSE on the next day on which it is open for trading at the next determined NAV per share plus sales charges, if any.

Redemption of Shares

The Funds redeem all or any portion of a shareholder’s shares of the Funds when requested in accordance with the procedures set forth in the “How to Redeem Shares” section of the Prospectus. Under the 1940 Act, a shareholder’s right to redeem shares and to receive payment therefore may be suspended at times: (a) when the NYSE is closed, other than customary weekend and holiday closings; (b) when trading on that exchange is restricted for any reason; (c) when an emergency exists as a result of which disposal by the Funds of securities owned is not reasonably practicable or it is not reasonably practicable for the Funds to fairly determine the value of net assets, provided that applicable rules and regulations of the SEC (or any succeeding governmental authority) will govern as to whether the conditions prescribed in (b) or (c) exist; or (d) when the SEC by order permits a suspension of the right to redemption or a postponement of the date of payment on redemption.

In case of suspension of the right of redemption, payment of a redemption request will be made based on the NAV next determined after the termination of the suspension.

Supporting documents in addition to those listed under “How to Redeem Shares” in the Prospectus will be required from executors, administrators, trustees, or if redemption is requested by someone other than the shareholder of record. Such documents include, but are not restricted to, stock powers, trust instruments, certificates of death, appointments as executor, certificates of corporate authority and waiver of tax required in some states when settling estates.

Rule 12b-1 Plans

Existing Funds: The discussion of the Existing Funds’ Rule 12b-1 Plan is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended.

New Funds: A discussion of the New Funds’ Rule 12b-1 Plan is below.

Rule 12b-1 Plans (Investor Class only)

The Trust, on behalf of the Funds, has adopted the Trust’s Master Distribution and Shareholder Servicing Plan for Investor Class shares, pursuant to Rule 12b-1 under the 1940 Act (each a “Plan”, and collectively the “Plans”) pursuant to which each Fund is authorized to pay the Distributor, as compensation for Distributor’s account maintenance services under the Plans, a distribution and shareholder servicing fee at the rate of up to 0.25% for Investor Class shares of the Funds’ average daily net assets attributable to the relevant class. Such fees are to be paid by the Funds monthly, or at such other intervals as the Board shall determine. Such fees shall be based upon the Funds’ average daily net assets during the preceding month, and shall be calculated and accrued daily. The Funds may pay fees to the Distributor at a lesser rate, as agreed upon by the Board and the Distributor. The Plans authorize payments to the Distributor as compensation for providing account maintenance services to Fund shareholders, including arranging for certain securities dealers or brokers, administrators and others (“Recipients”) to provide these services and paying compensation for these services. Each Fund bears its own costs of distribution with respect to its shares. The Funds may make other payments, such as contingent deferred sales charges imposed on certain redemptions of shares, which are separate and apart from payments made pursuant to the Plans.

The services to be provided by Recipients may include, but are not limited to, the following: assistance in the offering and sale of Fund shares and in other aspects of the marketing of the shares to clients or prospective clients of the respective recipients; answering routine inquiries concerning the Funds; assisting in the establishment and maintenance of accounts or sub-accounts in the Funds and in processing purchase and redemption transactions; making the Funds’ investment plan and shareholder services available; and providing such other information and services to investors in shares of the Funds as the Distributor or the Trust, on behalf of the Funds, may reasonably request. The distribution services shall also include any advertising and marketing services provided by or arranged by the Distributor with respect to the Funds.

The Distributor is required to provide a written report, at least quarterly to the Board, specifying in reasonable detail the amounts expended pursuant to the Plans and the purposes for which such expenditures were made. Further, the Distributor will inform the Board of any Rule 12b-1 fees to be paid by the Distributor to Recipients.

The Plans may not be amended to increase materially the amount of the Distributor’s compensation to be paid by the Funds, unless such amendment is approved by the vote of a majority of the outstanding voting securities of the affected class of the Funds (as defined in the 1940 Act). All material amendments must be approved by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on a Plan. During the term of the Plans, the selection and nomination of non-interested Trustees will be committed to the discretion of current non-interested Trustees. The Distributor will preserve copies of the Plans, any related agreements, and all reports, for a period of not less than six years from the date of such document and for at least the first two years in an easily accessible place.

Any agreement related to the Plans will be in writing and provide that: (a) it may be terminated by the Trust or the applicable Fund at any time upon sixty days’ written notice, without the payment of any penalty, by vote of a majority of the Board, or by vote of a majority of the outstanding voting securities of the Trust or the Funds; (b) it will automatically terminate in the event of its assignment (as defined in the 1940 Act); and (c) it will continue in effect for a period of more than one year from the date of its execution or adoption only so long as such continuance is specifically approved at least annually by a majority of the Board by votes cast in person at a meeting called for the purpose of voting on such agreement.

Taxation of the Funds

Information with respect to taxation of the Existing Funds is incorporated herein by reference to the Existing Funds’ SAI dated August 31, 2022, as amended. The information with respect to taxation of the New Funds will be the same in all material respects as that of the Existing Funds.

Financial Statements

The Existing Funds’ financial statements are incorporated herein by reference to the Existing Funds’ annual report for the fiscal year ended April 30, 2022. The New Funds have not yet commenced operations and accordingly, do not have financial statements to provide.

FORM OF PROXY CARD

RONDURE GLOBAL ADVISORS

PROXY CARD

SIGN, **DATE** AND **VOTE** ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided

2. **ONLINE** at **vote.proxyonline.com** using your proxy control number found below

3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line

4. By **PHONE** with a live operator when you call toll-free 1-877-283-0321 Monday through Friday 9 a.m. to 10 p.m. Eastern time

SHAREHOLDER'S REGISTRATION PRINTED HERE

*****BOXES FOR TYPSETTING PURPOSES ONLY*****

THIS BOX AND BOX ABOVE ARE NOT PRINTED ON ACTUAL PROXY BALLOTS. THEY IDENTIFY LOCATION OF WINDOWS ON OUTBOUND 9X12 ENVELOPES.

CONTROL NUMBER 12345678910

[Fund Name]

A Series of Financial Investors Trust

The undersigned hereby appoints each of Lucas Foss, Michael P. Lawlor, Alex Marks and Jaclyn Reed, as Proxy of the undersigned, with full power of substitution, and hereby authorizes any of them to vote on behalf of the undersigned all shares of the Fund that the undersigned is entitled to vote at the Special Meeting of Shareholders of the Fund to be held telephonically at 10:00 a.m. Eastern time, on May 31, 2023 and at any postponements or adjournments thereof, as fully as the undersigned would be entitled to vote if personally present. Shareholders who wish to participate in the meeting are welcome to do so. If you were a record holder of Fund shares as of the record date, please e-mail AST Fund Solutions, LLC ("AST") at attendameeting@astfinancial.com no later than 2:00 p.m. Eastern Time on May 30, 2023 to register. Please include the Fund's name in the subject line and provide your name and address in the body of the e-mail. AST will then e-mail you the dial in information and instructions for attending the shareholder meeting.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **1-877-283-0321**. **Representatives are available to assist you** Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to Be Held on May 31, 2023. The proxy statement for this meeting is available at:

https://vote.proxyonline.com/alps/docs/2023proxy.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

[Fund Name]

PROXY CARD

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. The signer(s) acknowledges receipt with this Proxy Statement of the Board of Directors. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE FUND'S BOARD OF DIRECTORS, AND THE PROPOSAL HAS BEEN UNANIMOUSLY APPROVED BY THE BOARD OF DIRECTORS AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE FOLLOWING PROPOSAL AND WILL BE VOTED IN THE APPOINTED PROXIES' DISCRETION UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING OR ANY ADJOURNMENT(S) OR POSTPONEMENT(S) THEREOF.

THE BOARD OF DIRECTORS OF THE COMPANY UNANIMOUSLY RECOMMENDS THAT YOU VOTE "FOR" THE PROPOSAL.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

The transaction of such other business as may properly come before the Shareholder Meeting or any continuations after an adjournment thereof.

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]